Exhibit 10.3
GITLAB INC.
2021 EQUITY INCENTIVE PLAN
1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries, and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.
2. SHARES SUBJECT TO THE PLAN.
2.1. Number of Shares Available. Subject to Sections 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 13,032,289 Shares, plus (a) any reserved shares not issued or subject to outstanding awards granted under the Company’s 2015 Equity Incentive Plan, as amended (the “2015 Plan”) on the Effective Date (as defined below), (b) shares that are subject to stock options or other awards granted under the 2015 Plan that cease to be subject to such stock options or other awards by forfeiture or otherwise after the EIP Effective Date, (c) shares issued under the 2015 Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (d) shares issued under the 2015 Plan that are repurchased by the Company at the original purchase price or are otherwise forfeited, and (e) shares that are subject to stock options or other awards under the 2015 Plan that are used to pay the exercise price of a stock option or withheld to satisfy the withholding obligations for Tax-Related Items related to any award; provided, however, that shares reserved and available for grant and issuance pursuant to subparts (a)-(e) of this Section 2.1 shall be issuable as Common Stock of the Company regardless of their series or class under the 2015 Plan.
2.2. Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR, (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price, (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the withholding obligations for Tax-Related Items related to an Award will become available for grant and issuance in connection with subsequent Awards under this Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 will not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.
2.3. Minimum Share Reserve. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.
2.4. Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan will be increased on February 1 of each of the first ten (10) fiscal years during the term of the Plan by the lesser of (a) five percent (5%) of the total number of outstanding shares of all classes of the Company’s common stock outstanding (on an as-converted basis) on each January 31 immediately prior to the date of increase or (b) such number of Shares determined by the Board.
2.5. ISO Limitation. No more than 39,096,867 Shares will be issued pursuant to the exercise of ISOs granted under the Plan.
2.6. Adjustment of Shares. If the number or class of outstanding Shares is changed by a stock dividend, extraordinary dividend or distribution (whether in cash, shares, or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off, or similar change in the capital structure of the Company, without consideration, then (a) the number and class of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, including Shares reserved under sub-clauses (a)-(e) of Section 2.1, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, (c) the number and class of Shares subject to other outstanding Awards and (d) the maximum number and class of Shares that may be issued as ISOs set forth in Section 2.5, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities or other laws, provided that fractions of a Share will not be issued.
If, by reason of an adjustment pursuant to this Section 2.6, a Participant’s Award Agreement or other agreement related to any Award, or the Shares subject to such Award, covers additional or different shares of stock or securities, then such additional or different shares, and the Award Agreement or such other agreement in respect thereof, will be subject to all of the terms, conditions, and restrictions which were applicable to the Award or the Shares subject to such Award prior to such adjustment.
3. ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors, and Non-Employee Directors, provided that such Consultants, Directors, and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.
4. ADMINISTRATION.
4.1. Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms, and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board will establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:
(a) construe and interpret this Plan, any Award Agreement, and any other agreement or document executed pursuant to this Plan;
(b) prescribe, amend, and rescind rules and regulations relating to this Plan or any Award;
(c) select persons to receive Awards;
(d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy withholding obligations for Tax-Related Items or any other tax liability legally due, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;
(e) determine the number of Shares or other consideration subject to Awards;
(f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary, or Affiliate;
(h) grant waivers of Plan or Award conditions;
(i) determine the vesting, exercisability, and payment of Awards;
(j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(k) determine whether an Award has been vested and/or earned;
(l) determine the terms and conditions of any, and to institute any Exchange Program;
(m) reduce, waive or modify any criteria with respect to Performance Factors;
(n) adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events, or circumstances to avoid windfalls or hardships;
(o) adopt terms and conditions, rules, and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States to facilitate the administration of the Plan in jurisdictions outside the United States or to qualify Awards for special tax treatment under laws of jurisdictions other than the United States;
(p) exercise discretion with respect to Performance Awards;
(q) make all other determinations necessary or advisable for the administration of this Plan; and
(r) delegate any of the foregoing to a subcommittee or to one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.

4.2. Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant.
4.3. Section 16 of the Exchange Act. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).
4.4. Documentation. The Award Agreement for a given Award, the Plan, and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
4.5. Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, to facilitate the administration of the Plan and compliance with the laws and practices in other countries in which the Company, its Subsidiaries, and Affiliates operate or have Employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency and/or who are employed or engaged by a third party agency but provide services to the Company or a Subsidiary or Affiliate at the direction of the Company or the Subsidiary or Affiliate, in each case, in accordance with applicable securities laws; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals ; (d) establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices, if necessary); and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or facilitate compliance with any local governmental regulatory exemptions or approvals, provided, however, that no action taken under this Section 4.5 will increase the Share limitations contained in Section 2.1 hereof. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
5. OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants, and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.
5.1. Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length, and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.
5.2. Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Option.
5.3. Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option, provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4. Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.
5.5. Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third-party administrator), and (b) full payment for the Shares with respect to which the Option is exercised (together with an amount sufficient to satisfy withholding obligations for any applicable Tax-Related Items). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
5.6. Termination of Service. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise of an ISO beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.
(a) Death. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.
(b) Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) six (6) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.
(c) Cause. Unless otherwise determined by the Committee, if the Participant’s Service terminates for Cause, then Participant’s Options (whether or not vested) will expire on the date of termination of Participant’s Service if the Committee has reasonably determined in good faith that such cessation of Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Services could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Service), or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options. Unless otherwise provided in an employment agreement, Award Agreement, or other applicable agreement, Cause will have the meaning set forth in the Plan.
5.7. Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars

($100,000), such Options will be treated as NSOs. For purposes of this Section 5.7, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
5.8. Modification, Extension or Renewal. The Committee may modify, extend, or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed, or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants, provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.
5.9. No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended, or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled by issuance of those Shares (which may consist of Restricted Stock) or in cash. All RSUs will be made pursuant to an Award Agreement.
6.1. Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU, (b) the time or times during which the RSU may be settled, (c) the consideration to be distributed on settlement, and (d) the effect of the Participant’s termination of Service on each RSU, provided that no RSU will have a term longer than ten (10) years. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for the RSU; (ii) select from among the Performance Factors to be used to measure the performance, if any; and (iii) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.
6.2. Form and Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.
6.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
7. RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant, or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the Plan.
7.1. Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer to purchase such Restricted Stock Award will terminate, unless the Committee determines otherwise.
7.2. Purchase Price. The Purchase Price for Shares issued pursuant to a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

7.3. Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified period of Service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee will: (a) determine the nature, length, and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
7.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
8. STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent, Subsidiary, or Affiliate. All Stock Bonus Awards will be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
8.1. Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified period of Service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee will: (a) determine the restrictions to which the Stock Bonus Award is subject, including the nature, length, and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors, if any, to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
8.2. Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.
8.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
9. STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement.
9.1. Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR, (b) the Exercise Price and the time or times during which the SAR may be exercised and settled, (c) the consideration to be distributed on exercise and settlement of the SAR, and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted and may not be less than Fair Market Value of the Shares on the date of grant. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for each SAR; and (ii) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.
9.2. Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement will set forth the expiration date, provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.
9.3. Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price, by (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.
9.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).
10. PERFORMANCE AWARDS.
10.1. Types of Performance Awards. A Performance Award is an award to an eligible Employee, Consultant, or Director that is based upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee, and may be settled in cash, Shares (which may consist of, without limitation, Restricted Stock), other property, or any combination thereof. Grants of Performance Awards will be made pursuant to an Award Agreement that cites Section 10 of the Plan.
(a) Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded, and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares will consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee will determine in its sole discretion.

(b) Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded, and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units will consist of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.
(c) Cash-Settled Performance Awards. The Committee may also grant cash-settled Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period.
10.2. Terms of Performance Awards. The Committee will determine, and each Award Agreement will set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares, (c) the Performance Factors and Performance Period that will determine the time and extent to which each award of Performance Shares will be settled, (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (i) determine the nature, length, and starting date of any Performance Period; (ii) select from among the Performance Factors to be used; and (iii) determine the number of Shares deemed subject to the award of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. Prior to settlement the Committee will determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.
10.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).
11. PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a) by cancellation of indebtedness of the Company to the Participant;
(b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;
(c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary;
(d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;
(e) by any combination of the foregoing; or
(f) by any other method of payment as is permitted by applicable law.

The Committee may limit the availability of any method of payment, to the extent the Committee determines, in its discretion, such limitation is necessary or advisable to comply with applicable law or facilitate the administration of the Plan.
12. GRANTS TO NON-EMPLOYEE DIRECTORS.
12.1. General. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. No Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceed seven hundred and fifty thousand Dollars ($750,000) in value (as described below) in any fiscal year, increased to one million Dollars ($1,000,000) in value (as described below) in the fiscal year of his or her initial service as a Non-Employee Director. The value of Awards for purposes of complying with this maximum will be determined as follows: (a) for Options and SARs, grant date fair value will be calculated using the Company’s regular valuation methodology for determining the grant date fair value of Options for reporting purposes, and (b) for all other Awards other than Options and SARs, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award, or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award as determined by the Committee. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 12.1.
12.2. Eligibility. Awards pursuant to this Section 12 will be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.
12.3. Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards will vest, become exercisable, and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
12.4. Election to Receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, if permitted, and as determined, by the Committee. Such Awards will be issued under the Plan. An election under this Section 12.4 will be filed with the Company on the form prescribed by the Company.
13. WITHHOLDING TAXES.
13.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or any other tax withholding event occurs in relation to an Award, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary, or Affiliate, as applicable, to which the Participant provides services an amount sufficient to satisfy any U.S. federal, state, local, and non-U.S. income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items (the “Tax-Related Items”) applicable to the Participant as a result of participating in the Plan. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items. Unless otherwise determined by the Committee or required by applicable laws, the Fair Market Value of the Shares will be determined as of the date that the Tax-Related Items are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.
13.2. Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax Related Items legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value sufficient to cover the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value sufficient to cover the Tax-Related Items to be withheld, or (d) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.
14. TRANSFERABILITY. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards will be exercisable: (a) during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee.
15. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
15.1. Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional Shares or otherwise reinvested. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to such stock dividends or stock distributions with respect to Unvested Shares, and any such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. The Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant will be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited provided, that no Dividend Equivalent Right will be paid with respect to the Unvested Shares, and such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. Such Dividend Equivalent Rights, if any, will be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares.
15.2. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.
16. CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends, and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state, or foreign securities law, or any rules, regulations, and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted, and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.
17. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note, provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
18. REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.
19. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so.
20. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary, or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary, or Affiliate to terminate Participant’s employment or other relationship at any time.
21. CORPORATE TRANSACTIONS.
21.1. Assumption or Replacement of Awards by Successor. In the event that the Company is subject to a Corporate Transaction, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Corporate Transaction, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Corporate Transaction:
(a) The continuation of an outstanding Award by the Company (if the Company is the successor entity).
(b) The assumption of an outstanding Award by the successor or acquiring entity (if any) of such Corporate Transaction (or by its parents, if any), which assumption, will be binding on all selected Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable.
(c) The substitution by the successor or acquiring entity in such Corporate Transaction (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable).
(d) The full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re-acquire shares acquired under an Award or lapse of forfeiture rights with respect to shares acquired under an Award.
(e) The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value equal to the required amount, followed by the cancellation of such Awards; provided however, that such Award may be cancelled if such Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 21.1(e), the fair market value of any security shall be determined without regard to any vesting conditions that may apply to such security.
(f) The cancellation of outstanding Awards in exchange for no consideration.
The Board shall have full power and authority to assign the Company’s right to repurchase or re-acquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Participant’s Award will, if exercisable, be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction and treatment may vary from Award to Award and/or from Participant to Participant.
21.2. Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.
21.3. Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.
22. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.
23. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of laws rules).
24. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan, provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval, provided further that a Participant’s Award will be governed by the version of this Plan then in effect at the time such Award was granted. No termination or amendment of the Plan will affect any then-outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan or any outstanding Award may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation, or rule.
25. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26. INSIDER TRADING POLICY. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers, and/or Directors of the Company, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.
27. ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to officers, Employees, Directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.
28. DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:
28.1. “Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls, or is under common control with, the Company, and (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
28.2. “Award” means any award under the Plan, including any Option, Performance Award, Cash Award, Restricted Stock, Stock Bonus, Stock Appreciation Right, or Restricted Stock Unit.
28.3. “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
28.4. “Board” means the Board of Directors of the Company.
28.5. “Cause” means a determination by the Company that the Participant has committed an act or acts constituting any of the following: (i) dishonesty, fraud, misconduct or negligence in connection with Participant’s duties to the Company, (ii) unauthorized disclosure or use of the Company’s confidential or proprietary information, (iii) misappropriation of a business opportunity of the Company, (iv) materially aiding Company competitor, (v) a felony (or crime of similar magnitude under non-U.S. laws) conviction, (vi) failure or refusal to attend to the duties or obligations of the Participant’s position, (vii) violation or breach of, or failure to comply with, the Company’s code of ethics or conduct, any of the Company’s rules, policies or procedures applicable to the Participant or any agreement in effect between the Company and the Participant or (viii) other conduct by such Participant that could be expected to be harmful to the business, interests or reputation of the Company. The determination as to whether Cause for a Participant’s termination exists will be made in good faith by the Company and will be final and binding on the Participant. This definition does not in any way limit the Company’s or any Parent’s or Subsidiary’s ability to terminate a Participant’s employment or services at any time as provided in Section 20 above. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement, or other applicable agreement with any Participant, provided that such document supersedes the definition provided in this Section 28.5.
28.6. “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
28.7. “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
28.8. “Common Stock” means the Class A common stock of the Company.
28.9. “Company” means GitLab Inc., a Delaware corporation, or any successor corporation.
28.10. “Consultant” means any natural person, including an advisor or independent contractor, providing services as a consultant or advisor to the Company or a Parent, Subsidiary, or Affiliate .
28.11. “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities, provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate

Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of capital stock of the Company), or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.
28.12. “Director” means a member of the Board.
28.13. “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.
28.14. “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock, or other property dividends in amounts equal equivalent to cash, stock, or other property dividends for each Share represented by an Award held by such Participant.
28.15. “Effective Date” means the day immediately prior to the Company’s IPO Registration Date, subject to approval of the Plan by the Company’s stockholders.
28.16. “Employee” means any person, including officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary, or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
28.17. “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
28.18. “Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled, or exchanged for cash, the same type of Award, or a different Award (or combination thereof); or (b) the exercise price of an outstanding Award is increased or reduced.
28.19. “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
28.20. “Fair Market Value” means, as of any date, the value of a Share, determined as follows:
(a) if such common stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(b) if such common stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(c) in the case of an Option or SAR grant made on the IPO Registration Date, the price per share at which Shares are initially offered for sale to the public by the Company’s underwriters in the initial public offering of Shares as set forth in the Company’s final prospectus included within the registration statement on Form S-1 filed with the SEC under the Securities Act;
(d) any method permitted by Section 409A of the Code, or
(e) by the Board or the Committee in good faith.
28.21. “Insider” means an officer or Director of the Company or any other person whose transactions in the Company’s common stock are subject to Section 16 of the Exchange Act.
28.22. “IPO Registration Date” means the date on which the Company’s registration statement on Form S-1 in connection with its initial public offering of common stock is declared effective by the SEC under the Securities Act.
28.23. “IRS” means the United States Internal Revenue Service.
28.24. “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent, Subsidiary, or Affiliate.
28.25. “Option” means an award of an option to purchase Shares pursuant to Section 5.
28.26. “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.27. “Participant” means a person who holds an Award under this Plan.
28.28. “Performance Award” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.
28.29. “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:
(a) profit before tax;
(b) billings;
(c) revenue;
(d) net revenue;
(e) earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation, and amortization);
(f) operating income;
(g) operating margin;
(h) operating profit;
(i) controllable operating profit or net operating profit;
(j) net profit;
(k) gross margin;
(l) operating expenses or operating expenses as a percentage of revenue;
(m) net income;
(n) earnings per share;
(o) total stockholder return;
(p) market share;

(q) return on assets or net assets;
(r) the Company’s stock price;
(s) growth in stockholder value relative to a pre-determined index;
(t) return on equity;
(u) return on invested capital;
(v) cash flow (including free cash flow or operating cash flows);
(w) cash conversion cycle;
(x) economic value added;
(y) individual confidential business objectives;
(z) contract awards or backlog;
(aa) overhead or other expense reduction;
(bb) credit rating;
(cc) strategic plan development and implementation;
(dd) succession plan development and implementation;
(ee) improvement in workforce diversity;
(ff) customer indicators and/or satisfaction;
(gg) new product invention or innovation;
(hh) attainment of research and development milestones;
(ii) improvements in productivity;
(jj) bookings;
(kk) attainment of objective operating goals and employee metrics;
(ll) sales;
(mm) expenses;
(nn) balance of cash, cash equivalents, and marketable securities;
(oo) completion of an identified special project;
(pp) completion of a joint venture or other corporate transaction;
(qq) employee satisfaction and/or retention;
(rr) research and development expenses;
(ss) working capital targets and changes in working capital; and
(tt) any other metric that is capable of measurement as determined by the Committee.
2. The Committee may provide for one or more equitable adjustments to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant, such as but not limited to, adjustments in recognition of unusual or non-recurring items such as acquisition related activities or changes in applicable accounting rules. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

28.30. “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.
28.31. “Performance Share” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.
28.32. “Performance Unit” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.
28.33. “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
28.34. “Plan” means this GitLab Inc. 2021 Equity Incentive Plan.
28.35. “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.
28.36. “Restricted Stock Award” means an Award as defined in Section 6 and granted under the Plan, or issued pursuant to the early exercise of an Option.
28.37. “Restricted Stock Unit” means an Award as defined in Section 9 and granted under the Plan.
28.38. “SEC” means the United States Securities and Exchange Commission.
28.39. “Securities Act” means the United States Securities Act of 1933, as amended.
28.40. “Service” will mean service as an Employee, Consultant, Director, or Non-Employee Director, to the Company or a Parent, Subsidiary, or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of any leave of absence approved by the Company. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification to vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military or other protected leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave, he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide Service throughout the leave on the same terms as he or she was providing Service immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided, however, that a change in status between an Employee, Consultant, Director or Non-Employee Director shall not terminate the Participant’s Service, unless determined by the Committee, in its discretion or to the extent set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service.
28.41. “Shares” means shares of the Common Stock and the common stock of any successor entity of the Company.
28.42. “Stock Appreciation Right” means an Award defined in Section 8 and granted under the Plan.
28.43. “Stock Bonus” means an Award defined in Section 7 and granted under the Plan.
28.44. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.45. “Treasury Regulations” means regulations promulgated by the United States Treasury Department.

28.46. “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

GITLAB INC.
2021 EQUITY INCENTIVE PLAN
GLOBAL NOTICE OF STOCK OPTION GRANT
You (the “Optionee”) have been granted an option to purchase shares of Common Stock of the Company (the “Option”) under the GitLab Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”), subject to the terms and conditions of the Plan, this Global Notice of Stock Option Grant (this “Notice”), and the attached Global Stock Option Agreement (the “Option Agreement”), including any applicable country-specific provisions in the appendix attached here (the “Appendix”), which constitutes part of the Option Agreement.
Unless otherwise defined herein, the terms defined in the Plan will have the same meanings in this Notice and the electronic representation of this Notice established and maintained by the Company or a third party designated by the Company.

Name:

Address:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares:

Type of Option: (for U.S. tax purposes)	________ Non-Qualified Stock Option

________ Incentive Stock Option

Expiration Date:	________ __, 20__; the Option expires earlier if Optionee’s Service terminates earlier, as described in the Option Agreement.

Vesting Schedule:
Subject to the limitations set forth in this Notice, the Plan, and the Option Agreement, the Option will vest in accordance with the following schedule: [insert applicable vesting schedule, which may include performance metrics]

By accepting (whether in writing, electronically, or otherwise) the Option, Optionee acknowledges and agrees to the following:
1) Optionee understands that Optionee’s Service is for an unspecified duration, can be terminated at any time (i.e., is “at-will”) except where otherwise prohibited by applicable law, and that nothing in this Notice, the Option Agreement, or the Plan changes the nature of that relationship. Optionee acknowledges that the vesting of the Option pursuant to this Notice is subject to Optionee’s continuing Service. To the extent permitted by applicable law, Optionee agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Optionee’s Service status changes between full- and part-time and/or in the event the Optionee is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of Awards or as determined by the Committee.

2) This grant is made under and governed by the Plan, the Option Agreement, and this Notice, and this Notice is subject to the terms and conditions of the Option Agreement and the Plan, both of which are incorporated herein by reference. Optionee has read this Notice, the Option Agreement, and the Plan.
3) Optionee has read the Company’s Insider Trading Policy, and agrees to comply with such policy, as it may be amended from time to time, whenever Optionee acquires or disposes of the Company’s securities.
4) By accepting the Option, Optionee consents to electronic delivery and participation as set forth in the Option Agreement.

OPTIONEE	GITLAB INC.

Signature:	By:

Print Name:	Its:

GITLAB INC.
2021 EQUITY INCENTIVE PLAN
GLOBAL STOCK OPTION AGREEMENT
Unless otherwise defined in this Global Stock Option Agreement (this “Option Agreement”), any capitalized terms used herein will have the same meaning ascribed to them in the GitLab Inc. 2021 Equity Incentive Plan (the “Plan”).
Optionee has been granted an option to purchase Shares (the “Option”) of GitLab Inc. (the “Company”), subject to the terms, restrictions, and conditions of the Plan, the Notice of Stock Option Grant (the “Notice”), and this Option Agreement, including any applicable country-specific provisions in the appendix attached hereto (the “Appendix”), which constitutes part of this Option Agreement. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of the Notice or this Option Agreement, the terms and conditions of the Plan will prevail.
1. Vesting Rights. Subject to the applicable provisions of the Plan and this Option Agreement, the Option may be exercised, in whole or in part, in accordance with the Vesting Schedule set forth in the Notice. Optionee acknowledges and agrees that the Vesting Schedule may change prospectively in the event Optionee’s Service status changes between full and part-time and/or in the event Optionee is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of Awards or as determined by the Committee. Optionee acknowledges that the vesting of the Option pursuant to this Notice and Option Agreement is subject to Optionee’s continuing Service.
2. Grant of Option. Optionee has been granted an Option for the number of Shares set forth in the Notice at the exercise price per Share in U.S. Dollars set forth in the Notice (the “Exercise Price”). If designated in the Notice as an Incentive Stock Option (“ISO”), the Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if the Option is intended to be an ISO, to the extent that it exceeds the U.S. $100,000 rule of Code Section 422(d) it will be treated as a Nonqualified Stock Option (“NSO”).
3. Termination Period.
(a) General Rule. If Optionee’s Service terminates for any reason except death or Disability, and other than for Cause, then the Option will expire at the close of business at Company headquarters on the date three (3) months after Optionee’s Termination Date (as defined below) (with any exercise beyond three (3) months after the date Optionee’s employment terminates deemed to be the exercise of an NSO). The Company determines when Optionee’s Service terminates for all purposes under this Option Agreement.
(b) Death; Disability. If Optionee dies before Optionee’s Service terminates (or Optionee dies within three (3) months of Optionee’s termination of Service other than for Cause), then the Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death (subject to the expiration details in Section 7). If Optionee’s Service terminates because of Optionee’s Disability, then the Option will expire at the close of business at Company headquarters on the date twelve (12) months after Optionee’s Termination Date (subject to the expiration details in Section 7).
(c) Cause. Unless otherwise determined by the Committee, the Option (whether or not vested) will terminate immediately upon the Optionee’s cessation of Services if the Company reasonably determines in good faith that such cessation of Services has resulted in connection with an act or failure to act constituting Cause (or the Optionee’s Services could have been terminated for

Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time the Optionee terminated Services).
(d) No Notification of Exercise Periods. Optionee is responsible for keeping track of these exercise periods following Optionee’s termination of Service for any reason. The Company will not provide further notice of such periods. In no event will the Option be exercised later than the Expiration Date set forth in the Notice.
(e) Termination. For purposes of this Option, Optionee’s Service will be considered terminated as of the date Optionee is no longer providing Service to the Company, its Parent or one of its Subsidiaries or Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any) (the “Termination Date”). The Committee will have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of Optionee’s Option (including whether Optionee may still be considered to be providing services while on an approved leave of absence). Unless otherwise provided in this Option Agreement or determined by the Company, Optionee’s right to vest in this Option under the Plan, if any, will terminate as of the Termination Date and will not be extended by any notice period (e.g., Optionee’s period of Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any). Following the Termination Date, Optionee may exercise the Option only as set forth in the Notice and this Section, provided that the period (if any) during which Optionee may exercise the Option after the Termination Date, if any, will commence on the date Optionee ceases to provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Optionee is employed or terms of Optionee’s employment agreement, if any. If Optionee does not exercise this Option within the termination period set forth in the Notice or the termination periods set forth above, the Option will terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.
4. Exercise of Option.
(a) Right to Exercise. The Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee’s death, Disability, termination for Cause, or other cessation of Service, the exercisability of the Option is governed by the applicable provisions of the Plan, the Notice, and this Option Agreement. The Option may not be exercised for a fraction of a Share.
(b) Method of Exercise. The Option is exercisable by delivery of an exercise notice in a form specified by the Company (the “Exercise Notice”), which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable Tax-Related Items (as defined in Section 8 below). The Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and payment of any applicable Tax-Related Items. No Shares will be issued pursuant to the exercise of the Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed and any exchange control requirements. Assuming such compliance, for United States income tax purposes the Exercised Shares will be considered transferred to Optionee on the date the Option is exercised with respect to such Exercised Shares.
(c) Exercise by Another. If another person wants to exercise the Option after it has been transferred to him or her in compliance with this Option Agreement, that person must prove to the Company’s satisfaction that he or she is entitled to exercise the Option. That person must also complete the proper Exercise Notice form (as described above) and pay the Exercise Price (as described below) and any applicable Tax-Related Items (as described below).
5. Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Optionee:
(a) Optionee’s personal check (or readily available funds), wire transfer, or a cashier’s check;

(b) certificates for shares of Company stock that Optionee owns, along with any forms needed to effect a transfer of those shares to the Company; the value of the shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price. Instead of surrendering shares of Company stock, Optionee may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to Optionee. However, Optionee may not surrender, or attest to the ownership of, shares of Company stock in payment of the Exercise Price of Optionee’s Option if Optionee’s action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes;
(c) cashless exercise through irrevocable directions to a securities broker approved by the Company to sell all or part of the Shares covered by the Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any applicable Tax-Related Items. The balance of the sale proceeds, if any, will be delivered to Optionee. The directions must be given by signing a special notice of exercise form provided by the Company; or
(d) any other method authorized by the Company;
provided, however, that the Company may restrict the available methods of payment to facilitate compliance with applicable law or administration of the Plan. In particular, if Optionee is located outside the United States, Optionee should review the applicable provisions of the Appendix for any such restrictions that may currently apply.
6. Non-Transferability of Option. In general, except as provided below, only Optionee may exercise this Option prior to Optionee’s death. Optionee may not transfer or assign this Option, except as provided below. For instance, Optionee may not sell this Option or use it as security for a loan. If Optionee attempts to do any of these things, this Option will immediately become invalid. However, if Optionee is a U.S. taxpayer, Optionee may dispose of this Option in Optionee’s will. If Optionee is a U.S. taxpayer and this Option is designated as a NSO in the Notice, then the Committee may, in its sole discretion, allow Optionee to transfer this Option as a gift to one or more family members. For purposes of this Option Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships), any individual sharing Optionee’s household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which Optionee or one or more of these persons control the management of assets, and any entity in which Optionee or one or more of these persons own more than 50% of the voting interest. In addition, if Optionee is a U.S. taxpayer and this Option is designated as a NSO in the Notice of Grant, then the Committee may, in its sole discretion, allow Optionee to transfer this Option to Optionee’s spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights. The Committee will allow Optionee to transfer this Option only if both Optionee and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Option Agreement. This Option may not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during Optionee’s lifetime only by Optionee, Optionee’s guardian, or legal representative, as permitted in the Plan and applicable local laws. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee. The Committee may permit additional transfers on a case-by-case basis to extent permissible under applicable law. The terms of the Plan and this Option Agreement will be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
7. Term of Option. The Option will in any event expire on the expiration date set forth in the Notice, which date is no more than ten (10) years after the Date of Grant (five (5) years after the Date of Grant if this Option is designated as an ISO in the Notice and Section 5.3 of the Plan applies).
8. Taxes.
(a) Responsibility for Taxes. Optionee acknowledges that, to the extent permitted by applicable law, regardless of any action taken by the Company or, if different, a Parent, Subsidiary, or Affiliate employing or retaining Optionee (the “Employer”), the ultimate liability for all applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items (the “Tax-Related Items”) related to Optionee’s participation in the Plan and legally applicable to Optionee is and remains Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including, but not limited to, the grant, vesting, or exercise of this Option; the subsequent sale of Shares acquired pursuant to such exercise; and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if Optionee is subject to Tax-Related Items in more than one jurisdiction, Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. OPTIONEE SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH OPTIONEE RESIDES OR IS SUBJECT TO TAXATION PRIOR TO EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
(b) Withholding. Prior to any relevant taxable or tax withholding event, to the extent permitted by applicable law and as applicable, Optionee agrees to make arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any withholding obligations for Tax-Related Items by one or a combination of the following, all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable:
(i) withholding from Optionee’s wages or other cash compensation paid to Optionee by the Company and/or the Employer; or
(ii) withholding from proceeds of the sale of Shares acquired at exercise of this Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Optionee’s behalf pursuant to this authorization and without further consent);
(iii) withholding Shares to be issued upon exercise of the Option, provided the Company only withholds the number of Shares necessary to satisfy no more than applicable statutory withholding amounts;
(iv) Optionee’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or
(v) any other arrangement approved by the Committee and permitted under applicable law;
provided, however, that if Optionee is a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be a mandatory sale (unless the Committee as constituted in accordance with Rule 16b-3 of the Exchange Act shall establish an alternate method from alternatives (i) - (v) above prior to the Tax-Related Items withholding event).
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory rate for Optionee’s tax jurisdiction(s) in which case Optionee will have no entitlement to the equivalent amount in Shares and will receive a refund of any over-withheld amount in cash in accordance with applicable law. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Optionee is deemed to have been issued the full number of Exercised Shares; notwithstanding that a number of the Shares are held back solely for the purpose of satisfying the withholding obligation for Tax-Related Items.
Finally, Optionee agrees to pay to the Company and/or the Employer any amount of Tax-Related Items that the Company and/or the Employer may be required to withhold or account for as a result of Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Optionee fails to comply with Optionee’s obligations in connection with the Tax-Related Items.
(c) Notice of Disqualifying Disposition of ISO Shares. If Optionee is subject to Tax-Related Items in the United States and sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two (2) years after the grant date, or (ii) one (1) year after the exercise date, Optionee will immediately notify the Company in writing of such disposition. Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out any wages or other cash compensation paid to Optionee by the Company and/or the Employer.

9. Nature of Grant. By accepting the Option, Optionee acknowledges, understands and agrees that:
(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the Option is exceptional, voluntary, and occasional, and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;
(c) all decisions with respect to future options or other grants, if any, will be at the sole discretion of the Company;
(d) Optionee is voluntarily participating in the Plan;
(e) the Option and Optionee’s participation in the Plan will not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company or the Employer, and will not interfere with the ability of the Company or the Employer, as applicable, to terminate Optionee’s employment or service relationship (if any);
(f) the Option and the Shares subject to the Option, and the income and value of same, are not intended to replace any pension rights or compensation;
(g) the Option and the Shares subject to the Option, and the income and value of same, are not part of normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement, or welfare benefits or similar payments;
(h) unless otherwise agreed with the Company, the Option, and the Shares subject to the Option, and the income and value of same, are not granted as consideration for, or in connection with, the service Optionee may provide as a director of a Parent, Subsidiary, or Affiliate;
(i) the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty; if the underlying Shares do not increase in value, the Option will have no value; if Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease, even below the Exercise Price;
(j) no claim or entitlement to compensation or damages will arise from forfeiture of the Option resulting from Optionee’s termination of Service (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees never to institute any claim against the Employer, the Company, and any Parent, Subsidiary, or Affiliate; waives his or her ability, if any, to bring any such claim; and releases the Employer, the Company, and any Parent, Subsidiary, or Affiliate from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee will be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;
(k) unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Option Agreement do not create any entitlement to have the

Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares; and
(l) neither the Employer, the Company, or any Parent, Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.
(m) the following provisions apply only if Optionee is providing services outside the United States:
(i) the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose; and
(ii) Optionee acknowledges and agrees that neither the Company, the Employer nor any Parent or Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercised

10. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Optionee’s participation in the Plan or Optionee’s acquisition or sale of the underlying Shares. Optionee acknowledges, understands, and agrees that he or she should consult with his or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
11. Data Privacy. Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Optionee’s personal data as described in this Option Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and any Parent, Subsidiary or Affiliate for the exclusive purpose of implementing, administering and managing Optionee’s participation in the Plan.
Optionee understands that the Company and the Employer may hold certain personal information about Optionee, including, but not limited to, Optionee’s name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.
Optionee understands that Data will be transferred to the Company’s broker, or other third party (“Online Administrator”) and its affiliated companies or such other stock plan service provider as may be designated by the Company from time to time that is assisting the Company with the implementation, administration and management of the Plan. Optionee understands that the recipients of Data may be located in the United States or elsewhere, and that the recipients’ country may have different data privacy laws and protections than Optionee’s country. Optionee understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of Data by contacting his or her local human resources representative. Optionee authorizes the Company, the Company’s broker, or such other stock plan service provider as may be designated by the Company from time to time, and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Optionee understands that Data will be held only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan. Optionee understands if he or she resides outside the United States, he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting his or her local human resources representative. Further, Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If Optionee does not consent, or if Optionee later seeks to revoke his or her consent, his or her employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing Optionee’s consent is that the Company would not be able to grant Options or other equity awards to Optionee or administer or maintain such awards. Therefore, Optionee understands that refusing or withdrawing his or her consent may affect Optionee’s ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that he or she may contact his or her local human resources representative.
Finally, upon request of the Company or the Employer, Optionee agrees to provide an executed data privacy consent form (or any other agreements or consents) that the Company or the Employer may deem necessary to obtain from Optionee for the purpose of administering Optionee’s participation in the Plan in compliance with the data privacy laws in Optionee’s country, either now or in the future. Optionee understands and agrees that Optionee will not be able to participate in the Plan if Optionee fails to provide any such consent or agreement requested by the Company and/or the Employer.
12. Language. Optionee acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Option Agreement. Furthermore, if Optionee has received this Option Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
13. Appendix. Notwithstanding any provisions in this Option Agreement, the Option will be subject to any special terms and conditions set forth in any appendix to this Option Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Option Agreement.
14. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on the Option, and on any Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
15. Acknowledgement. The Company and Optionee agree that the Option is granted under and governed by the Notice, this Option Agreement and the Plan (incorporated herein by reference). Optionee: (a) acknowledges receipt of a copy of the Plan and the Plan prospectus, (b) represents that Optionee has carefully read and is familiar with their provisions, and (c) hereby accepts the Option subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
16. Entire Agreement; Enforcement of Rights. This Option Agreement, the Plan, and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments, or negotiations concerning the purchase of the Shares hereunder are superseded. No adverse modification of, or adverse amendment to, this Option Agreement, nor any waiver of any rights under this Option Agreement, will be effective unless in writing and signed by the parties to this Option Agreement (which writing and signing may be electronic). The failure by either party to enforce any rights under this Option Agreement will not be construed as a waiver of any rights of such party.
17. Compliance with Laws and Regulations. The issuance of Shares and the sale of Shares will be subject to and conditioned upon compliance by the Company and Optionee with all applicable state, federal, local and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Common Stock with any state, federal, or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Optionee agrees that the Company will have unilateral authority to amend the Plan and this Option Agreement without Optionee’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Option Agreement will be endorsed with appropriate legends, if any, determined by the Company.
18. Severability. If one or more provisions of this Option Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision will be excluded from this Option Agreement, (b) the balance of this Option Agreement will be interpreted as if such provision were so excluded and (c) the balance of this Option Agreement will be enforceable in accordance with its terms.
19. Governing Law and Venue. This Option Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to such state’s conflict of laws rules.
Any and all disputes relating to, concerning or arising from this Option Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Option Agreement, will be brought and heard exclusively in the United States District Court for the District of Northern California or the San Francisco Superior Court. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning, or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning, or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.
20. No Rights as Employee, Director or Consultant. Nothing in this Option Agreement will affect in any manner whatsoever any right or power of the Employer or the Company to terminate Optionee’s Service, for any reason, with or without Cause.
21. Consent to Electronic Delivery of All Plan Documents and Disclosures. By Optionee’s acceptance of the Notice (whether in writing or electronically), Optionee and the Company agree that the Option is granted under and governed by the terms and conditions of the Plan, the Notice, and this Option Agreement. Optionee has reviewed the Plan, the Notice, and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice and Option Agreement, and fully understands all provisions of the Plan, the Notice, and this Option Agreement. Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice, and this Option Agreement. Optionee further agrees to notify the Company upon any change in Optionee’s residence address. By acceptance of the Option, Optionee agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, this Option Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements), or other communications or information related to the Option and current or future participation in the Plan. Electronic delivery may include the delivery of a link to the Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail, or such other delivery determined at the Company’s discretion. Optionee acknowledges that Optionee may receive from the Company a paper copy of any documents delivered electronically at no cost if Optionee contacts the Company by telephone, through a postal service, or electronic mail to [insert email]. Optionee further acknowledges that Optionee will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Optionee understands that Optionee must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Optionee understands that Optionee’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Optionee has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service, or electronic mail to [insert email]. Finally, Optionee understands that Optionee is not required to consent to electronic delivery if local laws prohibit such consent.
22. Insider Trading Restrictions/Market Abuse Laws. Optionee acknowledges that, depending on Optionee’s country, the broker’s country, or the country in which the Shares are listed, Optionee may be subject to insider trading restrictions and/or market abuse laws, which may affect Optionee’s ability to, directly or indirectly, acquire or sell the Shares or rights to Shares under the Plan during such times as Optionee is considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Optionee placed before possessing the inside information. Furthermore, Optionee may be prohibited from (i) disclosing the inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Optionee acknowledges that it is Optionee’s responsibility to comply with any applicable restrictions and understands that Optionee should consult his or her personal legal advisor on such matters. In addition, Optionee acknowledges that he or she has read the Company’s Insider Trading Policy, and agrees to comply with such policy, as it may be amended from time to time, whenever Optionee acquires or disposes of the Company’s securities.
23. Foreign Asset/Account, Exchange Control and Tax Reporting. Optionee may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of Shares or cash resulting from his or her participation in the Plan. Optionee may be required to report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in Optionee’s country and/or repatriate funds received in connection with the Plan within certain time limits or according to specified procedures. Optionee acknowledges that he or she is responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult his or her personal legal and tax advisors on such matters.
24. Award Subject to Company Clawback or Recoupment. To the extent permitted by applicable law, the Option will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Optionee’s employment or other Service that is applicable to Optionee. In addition to any other remedies available under such policy and applicable law, the Company may require the cancellation of Optionee’s Option (whether vested or unvested) and the recoupment of any gains realized with respect to Optionee’s Option.
25. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration), except pursuant to a transfer for no consideration in accordance with Section 6 above, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided however that, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any Financial Industry Regulatory Authority rules, the restrictions imposed by this Section shall continue to apply until the end of the third (3rd) trading day following the expiration of the fifteen (15)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond two hundred sixteen (216) days after the effective date of the registration statement.

BY ACCEPTING THIS OPTION, OPTIONEE AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

APPENDIX
GITLAB INC.
2021 EQUITY INCENTIVE PLAN
GLOBAL STOCK OPTION AWARD AGREEMENT
COUNTRY SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S.
Terms and Conditions
At such time as the Committee issues an Option under the Plan to an Optionee who resides and/or works outside of the United States, the Committee may adopt and include in this Appendix additional terms and conditions that govern such Option. This Appendix forms part of the Option Agreement. Any capitalized term used in this Appendix without definition will have the meaning ascribed to it in the Notice, the Option Agreement or the Plan, as applicable.
If Optionee is a citizen or resident of a country, or is considered resident of a country, other than the one in which Optionee is currently working, or Optionee transfers employment and/or residency between countries after the Date of Grant, the Company will, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Optionee under these circumstances.
Notifications
This Appendix also includes information relating to exchange control, securities laws, foreign asset/account reporting and other issues of which Optionee should be aware with respect to Optionee’s participation in the Plan. The information is based on the securities, exchange control, foreign asset/account reporting and other laws in effect in the respective countries as of [●]. Such laws are complex and change frequently. As a result, Optionee should not rely on the information herein as the only source of information relating to the consequences of Optionee’s participation in the Plan because the information may be out of date at the time that Optionee exercises the Option, sells Shares acquired under the Plan or takes any other action in connection with the Plan.
In addition, the information is general in nature and may not apply to Optionee’s particular situation, and the Company is not in a position to assure Optionee of any particular result. Accordingly, Optionee should seek appropriate professional advice as to how the relevant laws in Optionee’s country may apply to Optionee’s situation.
Finally, if Optionee is a citizen or resident of a country, or is considered resident of a country, other than the one in which Optionee is currently working and/or residing, or Optionee transfers employment and/or residency after the Date of Grant, the information contained herein may not apply to Optionee in the same manner.
Country-Specific Terms
[To be provided by international counsel]

GITLAB INC.
2021 EQUITY INCENTIVE PLAN
GLOBAL NOTICE OF RESTRICTED STOCK UNIT AWARD
You (the “Participant”) have been granted an award of Restricted Stock Units (“RSUs”) under the GitLab Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”) subject to the terms and conditions of the Plan, this Global Notice of Restricted Stock Unit Award (this “Notice”), and the attached Global Restricted Stock Unit Award Agreement (the “Agreement”), including any applicable country-specific provisions in the appendix attached hereto (the “Appendix”), which constitutes part of the Agreement.
Unless otherwise defined herein, the terms defined in the Plan will have the same meanings in this Notice and the electronic representation of this Notice established and maintained by the Company or a third party designated by the Company.

Name:

Address:

Grant Number:

Number of RSUs:

Date of Grant:

Employment Start Date:

Expiration Date:	The earlier to occur of: (a) the date on which settlement of all RSUs granted hereunder occurs, and (b) the tenth anniversary of the Date of Grant. This RSU expires earlier if Participant’s Service terminates earlier, as described in the Agreement.

Vesting Schedule:
Subject to the limitations set forth in this Notice, the Plan, and the Agreement, the RSUs will vest in accordance with the following schedule: For so long as Participant provides continuous Service through each applicable date, (i) twenty-five percent (25%) of the RSUs subject to this award will vest on the first Vesting Date following the one-year anniversary of Participant’s Employment Start Date (the “First Vesting Date”), and (ii) an additional 1/16 of the RSUs will vest on each third Vesting Date following the First Vesting Date. For purposes of this paragraph, a “Vesting Date” is the fifth (5th) day of each month.

By accepting (whether in writing, electronically or otherwise) the RSUs, Participant acknowledges and agrees to the following:
1) Participant understands that Participant’s Service is for an unspecified duration, can be terminated at any time, except where otherwise prohibited by applicable law, and that nothing in this Notice, the Agreement, or the Plan changes the nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice is subject to Participant’s continuing Service. To the extent permitted by applicable law, Participant agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Participant’s Service status changes between full- and part-time and/or in the event the Participant is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of Awards or as determined by the Committee.
2) This grant is made under and governed by the Plan, the Agreement, and this Notice, and this Notice is subject to the terms and conditions of the Agreement and the Plan, both of which are incorporated herein by reference. Participant has read the Notice, the Agreement, and the Plan.
3) Participant has read the Company’s Insider Trading Policy, and agrees to comply with such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities.
4) By accepting the RSUs, Participant consents to electronic delivery and participation as set forth in the Agreement.

PARTICIPANT	GITLAB INC.

Print Name:	By:

Signature:	Its:

By providing an additional signature below, Participant declares that he or she expressly agrees with the data processing practices described in Section 9 of the RSU Agreement (the “Data Privacy Section”) and consents to the collection, processing and use of Data (as defined in the Data Privacy Section) by the Company and the transfer of Data to the recipients mentioned in the Data Privacy Section, including recipients located in countries which do not provide an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described in the Data Privacy Section. Participant understands that, as a condition of receiving this award of RSUs, Participant must provide his or her signature below, otherwise the Company may forfeit this award of RSUs. Participant understands that he or she may withdraw consent at any time with future effect for any or no reason as described in the Data Privacy Section.

Participant:

Participant Signature:

Participant’s Name:

GITLAB INC.
2021 EQUITY INCENTIVE PLAN
GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT
Unless otherwise defined in this Global Restricted Stock Unit Award Agreement (this “Agreement”), any capitalized terms used herein will have the same meaning ascribed to them in the GitLab Inc. 2021 Equity Incentive Plan (the “Plan”).
Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions, and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”), and this Agreement, including any applicable country-specific provisions in the appendix attached hereto (the “Appendix”), which constitutes part of this Agreement. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of the Notice or this Agreement, the terms and conditions of the Plan will prevail.
1. Settlement. Settlement of RSUs shall be made in the same calendar year as the applicable date of vesting under the vesting schedule set forth in the Notice; provided, however, that if a vesting date under the vesting schedule set forth in the Notice occurs in December, then settlement of any RSUs that vest in December shall be made within 30 days of vesting. Settlement of RSUs shall be in Shares. Settlement means the delivery to Participant of the Shares vested under the RSUs. No fractional RSUs or rights for fractional Shares will be created pursuant to this Agreement.
2. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant will have no ownership of the Shares allocated to the RSUs and will have no rights to dividends or to vote such Shares.
3. Dividend Equivalents. Dividend equivalents, if any (whether in cash or Shares), will not be credited to Participant, except as permitted by the Committee.
4. Non-Transferability of RSUs. The RSUs and any interest therein will not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or court order or unless otherwise permitted by the Committee on a case-by-case basis.
5. Termination; Leave of Absence; Change in Status. If Participant’s Service terminates for any reason, all unvested RSUs will be forfeited to the Company immediately, and all rights of Participant to such RSUs automatically terminate without payment of any consideration to Participant. Participant’s Service will be considered terminated as of the date Participant is no longer providing services (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any) and will not, subject to the laws applicable to Participant’s Award, be extended by any notice period mandated under local laws (e.g., Service would not include a period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any). Participant acknowledges and agrees that the Vesting Schedule may change prospectively in the event Participant’s service status changes between full- and part-time status and/or in the event Participant is on an approved leave of absence in accordance the Company’s policies relating to work schedules and vesting of awards or as determined by the Committee. Participant acknowledges that the vesting of the Shares pursuant to this Notice and Agreement is subject to Participant’s continued Service. In case of any dispute as to whether termination of Service has occurred, the Committee will have sole discretion to determine whether such termination of Service has occurred and the effective date of such termination (including whether Participant may still be considered to be providing services while on an approved leave of absence).
6. Taxes.
(a) Responsibility for Taxes. Participant acknowledges that, to the extent permitted by applicable law, regardless of any action taken by the Company or, if different, a Parent, Subsidiary or Affiliate employing or retaining Participant (the “Service Recipient”), the ultimate liability for all applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items (“Tax-Related Items”) related to Participant’s participation in the Plan and legally applicable to Participant is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient, if any. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs and the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. PARTICIPANT SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH PARTICIPANT RESIDES OR IS SUBJECT TO TAXATION.
(b) Withholding. Prior to any relevant taxable or tax withholding event, to the extent permitted by applicable law and as applicable, Participant agrees to make arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any withholding obligations for Tax-Related Items by one or a combination of the following:
(i) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient; or
(ii) withholding from proceeds of the sale of Shares acquired upon settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization and without further consent);
(iii) withholding Shares to be issued upon settlement of the RSUs, provided the Company only withholds the number of Shares necessary to satisfy no more than the maximum applicable statutory withholding amounts;
(iv) Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or
(v) any other arrangement approved by the Committee and permitted under applicable law;
all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be a mandatory sale (unless the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish an alternate method prior to the taxable or withholding event).
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory rate for Participant’s tax jurisdiction(s) in which case Participant will have no entitlement to the equivalent amount in Shares and will receive a refund of any over-withheld amount in cash in accordance with applicable law. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Service Recipient. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of satisfying the withholding obligation for Tax-Related Items.
Finally, Participant agrees to pay to the Company and/or the Service Recipient any amount of Tax-Related Items that the Company and/or the Service Recipient may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company has no obligation to deliver Shares or proceeds from the sale of Shares to Participant until Participant has satisfied the obligations in connection with the Tax-Related Items as described in this Section.
7. Nature of Grant. By accepting the RSUs, Participant acknowledges, understands and agrees that:
(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b) the grant of the RSUs is exceptional, voluntary, and occasional, and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past;
(c) all decisions with respect to future RSUs or other grants, if any, will be at the sole discretion of the Company;
(d) Participant is voluntarily participating in the Plan;
(e) the RSUs and Participant’s participation in the Plan will not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company or the Service Recipient and will not interfere with the ability of the Company or the Service Recipient, as applicable, to terminate Participant’s employment or service relationship (if any);
(f) the RSUs and the Shares subject to the RSUs, and the income and value of same, are not intended to replace any pension rights or compensation;
(g) the RSUs and the Shares subject to the RSUs, and the income and value of same, are not part of normal or expected compensation for purposes of, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement, or welfare benefits or similar payments;
(h) unless otherwise agreed with the Company, the RSUs, and the Shares subject to the RSUs, and the income and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Parent, Subsidiary, or Affiliate;

(i) the future value of the underlying Shares is unknown, indeterminable, and cannot be predicted with certainty;
(j) no claim or entitlement to compensation or damages will arise from forfeiture of the RSUs resulting from Participant’s termination of Service (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and in consideration of the grant of the RSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Service Recipient, the Company, and any Parent, Subsidiary or Affiliate; waives his or her ability, if any, to bring any such claim; and releases the Service Recipient, the Company, and any Parent, Subsidiary, or Affiliate from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant will be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;
(k) unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares; and
(l) neither the Company, the Service Recipient nor any Parent or Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement.
8. No Advice Regarding Grant. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant acknowledges, understands and agrees he or she should consult with his or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
9. Data Privacy.
(a) Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about Participant, including, but not limited to, Participant’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Awards granted under the Plan or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the legitimate purpose of implementing, administering and managing the Plan. Where required, the legal basis for the collection and processing of Data is Participant’s consent.
(b) Stock Plan Administration and Service Providers. Participant understands that the Company may transfer Data to [INSERT BROKER/STOCK PLAN ADMINISTRATION PROVIDER] or another third-party stock plan administrator/broker (“Service Provider”), which assists the Company, presently or in the future, with the implementation, administration and management of the Plan. Participant may be asked to agree on separate terms and data processing practices with the Service Provider, with such agreement being a condition to the ability to participate in the Plan. Where required, the legal basis for the transfer of Data to the Service Provider is Participant’s consent.

(c) International Data Transfers. The Company is, and the Service Provider may be based in the United States. Participant’s country or jurisdiction may have different data privacy laws and protections than the United States. Where required, the Company’s legal basis for the transfer of Data is Participant’s consent.
(d) Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities and labor laws. This may mean Data is retained until after Participant’s Service ends.
(e) Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and Participant is providing the consents herein on a voluntary basis. Participant understands that Participant may request to stop the transfer and processing of Participant’s Data for purposes of Participant’s participation in the Plan and that Participant’s compensation from or Service with the Service Recipient will not be affected. The only consequence of refusing or withdrawing consent is that the Company would not be able to allow Participant to participate in the Plan. Participant understands that Participant’s Data will still be processed in relation to his or her Service for record-keeping purposes.
(f) Data Subject Rights. Participant may have a number of rights under data privacy laws in Participant’s jurisdiction. Depending on where Participant is based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) lodge complaints with competent authorities in Participant’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, Participant can contact Participant’s local human resources representative.
10. Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Agreement. Furthermore, if Participant has received this Agreement or any other document related to the RSU and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
11. Appendix. Notwithstanding any provisions in this Agreement, the RSUs will be subject to any special terms and conditions set forth in any appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
12. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

13. Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement, and the Plan (incorporated herein by reference). Participant: (a) acknowledges receipt of a copy of the Plan and the Plan prospectus, (b) represents that Participant has carefully read and is familiar with their provisions, and (c) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

14. Entire Agreement; Enforcement of Rights. This Agreement, the Plan, and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments, or negotiations concerning the purchase of the Shares hereunder are superseded. No adverse modification of or adverse amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties to this Agreement (which writing and signing may be electronic). The failure by either party to enforce any rights under this Agreement will not be construed as a waiver of any rights of such party.
15. Compliance with Laws and Regulations. The issuance of Shares and the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal, local and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Common Stock with any state, federal, or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company will have unilateral authority to amend the Plan and this RSU Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this RSU Agreement will be endorsed with appropriate legends, if any, determined by the Company.
16. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision will be excluded from this Agreement, (b) the balance of this Agreement will be interpreted as if such provision were so excluded and (c) the balance of this Agreement will be enforceable in accordance with its terms.
17. Governing Law and Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed, and interpreted in accordance with the laws of the State of Delaware, without giving effect to such state’s conflict of laws rules.
Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Agreement, will be brought and heard exclusively in the United States District Court for the District of Northern California or the San Francisco Superior Court. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning, or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning, or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.
18. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall create a right to employment or other Service or be interpreted as forming or amending an employment, service contract or relationship with the Company and this Agreement shall not affect in any manner whatsoever any right or power of the Company, or a Parent, Subsidiary or Affiliate, to terminate Participant’s Service, for any reason, with or without Cause.
19. Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s acceptance of the Notice (whether in writing or electronically), Participant and the Company agree that the RSUs are granted under and governed by the terms and conditions of the Plan, the Notice, and this Agreement. Participant has reviewed the Plan, the Notice, and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and Agreement, and fully understands all provisions of the Plan, the Notice, and this Agreement. Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice, and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address. By acceptance of the RSUs, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements), or other communications or information related to the RSUs and current or future participation in the Plan. Electronic delivery may include the delivery of a link to the Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail, or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service, or electronic mail to [insert email]. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service, or electronic mail to [insert email]. Finally, Participant understands that Participant is not required to consent to electronic delivery if local laws prohibit such consent.
20. Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, depending on Participant’s country of residence, the broker’s country, or the country in which the Shares are listed, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to, directly or indirectly, acquire or sell the Shares or rights to Shares under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in or regulations in the applicable jurisdiction). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before possessing the inside information. Furthermore, Participant may be prohibited from (i) disclosing the inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions and understands that Participant should consult his or her personal legal advisor on such matters. In addition, Participant acknowledges that he or she read the Company’s Insider Trading Policy, and agrees to comply with such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities.
21. Foreign Asset/Account, Exchange Control and Tax Reporting. Participant may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of Shares or cash resulting from his or her participation in the Plan. Participant may be required to report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in Participant’s country and/or repatriate funds received in connection with the Plan within certain time limits or according to specified procedures. Participant acknowledges that he or she is responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult his or her personal legal and tax advisors on such matters.
22. Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this RSU Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment will not be made or commence until the earlier of (a) the expiration of the six (6) month period measured from Participant’s separation from service to the Service Recipient or the Company, or (b) the date of Participant’s death following such a separation from service; provided, however, that such deferral will only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this RSU Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment will be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
23. Award Subject to Company Clawback or Recoupment. To the extent permitted by applicable law, the RSUs will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other Service that is applicable to Participant. In addition to any other remedies available under such policy and applicable law, the Company may require the cancellation of Participant’s RSUs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s RSUs.
24. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Participant hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration), except pursuant to a transfer for no consideration in accordance with Section 4 above, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided however that, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any Financial Industry Regulatory Authority rules, the restrictions imposed by this Section shall continue to apply until the end of the third trading day following the expiration of the fifteen (15)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

In no event will the restricted period extend beyond two hundred sixteen (216) days after the effective date of the registration statement.
BY ACCEPTING THIS AWARD OF RSUS, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

APPENDIX
GITLAB INC.
2021 EQUITY INCENTIVE PLAN
GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT
COUNTRY SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S.
Terms and Conditions
At such time as the Committee issues an RSU under the Plan to a Participant who resides and/or works outside of the United States, the Committee may adopt and include in this Appendix additional terms and conditions that govern such RSU. This Appendix forms part of the Agreement. Any capitalized term used in this Appendix without definition will have the meaning ascribed to it in the Notice, the Agreement or the Plan, as applicable.
If Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency between countries after the Date of Grant, the Company will, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances.
Notifications
This Appendix also includes information relating to exchange control, securities laws, foreign asset/account reporting and other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control, foreign asset/account reporting and other laws in effect in the respective countries as of September 2021. Such laws are complex and change frequently. As a result, Participant should not rely on the information herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time that Participant vests in the RSUs, sells Shares acquired under the Plan or takes any other action in connection with the Plan.
In addition, the information is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.
Finally, if Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working and/or residing, or Participant transfers employment and/or residency after the Date of Grant, the information contained herein may not apply to Participant in the same manner.
ARGENTINA
Terms and Conditions

Nature of Award. This provision supplements Section 7 (“Nature of Grant”) of the Agreement:
In accepting the RSUs, Participant acknowledges and agrees that the RSUs are granted by the Company (not the his or her employer) in its sole discretion and that the value of the RSUs or any Shares acquired under the Plan shall not constitute salary or wages for any purpose under Argentine labor law, including, but not limited to, the calculation of (i) any labor benefits including, but not limited to, vacation pay, thirteenth-month salary, compensation in lieu of notice, annual bonus, disability, and leave of absence payments, etc., or (ii) any termination or severance indemnities or similar payments.
If, notwithstanding the foregoing, any benefits under the Plan are considered for purposes of calculating any termination or severance indemnities under Argentine labor law, Participant acknowledges and agrees that such benefits shall not accrue more frequently than on an annual basis.
Notifications
Securities Law Information. Neither the RSUs nor the underlying Shares are publicly offered or listed on any stock exchange in Argentina and, as a result, have not been and will not be registered with the Argentine Securities Commission (Comisión Nacional de Valores, “CNV”). Neither this nor any other offering material related to the RSUs nor the underlying Shares may be utilized in connection with any general offering to the public in Argentina. Argentine residents who acquire Shares under the Plan do so according to the terms of a private offering made from outside Argentina.
Exchange Control Information. Exchange control regulations in Argentina are subject to frequent change. It is Participant’s responsibility to comply with any and all Argentine currency exchange restrictions, approvals, and reporting requirements in connection with the RSUs. Participant should consult with a personal legal advisor to ensure compliance with the applicable requirements.
Foreign Asset/Account Reporting Information. If Participant is an Argentine tax resident, Participant must report any Shares acquired under the Plan and held by Participant on December 31 of each year on his or her annual tax return for that year. Participant should consult a personal legal advisor to ensure compliance with the applicable requirements.
AUSTRALIA
Notifications
Australia Offer Document. The offer of the RSUs is intended to comply with the provisions of the Corporations Act 2001, Australian Securities & Investments Commission (“ASIC”) Regulatory Guide 49 and ASIC Class Order CO 14/1000. Additional details are set forth in the Offer Document for the offer of RSUs to Australian Resident Participants.
In addition to the information set out in this Agreement, Participant also is being provided with copies of the following documents:
(a) the Plan;
(b) U.S. prospectus for the Plan; and
(c) the Employee Information Supplement for Australia (collectively, the “Additional Documents”).
The Additional Documents provide further information to help Participant make an informed investment decision about participating in the Plan. Neither the Plan nor the U.S. prospectus for the Plan is a prospectus for the purposes of the Corporations Act 2001.
Participant should not rely upon any oral statements made in relation to this offer. Participant should rely only upon the statements contained in this Agreement and the Additional Documents when considering participation in the Plan.

Securities Law Notification. Investment in Shares involves a degree of risk. Eligible employees who elect to participate in the Plan should monitor their participation and consider all risk factors relevant to the acquisition of Shares under the Plan as set forth below and in the Additional Documents.
The information herein is general information only. It is not advice or information that takes into account Australian Participants’ objectives, financial situation and needs.

Australian Participants should consider obtaining their own financial product advice from a person who is licensed by ASIC to give such advice.
Additional Risk Factors for Australian Residents. Australian Participants should have regard to risk factors relevant to investment in securities generally and, in particular, to holding Shares. For example, the price at which an individual Share is quoted on the [INSERT EXCHANGE] may increase or decrease due to a number of factors. There is no guarantee that the price of a Share will increase. Factors that may affect the price of an individual Share include fluctuations in the domestic and international market for listed stocks, general economic conditions, including interest rates, inflation rates, commodity and oil prices, changes to government fiscal, monetary or regulatory policies, legislation or regulation, the nature of the markets in which the Company operates and general operational and business risks.
More information about potential factors that could affect the Company’s business and financial results is included in the Company’s Registration Statement on Form S-1 and (when applicable) the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Copies of these documents are or will be available at www.sec.gov , on the Company’s investor’s page at [INSERT LINK], and upon request to the Company.
In addition, Australian Participants should be aware that the Australian dollar (“AUD”) value of any Shares acquired under the Plan will be affected by the USD/AUD exchange rate. Participation in the Plan involves certain risks related to fluctuations in this rate of exchange.
Common Stock in a U.S. Corporation. Common stock of a U.S. corporation is analogous to ordinary shares of an Australian corporation. Each holder of a Share is entitled to one vote. Dividends may be paid on the Shares out of any funds of the Company legally available for dividends at the discretion of the Board of Directors of the Company. Further, Shares are not liable to any further calls for payment of capital or for other assessment by the Company and have no sinking fund provisions, pre-emptive rights, conversion rights or redemption provisions.
Ascertaining the Market Price of Shares. Australian Participants may ascertain the current market price of an individual Share as traded on the [INSERT EXCHANGE] under the symbol “INSERT SYMBOL” at:[INSERT LINK TO STOCK EXCHANGE SITE]. The AUD equivalent of that price can be obtained at: https://www.rba.gov.au/statistics/frequency/exchange-rates.html.
Please note that this is not a prediction of what the market price of the Shares will be on any applicable vesting date or when Shares are issued to Australian Participants (or at any other time), or of the applicable exchange rate at such time.
Tax Notification. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).

AUSTRIA
Notifications
Exchange Control Information. If Participant holds Shares acquired under the Plan outside of Austria, he or she may be required to submit a report to the Austrian National Bank. An exemption applies if the value of the Shares as of any given quarter does not meet or exceed EUR 30 million or as of December 31 does not meet or exceed EUR 5 million. If the former threshold is exceeded, quarterly reporting obligations are imposed, whereas if the latter threshold is exceeded, annual reporting obligations are imposed. The deadline for filing the quarterly report is the 15th of the month following the respective quarter. The deadline for filing the annual report is January 31 of the following year.
When Participant sells Shares acquired under the Plan or receives a cash dividend, there may be exchange control obligations if the cash proceeds are held outside of Austria. If the transaction volume of all of Participant’s cash accounts abroad exceeds EUR 10 million, the movements and balances of all accounts (as of the last day of the month) must be reported monthly by the 15th day of the following month, on a prescribed form. If the transaction value of all cash accounts abroad is less than EUR 10 million, no reporting requirements apply.
BELARUS
Terms and Conditions
Settlement. This provision supplements Section 1 of the Agreement.
The Company reserves the right to force the immediate sale of the Shares to be issued upon vesting and settlement of the RSUs. If applicable, Participant agrees that the Company is authorized to instruct its broker to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization) and Participant expressly authorizes the Company’s broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of Shares at any particular price. Upon the sale of Shares, the Company agrees to pay Participant the cash proceeds from the sale of Shares, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items. Participant acknowledges that he or she is not aware of any material non-public information with respect to the Company or any securities of the Company as of the date of the Agreement.
Notifications
Exchange Control Information. Belarusian citizens or permanent residents may be required to repatriate any funds received in connection with the RSUs (e.g., proceeds from the sale of Shares acquired under the Plan) to Belarus. The Participant is responsible for ensuring compliance with all exchange control laws in Belarus in connection with his or her participation in the Plan.
BELGIUM
Notifications
Foreign Asset/Account Reporting Information. Belgian residents are required to report any securities held (including Shares) or bank accounts opened outside Belgium in their annual tax return. In a separate report, Belgian residents are required to provide the National Bank of Belgium with the account details of any such foreign accounts (including the account number, bank name and country in which such account was opened). The forms to complete this report are available on the National Bank of Belgium website.
Stock Exchange Tax Notification. A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax likely will not apply when the RSUs vest, but likely will apply when Shares are sold. Participant should consult with a personal tax or financial advisor for additional details on Participant’s obligations with respect to the stock exchange tax.
Annual Securities Accounts Tax. If the value of securities held in a Belgian or foreign securities account exceeds EUR1 million, a new “annual securities accounts tax” applies. Belgian residents should consult with a personal tax advisor regarding the new tax.
BRAZIL
Terms and Conditions
Compliance with the Law. By accepting the RSUs, Participant acknowledges his or her agreement to comply with applicable Brazilian laws and to pay any and all applicable Tax-Related Items.
Nature of Award. This provision supplements Section 7 (“Nature of Grant”) of the Agreement:
By accepting the RSUs, Participant agrees that (i) Participant is making an investment decision and (ii) the value of the underlying Shares is not fixed and may increase or decrease over the vesting and holding periods without compensation to Participant.
Further, Participant acknowledges and agrees that, for all legal purposes, (i) any benefits provided to Participant under the Plan are unrelated to his or her employment or service; (ii) the Plan is not a part of the terms and conditions of Participant’s employment or service; and (iii) the income from Participant’s participation in the Plan, if any, is not part of his or her remuneration from employment or service.
Notifications
Exchange Control Information. Participant may be required to submit a declaration of assets and rights held outside Brazil to the Central Bank of Brazil. If the aggregate value of such assets and rights exceeds US$100,000, the declaration is required on an annual basis. If the aggregate value of such assets and rights exceeds US$100,000,000, the declaration is required on a quarterly basis. Assets and rights that must be reported include Shares acquired under the Plan. This requirement and the applicable thresholds are subject to change on an annual basis.
Tax on Financial Transaction (IOF). Payments to foreign countries and the repatriation of funds into Brazil and the conversion between the Brazilian Real and the United States Dollar associated with such fund transfers may be subject to the IOF (i.e., tax on financial transactions). Participant is solely responsible for complying with any applicable IOF arising from Participant’s participation in the Plan. Participant should consult with a personal tax advisor for additional details.

CZECH REPUBLIC
Notifications
Exchange Control Information. The Czech National Bank (“CNB”) may require Participant to fulfill certain notification duties in relation to the RSUs and the opening and maintenance of a foreign account (e.g., may be required to report foreign direct investment, financial credits from abroad, investment in foreign securities and associated collections and payments). However, because exchange control regulations may change without notice, Participant should consult his or her personal legal advisor prior to the vesting of the RSUs and sale of Shares to ensure compliance with current regulations. It is Participant’s responsibility to comply with applicable Czech exchange control laws.
DENMARK
Terms and Conditions
Nature of Award. This provision supplements Section 7 (“Nature of Grant”) of the Agreement:
By accepting the RSUs, Participant acknowledges, understands and agrees that they relate to future services to be performed and are not a bonus or compensation for past services.
Stock Option Act. By participating in the Plan, Participant acknowledges having received an Employer Statement translated into Danish, which is being provided to comply with the Danish Stock Option Act (the “Act”). The Act applies only to “employees” as that term is defined in Section 2 of the Act. If Participant is a member of the registered management of a Subsidiary or Affiliate in Denmark or otherwise does not satisfy the definition of employee, Participant is not subject to the Act and the Employer Statement will not apply to Participant. The form which should be used to report these accounts can be obtained from a local bank.
Notification
Foreign Asset/Account Reporting Information. Foreign bank and brokerage accounts and deposits and shares held in such accounts must be reported on the annual tax return under the section on foreign affairs and income.
FRANCE
Terms and Conditions
Nature of Award. The RSUs are not intended to qualify for special tax and social security treatment applicable to RSUs granted under Section L.225-197-1 to L.225-197-6 and Sections L 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended.
Language Consent. By accepting the grant of the RSUs, Participant confirms having read and understood the documents related to the grant (the Agreement and the Plan), which were provided in the English language. Participant accepts the terms of those documents accordingly.
Consentement Relatif à la Langue. En acceptant l’attribution des Droits (« RSUs »), le Participant confirme avoir lu et compris les documents relatifs à l’attribution (le Contrat et le Plan), qui ont été remis en langue anglaise. Le Participant accepte les termes de ces documents en connaissance de cause.
Notifications
Foreign Asset/Account Reporting Information. French residents must declare all foreign accounts, whether open, current, or closed, in their income tax returns. Participant should consult with a personal tax advisor to ensure compliance with applicable reporting obligations.
GERMANY
Notifications
Exchange Control Information. Cross-border payments in excess of EUR 12,500 (including transactions made in connection with the sale of securities) must be reported monthly to the German

Federal Bank (Bundesbank). If Participant is a German resident and receives a payment in excess of this amount in connection with participation in the Plan, Participant must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via the Bundesbank website (www.bundesbank.de).
Foreign Asset/Account Reporting Information. If Participant’s acquisition of Shares under the Plan leads to a qualified participation at any point during the calendar year, Participant may need to report the acquisition when he or she files his or her tax return for the relevant year. A qualified participation occurs if (i) Participant owns at least 1% of the Company and the value of the Shares acquired exceeds EUR 150,000 or (ii) Participant holds Shares exceeding 10% of the Company’s total Common Stock.
GREECE
There are no country-specific provisions.
HUNGARY
Terms and Conditions
Settlement. This provision supplements Section 1 of the Agreement.
The Company reserves the right to force the immediate sale of the Shares to be issued upon vesting and settlement of the RSUs. If applicable, Participant agrees that the Company is authorized to instruct its broker to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization) and Participant expressly authorizes the Company’s broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of Shares at any particular price. Upon the sale of Shares, the Company agrees to pay Participant the cash proceeds from the sale of Shares, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items. Participant acknowledges that he or she is not aware of any material non-public information with respect to the Company or any securities of the Company as of the date of the Agreement.
IRELAND
There are no country-specific provisions.
ITALY
Terms and Conditions
Plan Document Acknowledgment. In accepting the RSUs, Participant acknowledges a copy of the Plan was made available to Participant, and that Participant has reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understands and accepts all provisions of the Plan, and the Agreement.
Participant further acknowledges that he or she has read and specifically and expressly approves the following provision in the Agreement: Vesting Schedule; Section 5 (“Termination; Leave of Absence; Change in Status”); Section 6 (“Taxes”); Section 7 (“Nature of Grant”); Section 9 (“Data Privacy”); Section 10 (“Language”); and Section 12 (“Imposition of Other Requirements”).
Notifications
Foreign Asset/Account Reporting Information. If Participant holds investments abroad or foreign financial assets (e.g., cash, Shares, RSUs) that may generate income taxable in Italy, Participant must report them on his or her annual tax return or on a special form if no tax return is due, irrespective of their value. The same reporting duties apply if Participant is a beneficial owner of the investments, even if he or she does not directly hold investments abroad or foreign assets.
Foreign Financial Asset Tax Notification. The value of any Shares (and certain other foreign assets) an Italian resident holds outside Italy may be subject to a foreign financial assets tax. The taxable amount is equal to the fair market value of the Shares on December 31 or on the last day the Shares were held (the tax is levied in proportion to the number of days the Shares were held over the calendar year). The value of financial assets held abroad must be reported in Form RM of the annual tax return. Participant should consult a personal tax advisor for additional information about the foreign financial assets tax.
JAPAN
Notifications

Foreign Asset/Account Reporting Information. Details of any assets held outside Japan (including Shares acquired under the Plan) as of December 31 of each year must be reported to the tax authorities on an annual basis, to the extent such assets have a total net fair market value exceeding JPY 50,000,000. Such report is due by March 15 each year. Participant should consult a personal tax advisor to determine if the reporting obligation applies to Participant and whether Participant will be required to include details of Participant’s outstanding RSUs or Shares in the report.
KOREA
Notifications
Foreign Asset/Account Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts if the monthly balance of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency) on any month-end date during the calendar year. Participant should consult a personal tax advisor regarding reporting requirements in Korea, including whether or not there is an applicable inter-governmental agreement between Korea and any other country where Participant may hold Shares or cash acquired in connection with the Plan.
LATVIA
There are no country-specific provisions.
LITHUANIA
There are no country-specific provisions.
MOROCCO
Terms and Conditions
Settlement. Notwithstanding Section 1 of the Agreement, due to exchange control regulations in Morocco, Participant is not entitled to receive any Shares upon settlement of the RSUs. Instead, Participant will receive through local payroll a cash payment equal to the fair market value of the Shares subject to the vested RSUs, subject to any obligation to satisfy Tax-Related Items. Any references to the issuance of Shares shall not apply to Participant.

NETHERLANDS
There are no country-specific provisions.
NEW ZEALAND
Notifications
Securities Law Information. Warning: This is an offer of RSUs, which upon vesting in accordance with the terms of the Plan and the Agreement, including this Appendix, will be converted into Shares. The Shares give Participant a stake in the ownership of the Company. Participant may receive a return if dividends are paid on the Shares.
If the Company runs into financial difficulties and is wound up, Participant will be paid only after all creditors have been paid. Participant may lose some or all of his or her investment.
New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision.
The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, Participant may not be given all the information usually required. Participant will also have fewer other legal protections for this investment.
Participant should ask questions, read all documents carefully, and seek independent financial advice before committing him- or herself.
In addition, Participant is hereby notified that the documents listed below are available for review on the Company’s “Investor Relations” website at [website], and through Participant’s online [INSERT BROKER] account:

•this Agreement, which together with the Plan, sets forth the terms and conditions of participation in the Plan;
•a copy of the Company’s most recent annual report (i.e., Form 10-K);
•a copy of the Company’s most recent published financial statements;
•a copy of the Plan; and
•a copy of the Plan Prospectus.
A copy of the above documents will be sent to Participant free of charge on written request to [_________________], or via email at [_________________].
As noted above, Participant is advised to carefully read the materials provided before making a decision whether to participate in the Plan. Participant also is encouraged to contact a personal tax advisor for specific information concerning Participant’s personal tax situation with regard to Plan participation.
NORWAY
There are no country-specific provisions.
PAKISTAN
Terms and Conditions
Settlement. This provision supplements Section 1 of the Agreement.

The Company reserves the right to force the immediate sale of the Shares to be issued upon vesting and settlement of the RSUs. If applicable, Participant agrees that the Company is authorized to instruct its broker to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization) and Participant expressly authorizes the Company’s broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of Shares at any particular price. Upon the sale of Shares, the Company agrees to pay Participant the cash proceeds from the sale of Shares, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items. Participant acknowledges that he or she is not aware of any material non-public information with respect to the Company or any securities of the Company as of the date of the Agreement.
Notifications
Exchange Control Information. Participant is required to immediately repatriate to Pakistan the proceeds from the sale of Shares as described above. The proceeds must be converted into local currency and the receipt of proceeds must be reported to the State Bank of Pakistan (the “SBP”) by filing a “Proceeds Realization Certificate” issued by the bank converting the proceeds with the SBP. The repatriated amounts cannot be credited to a foreign currency account. Please consult a personal tax advisor prior to vesting and settlement of the RSUs and sale of Shares to ensure compliance with the applicable exchange control regulations in Pakistan, as such regulations are subject to frequent change. Participant is responsible for ensuring compliance with all exchange control laws in Pakistan.
PHILIPPINES
Terms and Conditions
Settlement Conditioned on Satisfaction of Regulatory Obligations. Vesting/settlement of the RSUs is conditioned upon the Company determining that an exemption exists or the Company securing and maintaining all necessary approvals from the Philippines Securities and Exchange Commission to permit the operation of the Plan in the Philippines, as determined by the Company in its sole discretion. If or to the extent the Company is unable to determine that a satisfactory exemption applies or the Company is unable to secure and maintain all necessary approvals, no Shares subject to the RSUs for which an exemption cannot be obtained or a registration cannot be completed or maintained shall be issued. In this case, the Company retains the discretion to settle any RSUs in cash in an amount equal to the fair market value of the Shares subject to the RSUs less any Tax-Related Items.
Notifications
Securities Law Information. The risks of participating in the Plan include (without limitation), the risk of fluctuation in the price of the Shares and the risk of currency fluctuations between the United States Dollar and Participant’s local currency. The value of any Shares Participant may acquire under the Plan may decrease below the value of the Shares at settlement (on which Participant may be required to pay taxes) and fluctuations in foreign exchange rates between

Participant’s local currency and the United States Dollar may affect the value of any amounts due to Participant pursuant to the subsequent sale of any Shares acquired upon settlement of the RSUs. The Company is not making any representations, projections or assurances about the value of the Shares now or in the future.
Participant is permitted to sell Shares acquired under the Plan through the Company’s broker (or such other broker to whom Participant may transfer the Shares), provided that such sale takes place outside of the Philippines.

POLAND
Notifications
Exchange Control Information. Polish residents holding cash and foreign securities (including Shares) in bank or brokerage accounts outside of Poland must report information to the National Bank of Poland on transactions and balances in such accounts if the value of such cash and securities exceeds PLN 7 million. If required, such reports must be filed on special forms available on the website of the National Bank of Poland. Participant should consult with a personal legal advisor to determine whether Participant will be required to submit reports to the National Bank of Poland.
Further, any transfer of funds in excess of EUR 15,000 (or if such transfer of funds is connected with business activity of an entrepreneur, a lower threshold) into or out of Poland must be effected through a bank account in Poland. All documents connected with any foreign exchange transactions must be retained for a period of five years from the end of the year in which the transaction occurred.
Foreign Asset/Account Reporting Information. If Participant maintains bank or brokerage accounts holding cash and foreign securities (including Shares) outside of Poland, Participant will be required to report information to the National Bank of Poland on transactions and balances in such accounts if the value of such cash and securities exceeds certain thresholds. If required, such reports must be filed on special forms available on the website of the National Bank of Poland. Participant should consult with a personal legal advisor to determine whether Participant will be required to submit reports to the National Bank of Poland.
PORTUGAL
Terms and Conditions
Language Consent. Participant hereby expressly declares that he or she has full knowledge of the English language and has read, understood and fully accepted and agreed with the terms and conditions established in the Plan and the Agreement.
Conhecimento da Língua. Pela presente, o Participante declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidas no Plano e no Acordo de Atribuição (Agreement em inglês).
Notifications
Exchange Control Information. If Participant holds Shares issued upon settlement of the RSUs, the acquisition of Shares should be reported to the Banco de Portugal for statistical purposes. If the Shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report on Participant’s behalf. If the Shares are not deposited with a commercial bank or financial intermediary in Portugal, Participant is responsible for submitting the report to the Banco de Portugal.
ROMANIA
Terms and Conditions
Language Consent. By accepting the grant of RSUs, the Participant acknowledges that he or she is proficient in reading and understanding English, and fully understands the terms of the documents related to the grant (the RSU Agreement and the Plan), which were provided in the English language. The Participant accepts the terms of those documents accordingly.

Consimtamant cu privire la limba. Prin acceptarea grantului RSU-urilor, Participantul recunoaște că este priceput la citirea și înțelegerea limbii engleze și înțelege pe deplin termenii documentelor legate de grant (Acordul RSU și Planul), care au fost furnizate în limba engleză. . Participantul acceptă termenii acestor documente în consecință.
Notifications
Exchange Control Information. If the Participant deposits the proceeds from the sale of Shares acquired under the Plan into a bank account in Romania, the Participant may be required to provide the Romanian bank with appropriate documentation explaining the source of the funds. The Participant understands that the Participant should consult with Participant’s personal legal advisor to determine whether the Participant will be required to submit such documentation to the Romanian bank.
SLOVAKIA
Notifications
Foreign Asset/Account Reporting Information. Slovak Republic residents who carry on business activities as an independent entrepreneur (in Slovakian, podnikatel), must report foreign assets (including any Shares) to the National Bank of Slovakia (provided that the value of the foreign assets exceeds an amount of EUR2,000,000). These reports must be submitted on a monthly basis by the 15th day of the respective calendar month, as well as on a quarterly basis by the 15th day of the calendar month following the respective calendar quarter, using notification form DEV (NBS) 1-12, which may be found at the National Bank of Slovakia’s website at www.nbs.sk.
SOUTH AFRICA
Terms and Conditions
Taxes. The following provision supplements Section 6 (“Taxes”) of the Agreement:
By accepting the RSUs, Participant agrees that, immediately upon settlement of the RSUs, Participant will notify the Service Recipient of the amount of any gain realized at vesting. Participant will be solely responsible for paying any difference between the actual liability for Tax-Related Items and the amount withheld.
Deemed Acceptance of RSUs. Pursuant to Section 96 of Companies Act 71 of 2008 (the “Companies Act”), the RSU offer must be finalized within six months following the date the offer is communicated to Participant. If Participant does not want to accept the RSU award, Participant is required to decline the award no later than six months following the date the offer is communicated to Participant. If Participant does not reject the RSU award within six months following the date the offer is communicated to Participant, Participant will be deemed to accept the RSUs.
Notifications
Securities Law Information. Neither the RSUs nor the underlying Shares shall be publicly offered or listed on any stock exchange in South Africa. The offer is intended to be private pursuant to Section 96 of the Companies Act and is not subject to the supervision of any South African governmental authority.
Exchange Control Information. Because exchange control regulations are subject to frequent change, sometimes without notice, Participant should consult his or her personal legal advisor prior to the settlement of the RSUs to ensure compliance with current regulations. Participant is solely responsible for ensuring compliance with all exchange control laws in South Africa.

SPAIN
Terms and Conditions
Nature of Award. This provision supplements Section 7 (“Nature of Grant”) of the Agreement:
By accepting the RSUs, Participant consents to participation in the Plan and acknowledges that he or she has received a copy of the Plan.
Participant understands that the Company has unilaterally, gratuitously and discretionally decided to grant RSUs under the Plan to individuals who may be Participants throughout the world. This decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any of its Subsidiaries or

Affiliates other than as expressly set forth in the Agreement. Consequently, Participant understands that the RSUs are granted on the assumption and condition that the RSUs and any Shares issued upon vesting of the RSUs are not a part of any employment or service contract (either with the Company or any of its Subsidiaries or Affiliates) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever.
Further, Participant understands and agrees that, unless otherwise expressly provided for by the Company or set forth in the Plan or the Agreement, any unvested RSUs will be cancelled without entitlement to any Shares underlying the RSUs if Participant’s status as a Participant is terminated for any reason, including, but not limited to: resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a “despido improcedente”), material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, or under Article 10.3 of Royal Decree 1382/1985. The Company, in its sole discretion, shall determine the date when Participant’s status as an Eligible Individual has terminated for purposes of the RSUs.
In addition, Participant understands that this grant would not be made to Participant but for the assumptions and conditions referred to above; thus, Participant acknowledges and freely accepts that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of, or right to, the RSUs shall be null and void.
Notifications
Securities Law Information. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of RSUs under the Plan. Neither the Plan nor the Agreement (which includes this Appendix) have been nor will be registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and they do not constitute a public offering prospectus.
Foreign Asset/Account Reporting Information. Rights or assets held outside of Spain (e.g., Shares or cash held in a foreign bank or brokerage account) with a value in excess of EUR 50,000 per type of right or asset (e.g., Shares, cash, etc.) as of December 31, must be reported on an annual tax return. After such rights and/or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than EUR 20,000 or the assets/rights or sold or otherwise disposed. For purposes of this requirement, shares of Common Stock acquired under the Plan or other equity programs offered by the Company constitute assets, but unvested rights (e.g., RSUs, etc.) are not considered assets or rights.

Exchange Control Information. The acquisition, ownership and disposition of shares in a foreign company (including Shares acquired under the Plan) must be declared for statistical purposes to the Direccion General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be filed in January for Shares owned as of December 31 of each year; however, if the value of the Shares acquired or the amount of the sale proceeds exceeds EUR 1,502,530, the declaration must be filed within one month of the acquisition or sale, as applicable.
In addition, Participant is required to electronically declare to the Bank of Spain any security accounts (including brokerage accounts held abroad), as well as the securities (including shares acquired under the Plan) held in such accounts if the value of the transactions for all such accounts during the prior year or the balances of such accounts as of December 31 of the prior year exceeds EUR 1 million.
Different thresholds and deadlines to file this declaration apply. However, if neither such transactions during the immediately preceding year nor the balances / positions as of December 31 exceed EUR 1 million, no such declaration must be filed unless expressly required by the Bank of Spain. If any of such thresholds were exceeded during the current year, Participant may be required to file the relevant declaration corresponding to the prior year, however, a summarized form of declaration may be available. Participant should consult with his or her personal advisor to determine his or her obligations in this respect.
UKRAINE
Notifications
Exchange Control Information. The Participant is responsible for complying with all applicable exchange control regulations in Ukraine. The Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

UNITED KINGDOM
Terms and Conditions
Taxes and Withholding. The following provision supplements Section 6 (“Taxes”) of the Agreement:
Without limitation to Section 6 of the Agreement, Participant agrees that Participant is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or the Service Recipient or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax or relevant authority). Participant also agrees to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax or relevant authority) on Participant’s behalf.
Notwithstanding the foregoing, if Participant is a director or an executive officer of the Company (within the meaning of such terms for purposes of Section 13(k) of the Exchange Act), Participant acknowledges that he or she may not be able to indemnify the Company or the Service Recipient for the amount of any income tax not collected from or paid by Participant, as it may be considered a loan. In this case, the amount of any income tax not collected within 90 days of the end of the U.K. tax year in which the event giving rise to the Tax-Related Item(s) occurs may constitute an additional benefit to Participant on which additional income tax and National Insurance Contributions may be payable. Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Service Recipient (as appropriate) for the value of any employee National Insurance Contributions due on this additional benefit, which the Company or the Service Recipient may recover from Participant by any of the means referred to in the Plan or Section 6 of the Agreement.
VIETNAM
Terms and Conditions
Settlement. Notwithstanding Section 1 of the Agreement, due to exchange control regulations in Morocco, Participant is not entitled to receive any Shares upon settlement of the RSUs. Instead, Participant will receive through local payroll a cash payment equal to the fair market value of the Shares subject to the vested RSUs, subject to any obligation to satisfy Tax-Related Items. Any references to the issuance of Shares shall not apply to Participant.

NOTICE OF STOCK APPRECIATION RIGHT AWARD
GITLAB INC.
2021 EQUITY INCENTIVE PLAN
Unless otherwise defined herein, the terms defined in the GitLab Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Stock Appreciation Right Award (the “Notice of Grant”) and the attached Stock Appreciation Right Agreement (the “SAR Agreement”).
You have been granted an award of Stock Appreciation Rights (the “SAR”) of the Company under the Plan subject to the terms and conditions of the Plan, this Notice of Grant and the SAR Agreement.

Name:

Address:

Date of Grant:

Vesting Commencement Date:

Exercise Price:

Total Number of Shares:

Expiration Date:

Vesting Schedule:
[Sample vesting language:] [The SAR becomes vested and exercisable with respect to the first 25% of the Shares subject to the SAR when you complete 12 months of continuous Service from the Vesting Commencement Date. Thereafter, the SAR becomes vested and exercisable with respect to an additional 1/16th of the Shares subject to the SAR when you complete each quarter of Service.] [Note: actual vesting language to match vesting schedule approved by the Board or Committee]

This Notice of Grant may be executed and delivered electronically, whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By accepting the SAR, you consent to the electronic delivery and acceptance as further set forth in the SAR Agreement. You acknowledge that the vesting of the SAR pursuant to this Notice of Grant is earned only by continuing Service, but you understand that your employment or consulting relationship with the Company or a Parent or Subsidiary is for an unspecified duration and can be terminated at any time and that nothing in this Notice of Grant, the SAR Agreement or the Plan changes the nature of that relationship. By accepting the SAR, you and the Company agree that the SAR is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and the SAR Agreement.

PARTICIPANT:	GITLAB INC.

Signature:	By:

Print Name:	Its:

STOCK APPRECIATION RIGHT AWARD AGREEMENT
GITLAB INC.
2021 EQUITY INCENTIVE PLAN
You have been granted an award of Stock Appreciation Rights (the “SAR”) by GitLab Inc. (the “Company”) under the Company’s 2021 Equity Incentive Plan (the “Plan”), subject to the terms and conditions of the Plan, the Notice of Stock Appreciation Right Award (the “Notice of Grant”), and this Stock Appreciation Right Agreement (this “Agreement”).
1. Grant of SAR. You have been granted a SAR for the number of Shares set forth in the Notice of Grant with the Exercise Price set forth in the Notice of Grant. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.
2. Termination Period.
(a) General Rule. If your Service terminates for any reason except death or Disability, and other than for Cause, then this SAR will expire at the close of business at Company headquarters on the date three months after your termination of Service (subject to the expiration detailed in Section 5 or as provided in the Plan). In no event shall this SAR be exercised later than the Expiration Date set forth in the Notice of Grant. If your Service is terminated for Cause, this SAR will expire upon the date of such termination. The Company determines when your Service terminates for all purposes under this Agreement.
You acknowledge and agree that the vesting schedule set forth in the Notice of Grant may change prospectively in the event that your service status changes between full and part-time status in accordance with Company policies relating to work schedules and vesting of awards. You acknowledge that the vesting of the SARs pursuant to this Agreement is earned only by continuing Service.
(b) Death; Disability. If you die before your Service terminates (or you die within three months of your termination of Service other than for Cause), then this SAR will expire at the close of business at Company headquarters on the date 12 months after the date of death (subject to the expiration detailed in Section 5 or as provided in the Plan). If your Service terminates because of your Disability, then this SAR will expire at the close of business at Company headquarters on the date 12 months after your termination date (subject to the expiration detailed in Section 5 or as provided in the Plan).
(c) No Notice. You are responsible for keeping track of these exercise periods following your termination of Service for any reason. The Company will not provide further notice of such periods. In no event shall this SAR be exercised later than the Expiration Date set forth in the Notice of Grant.
3. Exercise of SAR.
(a) Right to Exercise. Subject to the applicable provisions of the Plan and this Agreement, this SAR is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice of Grant and the applicable provisions of the Plan and this Agreement. In the event of your death, Disability, or other cessation of Service, the exercisability of the SAR is governed by the applicable provisions of the Plan, the Notice of Grant and this Agreement. This SAR may not be exercised for a fraction of a Share.

(b) Method of Exercise. This SAR is exercisable by delivery of an exercise notice in a form specified by the Company (the “Exercise Notice”), which shall state the election to exercise the SAR, the number of Shares in respect of which the SAR is being exercised, and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company. This SAR shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice and any applicable withholding of Tax-Related Items that are required to be withheld as detailed in Section 7 below.
(c) No Shares shall be issued pursuant to the exercise of this SAR unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the exercised Shares shall be considered transferred to you on the date the SAR is exercised with respect to such exercised Shares.
4. Non-Transferability of SAR. This SAR may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during your lifetime only by you unless otherwise permitted by the Committee on a case-by-case basis. The terms of the Plan and this Agreement shall be binding upon your executors, administrators, heirs, successors and assigns.
5. Term of SAR. This SAR shall in any event expire on the Expiration Date set forth in the Notice of Grant, which date is ten years after the Date of Grant. You are responsible for keeping track of the Expiration Date. The Company is not obligated to provide notice of the Expiration Date and you should not depend on the Company providing any such notice (even if such notices have been provided in the past or are provided in some but not all circumstances).
6. Tax Consequences. You should consult a tax adviser for tax consequences relating to this SAR in the jurisdiction in which you are subject to tax. YOU SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS SAR OR DISPOSING OF THE SHARES. You will not be allowed to exercise this SAR unless you make arrangements acceptable to the Company to pay Tax-Related Items that are required to be withheld as further described in Section 7 below.
7. Responsibility for Taxes. Regardless of any action the Company or, if different, your employer (the “Employer”) takes with respect to any or all applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items (the “Tax-Related Items”) related to your participation in the Plan and legally applicable to you, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Employer. You further acknowledge that the Company and the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this SAR, including the grant, vesting or exercise of this SAR, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the SAR to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. You acknowledge that if you are subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy any withholding obligation the Company and/or the Employer may have for Tax-Related Items. In this regard, you authorize the Company and/or the Employer, and their respective agents, at their discretion, to withhold all applicable Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer or by one or a combination of the following methods: (a) payment by you to the Company or the Employer of an amount equal to the Tax-Related Items in cash, (b) having the Company withhold otherwise deliverable cash or Shares having a value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned Shares having a value equal to the Tax-Related Items to be withheld, (d) withholding from proceeds of the sale of the Shares either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf and you hereby authorize such sale pursuant to this authorization), or (e) any other arrangement approved by the Company and permissible under applicable law; in all cases, under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided, however, that if you are a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be a mandatory sale under (d) above (unless the Committee shall establish an alternate method prior to the taxable or withholding event). You shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your issuance of Shares upon exercise of the SARs that cannot be satisfied by the means previously described.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum applicable rate in which case you may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, you are deemed to have been issued the full number of Shares subject to the vested SARs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.
Finally, you acknowledge that the Company has no obligation to deliver Shares or proceeds from the sale of Shares to you until you have satisfied the obligations in connection with the Tax-Related Items as described in this Section.
8. Acknowledgement. The Company and you agree that the SAR is granted under and governed by the Notice of Grant, this Agreement and the provisions of the Plan (incorporated herein by reference). You: (i) acknowledge receipt of a copy of the Plan and the Plan prospectus, (ii) represent that you have carefully read and are familiar with their provisions and the provisions of the Notice of Grant and this Agreement, and (iii) hereby accept the SAR subject to all of the terms and conditions set forth in this Agreement and those set forth in the Plan and the Notice of Grant. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement.
9. Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice of Grant constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning this SAR are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
10. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and you with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s common stock may be listed or quoted at the time of such issuance or transfer. The Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company.
11. Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from the Plan, the Notice of Grant and this Agreement, the parties hereby submit and consent to litigation in the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California in San Francisco County, California or the federal courts of the United States for the Northern District of California and no other courts.
12. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate of the Company, to terminate your Service, for any reason, with or without Cause.
13. Consent to Electronic Delivery and Acceptance of All Plan Documents and Disclosures. By your acceptance of this SAR, you consent to the electronic delivery of the Notice of Grant, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the SAR. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost if you contact the Company by telephone, through a postal service or electronic mail at [insert email]. You further acknowledge that you will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, you understand that you must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. You agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. Also, you understand that your consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if you have provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at [insert email]. Finally, you understand that you are not required to consent to electronic delivery.
14. Award Subject to Company Clawback or Recoupment. To the extent permitted by applicable law, the SAR shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or the Committee or required by law during the term of your employment or other Service that is applicable to you. In addition to any other remedies available under such policy, applicable law may require the cancellation of your SAR (whether vested or unvested) and the recoupment of any gains realized with respect to your SAR.
BY ACCEPTING THIS SAR, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

NOTICE OF PERFORMANCE SHARES AWARD
GITLAB INC.
2021 EQUITY INCENTIVE PLAN
Unless otherwise defined herein, the terms defined in the GitLab Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Performance Shares Award (this “Notice”) and the attached Performance Shares Award Agreement (the “Performance Shares Agreement”). You have been granted an award of Shares (the “Performance Shares Award”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Performance Shares Agreement.

Name:

Address:

Number of Shares:

Date of Grant:

Fair Market Value on Date of Grant:

Vesting Commencement Date:

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Performance Shares Agreement, the Shares will vest in accordance with the following schedule: [INSERT VESTING SCHEDULE]
This Notice may be executed and delivered electronically, whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By accepting the Performance Shares Award, you consent to the electronic delivery and acceptance as further set forth in the Performance Shares Agreement. You acknowledge that the vesting of the Shares subject to the Performance Shares Award pursuant to this Notice is earned only by continuing Service and meeting the performance factors enumerated under the Vesting Schedule above, but you understand that your employment or consulting relationship with the Company or a Parent or Subsidiary is for an unspecified duration and can be terminated at any time, and that nothing in this Notice, the Performance Shares Agreement or the Plan changes the nature of that relationship. By accepting the Performance Shares Award, you and the Company agree that the Performance Shares Award is granted under and governed by the terms and conditions of the Plan, the Notice and the Performance Shares Agreement.

PARTICIPANT	GITLAB INC.

Print Name:	By:

Signature:	Its:

PERFORMANCE SHARES AGREEMENT
GITLAB INC.
2021 EQUITY INCENTIVE PLAN
You have been granted a Performance Shares Award (“Performance Shares Award”) by GitLab Inc. (the “Company”), subject to the terms, restrictions and conditions of the Company’s 2021 Equity Incentive Plan (the “Plan”), the Notice of Performance Shares Award (“Notice”) and this Performance Shares Agreement (this “Agreement”).
1. Settlement. Your Performance Shares Award shall be settled in Shares and the Company’s transfer agent shall record ownership of such Shares in your name as soon as reasonably practicable after achievement of the performance factors enumerated under the Vesting Schedule in the Notice.
2. No Stockholder Rights. Unless and until you are recorded as the holder of such Shares on the stock records of the Company and its transfer agent, you shall have no right to dividends or to vote Shares.
3. No-Transfer. Your interest in this Performance Shares Award shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by you or any person whose interest derives from your interest.
4. Restrictions on Resale. By signing this Agreement, you agree not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as you are providing Service to the Company or a Subsidiary of the Company.
5. Termination. If your Service terminates for any reason, all of your rights under the Plan, this Agreement and the Notice in respect of this Award shall immediately terminate. In case of any dispute as to whether a termination of Service has occurred, the Committee shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

6. Tax Consequences. YOU SHOULD CONSULT A TAX ADVISER BEFORE ACQUIRING THE SHARES IN THE JURISDICTION IN WHICH YOU ARE SUBJECT TO TAX. Shares shall not be issued under this Agreement unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the acquisition or vesting of Shares.
7. Responsibility for Taxes. Regardless of any action the Company or, if different, your employer (the “Employer”) takes with respect to any or all applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items (the “Tax-Related Items”) related to your participation in the Plan and legally applicable to you, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Employer. You further acknowledge that the Company and the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Performance Shares Award, including the grant of the Performance Shares Award, the issuance of the Shares subject to the Performance Shares Award, the vesting of such Shares, the subsequent sale of such Shares and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the Performance Shares Award to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. You acknowledge that if you are subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
The Company will only recognize you as a record holder of Shares subject to the Performance Shares Award if you have paid or made, prior to any relevant taxable or tax withholding event, as applicable, adequate arrangements satisfactory to the Company and/or the Employer to satisfy any withholding obligation the Company and/or the Employer may have for Tax-Related Items. In this regard, you authorize the Company and/or the Employer, and their respective agents, at their discretion, to withhold all applicable Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer or by withholding from proceeds of the sale of the Shares subject to the Performance Shares Award either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf and you hereby authorize such sale pursuant to this authorization). The Committee may also authorize one or a combination of the following methods to satisfy Tax-Related Items: (a) payment by you to the Company or the Employer of an amount equal to the Tax-Related Items in cash, (b) having the Company withhold Shares subject to the Performance Shares Award that would otherwise be issued to you when they vest having a value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned Shares having a value equal to the Tax-Related Items to be withheld, or (d) any other arrangement approved by the Company and permissible under applicable law; in all cases, under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided, however, that if you are a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be a mandatory sale (unless the Committee shall establish an alternate method prior to the taxable or withholding event). You shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or the issuance of Shares subject to this Performance Shares Award or vesting thereof that cannot be satisfied by the means previously described.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum applicable rate in which case you may receive a refund of any over-withheld amount in cash and will have no entitlement to the Shares subject to the Performance Shares Award that would otherwise be released when they vest. If the obligation for Tax-Related Items is satisfied by withholding in Shares that would otherwise be subject to release when they vest, for tax purposes, you are deemed to have been issued the full number of such Shares, notwithstanding that a number of the such Shares are held back solely for the purpose of paying the Tax-Related Items.
Finally, you acknowledge that the Company has no obligation to deliver Shares subject to the Performance Shares Award to you until you have satisfied the obligations in connection with the Tax-Related Items as described in this Section.
8. Acknowledgement. The Company and you agree that the Performance Shares Award is granted under and governed by the Notice, this Agreement and the provisions of the Plan (incorporated herein by reference). You: (i) acknowledge receipt of a copy of the Plan and the Plan prospectus, (ii) represent that you have carefully read and are familiar with their provisions and the provisions of the Notice and this Agreement, and (iii) hereby accept the Performance Shares Award subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement.
9. Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them.

Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
10. Stop Transfer Orders.
(a) Stop-Transfer Notices. You agree that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(b) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
11. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and you with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s common stock may be listed or quoted at the time of such issuance or transfer. The Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company.
12. Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from the Plan, the Notice and this Agreement, the parties hereby submit and consent to litigation in the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California in San Francisco County, California or the federal courts of the United States for the Northern District of California and no other courts.
10. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate of the Company, to terminate your Service, for any reason, with or without Cause.
11. Consent to Electronic Delivery of All Plan Documents and Disclosures. By acceptance of this Performance Shares Award, you consent to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Performance Shares Award. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost if you contact the Company by telephone, through a postal service or electronic mail at [insert email]. You further acknowledge that you will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, you understand that you must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. You agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. Also, you understand that your consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if you have provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at [insert email]. Finally, you understand that you are not required to consent to electronic delivery.
12. Award Subject to Company Clawback or Recoupment. To the extent permitted by applicable law, Performance Shares Award shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or the Committee or required by law during the term of your employment or other Service that is applicable to you. In addition to any other remedies available under such policy, applicable law may require the cancellation of your Performance Shares Award (whether vested or unvested) and the recoupment of any gains realized with respect to your Performance Shares Award.

BY ACCEPTING THE PERFORMANCE SHARES AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

NOTICE OF RESTRICTED STOCK AWARD
GITLAB INC.
2021 EQUITY INCENTIVE PLAN
Unless otherwise defined herein, the terms defined in the GitLab Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Award (this “Notice”) and the attached Restricted Stock Agreement (the “Restricted Stock Agreement”).
You have been granted the opportunity to purchase Shares that are subject to restrictions (the “Restricted Stock”) and the terms and conditions of the Plan, this Notice and the attached Restricted Stock Agreement.

Name of Purchaser:

Total Number of Restricted Stock Awarded:

Fair Market Value per Restricted Stock:	$

Total Fair Market Value of Award:	$

Purchase Price per Restricted Stock:	$

Total Purchase Price for all Restricted Stock:	$

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:
[Sample vesting language:] [Subject to the limitations set forth in this Notice, the Plan and the Restricted Stock Agreement, 25% of the total number of Restricted Stock will vest when you complete 12 months of continuous Service from the Vesting Commencement Date. Thereafter, an additional 1/16th of the total number of Restricted Stock will vest when you complete each quarter of Service.] [Note: actual vesting language to match vesting schedule approved by the Board or Committee]

This Notice may be executed and delivered electronically, whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By purchasing the Restricted Stock, you consent to the electronic delivery and acceptance as further set forth in the Restricted Stock Agreement. You acknowledge that the vesting of the Restricted Stock pursuant to this Notice is earned only by continuing Service, but you understand that your employment or consulting relationship with the Company or a Parent or Subsidiary is for an unspecified duration and can be terminated at any time, and that nothing in this Notice, the Restricted Stock Agreement or the Plan changes the nature of that relationship. By accepting the Restricted Stock, you and the Company agree that the Restricted Stock are granted under and governed by the terms and conditions of the Plan, this Notice and the Restricted Stock Agreement. If the Restricted Stock Agreement is not executed by you within thirty (30) days of the Company’s delivery of this Agreement to you, then this award shall be void.

PARTICIPANT:	GITLAB INC.

Signature	By:

Date:	Its:

RESTRICTED STOCK AGREEMENT
GITLAB INC.
2021 EQUITY INCENTIVE PLAN
THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is made by and between GitLab Inc., a Delaware corporation (the “Company”), and the purchaser (“you”) named on the Notice of Restricted Stock Award (the “Notice”) pursuant to the Company’s 2021 Equity Incentive Plan (the “Plan”) as of the date you have executed the Notice. Unless otherwise defined herein, the terms defined in the Plan shall have the same meanings in this Agreement.
1. Sale of Stock. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to you, and you agree to purchase from the Company, the number of Restricted Stock shown on the Notice at the Purchase Price per Restricted Stock set forth on the Notice. The term “Restricted Stock” refers to the purchased Restricted Stock and all securities received in replacement of or in connection with the Restricted Stock pursuant to stock dividends or splits, all securities received in replacement of the Restricted Stock in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which you are entitled by reason of your ownership of the Restricted Stock.
2. Time and Place of Purchase. The purchase and sale of the Restricted Stock under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and you shall agree (the “Purchase Date”). On the Purchase Date, the Company will issue a stock certificate registered in your name, or uncertificated shares designated for you in book entry form on the records of the Company’s transfer agent, representing the Restricted Stock to be purchased by you against payment of the purchase price therefor by you by (a) check or wire transfer made payable to the Company, (b) cancellation of indebtedness of the Company to you, (c) your personal Services that the Committee has determined have already been or will be rendered to the Company, or (d) a combination of the foregoing.
3. Restrictions on Resale. By signing this Agreement, you agree not to sell any Restricted Stock acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as you are providing Service to the Company or a Subsidiary of the Company.
4. Company’s Repurchase Right for Unvested Shares. The Company, or (subject to Section 4.4) its assignee, shall have the right (but not the obligation) to repurchase a portion of the Restricted Stock that are Unvested Shares (as defined below) at the times and on the terms and conditions set forth in this Section (the “Repurchase Right”) if your Service terminates for any reason, or no reason, including without limitation, death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause.
4.1 Termination of Service. In case of any dispute as to whether your Service has terminated, the Committee shall have discretion to determine in good faith whether your Service has been terminated and the effective date of your termination of Service.
4.2 Vested and Unvested Shares. Restricted Stock that are vested pursuant to the Vesting Schedule set forth in the Notice are “Vested Shares.” Restricted Stock that are not vested pursuant to the Vesting Schedule set forth in the Notice are “Unvested Shares.” On the Date of Grant, all of the Restricted Stock will be Unvested Shares. No fractional Restricted Stock shall be issued. No Restricted Stock will become Vested Shares after your termination of Service unless as set forth in the

Vesting Schedule in the Notice. The number of the Restricted Stock that are Vested Shares or Unvested Shares will be proportionally adjusted to reflect any stock split, reverse stock split or similar change in the capital structure of the Company as set forth in Section 2.6 of the Plan occurring after the Date of Grant.

4.3 Exercise of Repurchase Right. Unless the Company provides written notice to you within ninety (90) days from the date of termination of your Service to the Company that the Company does not intend to exercise its Repurchase Right with respect to some or all of the Unvested Shares, the Repurchase Right shall be deemed automatically exercised by the Company as of the ninetieth (90th) day following such termination, provided that the Company may notify you that it is exercising its Repurchase Right as of a date prior to such ninetieth (90th) day. Unless you are otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Right as to some or all of the Unvested Shares, execution of this Agreement by you constitutes written notice to you of the Company’s intention to exercise its Repurchase Right with respect to all Unvested Shares to which such Repurchase Right applies at the time of your termination of Service. The Company, at its choice, may satisfy its payment obligation to you with respect to exercise of the Repurchase Right by either (A) delivering a check to you or wiring funds in the amount of the purchase price for the Unvested Shares being repurchased, or (B) in the event you are indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Right by canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, such cancellation of indebtedness shall be deemed automatically to occur as of the date of termination of your Service unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to the Repurchase Right, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by you.
4.4 Assignment. The Repurchase Right may be assigned by the Company in whole or in part to any persons or organization.
4.5 Additional or Exchanged Securities and Property. Subject to the provisions of Section 4.2 above, in the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed or issued with respect to, any Unvested Shares shall immediately be subject to the Repurchase Right. Appropriate adjustments shall be made to the price per share to be paid for Unvested Shares upon the exercise of the Repurchase Right (by allocating such price among the Unvested Shares and such other securities or property), provided that the aggregate purchase price payable for the Unvested Shares and all such other securities and property shall remain the same price that was original payable under the Repurchase Right to repurchase such Unvested Shares. Subject to the provisions of Section 4.2 above, in the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Repurchase Right may be exercised by the Company’s successor.
5. Non-Transferability of Unvested Shares. In addition to any other limitation on transfer created by applicable securities laws or any other agreement between the Company and you, you may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by a duly authorized representative of the Company. Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever. Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy. In the event the Company consents to a transfer of Unvested Shares, all transferees of Restricted Stock or any interest therein will receive and hold such Restricted Stock or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right. In the event of any purchase by the Company hereunder where the Restricted Stock or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Restricted Stock or interest you for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Right is deemed exercised by the Company, the Company may deem any transferee to have transferred the Restricted Stock or interest to you prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy your obligation to pay such transferee for such Restricted Stock or interest, and also to satisfy the Company’s obligation to pay you for such Restricted Stock or interest.
6. Acceptance of Restrictions. Purchase of the Restricted Stock shall constitute your agreement to such restrictions and the legending of your certificates or the notation in the Company’s direct registration system for stock issuance and transfer of such restrictions and accompanying legends set forth in Section 7.1 with respect thereto. Notwithstanding such restrictions, however, so long as you are the holder of the Restricted Stock, or any portion thereof, he or she shall be entitled to receive all dividends declared on and to vote the Restricted Stock and to all other rights of a stockholder with respect thereto.
7. Stop Transfer Orders.

7.1 Stop-Transfer Notices. You agree that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
7.2 Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Restricted Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Restricted Stock shall have been so transferred.
8. No Rights as Employee, Director or Consultant. You understand that your employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Agreement changes the at-will nature of that relationship. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate of the Company, to terminate your Service, for any reason, with or without Cause.
9. Miscellaneous.
9.1 Acknowledgement. The Company and you agree that the Restricted Stock are granted under and governed by the Notice, this Agreement and the provisions of the Plan (incorporated herein by reference). You: (i) acknowledge receipt of a copy of the Plan and the Plan prospectus, (ii) represent that you have carefully read and are familiar with their provisions and the provisions of the Notice and this Agreement, and (iii) hereby accept the Restricted Stock subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement.
9.2 Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Restricted Stock hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
9.3 Compliance with Laws and Regulations. The issuance of Restricted Stock will be subject to and conditioned upon compliance by the Company and you with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s common stock may be listed or quoted at the time of such issuance or transfer. The Restricted Stock issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company.
9.4 Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from the Plan, the Notice and this Agreement, the parties hereby submit and consent to litigation in the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California in San Francisco County, California or the federal courts of the United States for the Northern District of California and no other courts.
9.5 Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
9.6 Notices. Any notice to be given under the terms of the Plan shall be addressed to the Company in care of its principal office, and any notice to be given to you shall be addressed to you at the address maintained by the Company for such person or at such other address as you may specify in writing to the Company. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (a) at the time of personal delivery, if delivery is in person; (b) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (c) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2)

business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (d) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by facsimile or by express courier. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number set forth below the signature lines of this Agreement, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked “Attention: [title].”
9.7 U.S. Tax Consequences. Unless an Election (defined below) is made, upon vesting of Restricted Stock, you will include in taxable income the difference between the fair market value of the vesting Restricted Stock, as determined on the date of their vesting, and the price paid for the Restricted Stock. This will be treated as ordinary income by you and will be subject to withholding by the Company when required by applicable law. In the absence of an Election, the Company shall satisfy the withholding requirements as set forth in Section 10 below. If you make an Election, then you must, prior to making the Election, pay in cash (or cash equivalent) to the Company an amount equal to the amount the Company is required to withhold for income and employment taxes.
10. Responsibility for Taxes. Regardless of any action the Company or, if different, your employer (the “Employer”) takes with respect to any or applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items (the “Tax-Related Items”) related to your participation in the Plan and legally applicable to you, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Employer. You further acknowledge that the Company and the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock purchased under this award, including the issuance of the Restricted Stock or vesting of such Restricted Stock, the subsequent sale of Restricted Stock and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the award or any aspect of the Restricted Stock to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. You acknowledge that if you are subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
The Company will only recognize you as a record holder of Restricted Stock if you have paid or made, prior to any relevant taxable or tax withholding event, as applicable, adequate arrangements satisfactory to the Company and/or the Employer to satisfy any withholding obligation the Company and/or the Employer may have for Tax-Related Items. In this regard, you authorize the Company and/or the Employer, and their respective agents, at their discretion, to withhold all applicable Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer or by one or a combination of the following methods: (a) payment by you to the Company or the Employer of an amount equal to the Tax-Related Items in cash, (b) having the Company withhold otherwise deliverable Restricted Stock that would otherwise be released from the Repurchase Right when they vest having a value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned Shares having a value equal to the Tax-Related Items to be withheld, (d) withholding from proceeds of the sale of the Restricted Stock either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf and you hereby authorize such sale pursuant to this authorization), or (e) any other arrangement approved by the Company and permissible under applicable law; in all cases, under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided, however, that if you are a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be a mandatory sale under (d) above (unless the Committee shall establish an alternate method prior to the taxable or withholding event). You shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your Participation in the Plan or your purchase of Restricted Stock that cannot be satisfied by the means previously described.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum applicable rate in which case you may receive a refund of any over-withheld amount in cash and will have no entitlement to the Restricted Stock that would otherwise be released from the Repurchase Right when they vest. If the obligation for Tax-Related Items is satisfied by withholding in Restricted Stock that would otherwise be released from the Repurchase Right when they vest, for tax purposes, you are deemed to have been issued the full number of Restricted Stock, notwithstanding that a number of the Restricted Stock are held back solely for the purpose of paying the Tax-Related Items.
Finally, you acknowledge that the Company has no obligation to deliver Restricted Stock or proceeds from the sale of Restricted Stock to you or to release Restricted Stock from the Repurchase Right when they vest until you have satisfied the obligations in connection with the Tax-Related Items as described in this Section.

11. Section 83(b) Election. You hereby acknowledge that you have been informed that, with respect to the purchase of the Restricted Stock, an election may be filed by you with the United States Internal Revenue Service, within thirty (30) days of the purchase of the Restricted Stock, electing for United States tax purposes pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Restricted Stock and their Fair Market Value on the date of purchase (the “Election”). Making the Election will result in recognition of taxable income to you on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Restricted Stock over the purchase price for the Restricted Stock. Absent such an Election, taxable income will be measured and recognized by you at the time or times on which the Company’s Repurchase Right lapses. You are strongly encouraged to seek the advice of your own tax advisors in connection with the purchase of the Restricted Stock and the advisability of filing of the Election. YOU ACKNOWLEDGE THAT IT IS SOLELY YOUR RESPONSIBILITY, AND NOT THE COMPANY’S RESPONSIBILITY, TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF YOU REQUEST THE COMPANY, OR ITS REPRESENTATIVE, TO MAKE THIS FILING ON YOUR BEHALF.
12. Consent to Electronic Delivery and Acceptance of All Plan Documents and Disclosures. By acceptance of this Restricted Stock Award, you consent to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Restricted Stock Award. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost if you contact the Company by telephone, through a postal service or electronic mail at [insert email]. You further acknowledge that you will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, you understand that you must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. You agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. Also, you understand that your consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if you have provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at [insert email]. Finally, you understand that you are not required to consent to electronic delivery.

13. Award Subject to Company Clawback or Recoupment. To the extent permitted by applicable law, the Restricted Stock shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or the Committee or required by law during the term of your employment or other Service that is applicable to you. In addition to any other remedies available under such policy, applicable law may require the cancellation of your Restricted Stock (whether vested or unvested) and the recoupment of any gains realized with respect to your Restricted Stock.
BY ACCEPTING THIS RESTRICTED STOCK AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

RECEIPT
GitLab Inc. hereby acknowledges receipt of (check as applicable):
☐ A check or wire transfer in the amount of $_______________
☐ The cancellation of indebtedness in the amount of $_______________
☐ Given by _____________________ as consideration for the book entry in your name or Certificate No. -__ for ____________ shares of Common Stock of GitLab Inc.
☐ Other method as permitted by the Plan and specifically approved by the Board or Committee, and described here:
_____________________________________________________________________________________

Dated:

GITLAB INC.

By:

Its:

NOTICE OF STOCK BONUS AWARD
GITLAB INC.
2021 EQUITY INCENTIVE PLAN
Unless otherwise defined herein, the terms defined in the GitLab Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Stock Bonus Award (the “Notice”) and the attached Stock Bonus Award Agreement (the “Stock Bonus Agreement”).
You have been granted an award of Shares under the Plan (the “Stock Bonus Award”) subject to the terms and conditions of the Plan, this Notice and the attached Stock Bonus Agreement.

Name:

Address:

Number of Shares:

Date of Grant:

Fair Market Value on Date of Grant:
This Notice may be executed and delivered electronically, whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By accepting the Stock Bonus Award, you consent to the electronic delivery and acceptance as further set forth in the Stock Bonus Agreement. You understand that your employment or consulting relationship with the Company or a Parent or Subsidiary is for an unspecified duration and can be terminated at any time, and that nothing in this Notice, the Stock Bonus Agreement or the Plan changes the nature of that relationship. By accepting this Stock Bonus Award, you and the Company agree that this Stock Bonus Award is granted under and governed by the terms and conditions of the Plan, the Notice and the Stock Bonus Agreement.

PARTICIPANT	GITLAB INC.

Signature:	By:

Date:	Its:

STOCK BONUS AWARD AGREEMENT
GITLAB INC.
2021 EQUITY INCENTIVE PLAN
You have been granted a Stock Bonus Award (“Stock Bonus Award”) by GitLab Inc. (the “Company”), subject to the terms, restrictions and conditions of the Company’s 2021 Equity Incentive Plan (the “Plan”), the Notice of Stock Bonus Award (the “Notice”) and this Stock Bonus Award Agreement (this “Agreement”).

1. Issuance. Your Stock Bonus Award shall be issued in Shares, and the Company’s transfer agent shall record ownership of such Shares in your name as soon as reasonably practicable.
2. No Stockholder Rights. Unless and until you are recorded as the holder of such Shares on the stock records of the Company and its transfer agent, you shall have no right to dividends or to vote Shares.
3. Restrictions on Resale. By signing this Agreement, you agree not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as you are providing Service to the Company or a Subsidiary of the Company.
4. Tax Consequences. YOU SHOULD CONSULT A TAX ADVISER BEFORE ACQUIRING THE SHARES IN THE JURISDICTION IN WHICH YOU ARE SUBJECT TO TAX. Shares shall not be issued under this Agreement unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the acquisition of Shares.
5. Responsibility for Taxes. Regardless of any action the Company or, if different, your employer (the “Employer”) takes with respect to any or all applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items (the “Tax-Related Items”) related to your participation in the Plan and legally applicable to you, you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Employer. You further acknowledge that the Company and the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Stock Bonus Award, including the grant of the Stock Bonus Award, the issuance of the Shares subject to the Stock Bonus Award, the subsequent sale of such Shares and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the Stock Bonus Award to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. You acknowledge that if you are subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
The Company will only recognize you as a record holder of Shares subject to the Stock Bonus Award if you have paid or made, prior to any relevant taxable or tax withholding event, as applicable, adequate arrangements satisfactory to the Company and/or the Employer to satisfy any withholding obligation the Company and/or the Employer may have for Tax-Related Items. In this regard, you authorize the Company and/or the Employer, and their respective agents, at their discretion, to withhold all applicable Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer or by one or a combination of the following methods: (a) payment by you to the Company or the Employer of an amount equal to the Tax-Related Items in cash, (b) having the Company withhold Shares subject to the Stock Bonus Award having a value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned Shares having a value equal to the Tax-Related Items to be withheld, (d) withholding from proceeds of the sale of the Shares subject to the Stock Bonus Award either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf and you hereby authorize such sale pursuant to this authorization), or (e) any other arrangement approved by the Company and permissible under applicable law; in all cases, under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided, however, that if you are a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be a mandatory sale under (d) above (unless the Committee shall establish an alternate method prior to the taxable or withholding event). You shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or the issuance of Shares subject to this Stock Bonus Award that cannot be satisfied by the means previously described.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum applicable rate in which case you may receive a refund of any over-withheld amount in cash and will have no entitlement to the Shares subject to the Stock Bonus Award that would otherwise be issued to you. If the obligation for Tax-Related Items is satisfied by withholding in Shares subject to the Stock Bonus Award that would otherwise be issued to you, for tax purposes, you are deemed to have been issued the full number of such Shares, notwithstanding that a number of the such Shares are held back solely for the purpose of paying the Tax-Related Items.
Finally, you acknowledge that the Company has no obligation to deliver Shares subject to the Stock Bonus Award to you until you have satisfied the obligations in connection with the Tax-Related Items as described in this Section.
6. Acknowledgement. The Company and you agree that the Stock Bonus Award is granted under and governed by the Notice, this Agreement and the provisions of the Plan (incorporated herein by reference). You: (i) acknowledge receipt of a copy of the Plan and the Plan prospectus, (ii) represent that you have carefully read and are familiar with their provisions and the provisions of the Notice and this Agreement, and (iii) hereby accept the Stock Bonus Award subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and the Stock Bonus Award.
7. Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
8. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and you with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s common stock may be listed or quoted at the time of such issuance or transfer. The Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company.
9. Stop Transfer Orders.
(a) Stop-Transfer Notices. You agree that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(b) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
10. Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from the Plan, the Notice and this Agreement, the parties hereby submit and consent to litigation in the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California in San Francisco County, California or the federal courts of the United States for the Northern District of California and no other courts.
10. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate of the Company, to terminate your Service, for any reason, with or without Cause.
11. Consent to Electronic Delivery and Acceptance of All Plan Documents and Disclosures. By acceptance of this Stock Bonus Award, you consent to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Stock Bonus Award. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost if you contact the Company by telephone, through a postal service or electronic mail at [insert email]. You further acknowledge that you will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, you understand that you must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. You agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. Also, you understand that your consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if you have provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at [insert email]. Finally, you understand that you are not required to consent to electronic delivery.

12. Award Subject to Company Clawback or Recoupment. To the extent permitted by applicable law, the Stock Bonus Award shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or the Committee or required by law during the term of your employment or other Service that is applicable to you. In addition to any other remedies available under such policy, applicable law may require the cancellation of your Stock Bonus Award and the recoupment of any gains realized with respect to your Stock Bonus Award.
BY ACCEPTING THE STOCK BONUS AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

GITLAB INC.
SUB-PLAN TO THE 2021 EQUITY INCENTIVE PLAN
FOR ISRAELI PARTICIPANTS

1.    General
    1.1    This Sub-Plan (the “Sub-Plan”) shall apply only to Participants who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for tax purposes (collectively, “Israeli Participants”). The provisions specified hereunder shall form an integral part of the “GitLab Inc. 2021 Equity Incentive Plan” (the “Plan”), which applies to the grant of Awards.
    1.2    This Sub-Plan is to be read as a continuation of the Plan and only modifies the terms of Awards granted to Israeli Participants so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of the Israeli Tax Ordinance (as defined below), as may be amended or replaced from time to time. For the avoidance of doubt, this Sub-Plan does not add to or modify the Plan in respect of any other category of Participants.
    1.3    The Plan and this Sub-Plan are complimentary to each other and shall be deemed as one. In any case of contradiction with respect to Awards granted to Israeli Participants, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions set out in this Sub-Plan shall prevail.
    1.4    Any capitalized term not specifically defined in this Sub-Plan shall be construed according to the definition or interpretation given to it in the Plan.
2.    Definitions
“102 Award” means a grant of an Award to an Israeli taxpayer Employee (including a director or other office holder of the Company’s Israeli resident Affiliate), other than to a Controlling Shareholder, pursuant to the provisions of Section 102 of the Tax Ordinance, the 102 Rules, and any other regulations, rulings, procedures or clarifications promulgated thereunder, or under any other section of the Tax Ordinance that will be relevant for such issuance in the future.
“102(c) Award” means a 102 Award that will not be subject to a Taxation Route, as detailed in Section 102(c) of the Tax Ordinance.
“3(i) Award” means a grant of an Award (but not including a Restricted Stock Award) to an Israeli taxpayer Consultant, contractor or a Controlling Shareholder of the Company pursuant to the provisions of Section 3(i) of the Tax Ordinance and the rules and regulations promulgated thereunder, or any other section of the Tax Ordinance that will be relevant for such issuance in the future.
“Affiliate” for the purpose of grants made under this Sub-Plan, means any Affiliate (as such term is defined in the Plan) that is an “employing company” within the meaning of Section 102(a) of the Tax Ordinance.
“Beneficial Participant” means the Participant for the benefit of whom the Trustee holds an Award, or the underlying Shares thereof, in Trust (or if such Award or Shares are subject to a supervisory trustee arrangement if approved by the ITA).
“Capital Gains Route” means the capital gains tax route under Sections 102(b)(2) and 102(b)(3) of the Tax Ordinance.
“Controlling Shareholder” means a “controlling shareholder” of the Company, as such term is defined in Section 32(9)(a) of the Tax Ordinance.
“ITA” means the Israel Tax Authority.
“Minimum Trust Period” means the minimum period of time required under a Taxation Route for Awards and/or exercised Shares to be held in Trust (or subject to a supervisory trustee arrangement if approved by the ITA) in order for the Beneficial Participant to enjoy to the fullest extent the tax benefits afforded under such Taxation Route, as prescribed at any time by Section 102 of the Tax Ordinance.
“Ordinary Income Route” means the ordinary income route under Section 102(b)(1) of the Tax Ordinance.
“Rights” means rights issued in respect of exercised Shares, including bonus shares.
“102 Rules” means the Israeli Income Tax Rules (Tax Relief in Issuance of Shares to Employees), 2003.

“Taxation Route” means each of the Ordinary Income Route or the Capital Gains Route.
“Tax Ordinance” means the Israeli Income Tax Ordinance [New Version], 1961, as amended.
“Trust” means the holding of an Award or exercised Share by the Trustee in Trust for the benefit of the Beneficial Participant, pursuant to the instructions of a Taxation Route.
“Trustee” means a trustee designated by the Committee in accordance with the provisions of Section 3 below and, with respect to 102 Awards, approved by the ITA.
3.    Administration:
    3.1    Subject to the general terms and conditions of the Plan, the Tax Ordinance, and any other applicable laws and regulations, the Committee shall have the full authority in its discretion, from time to time and at any time, to determine:
        (a)    With respect to grants of 102 Awards - whether the Company shall elect the Ordinary Income Route or the Capital Gains Route for grants of 102 Awards, and the identity of the Trustee who shall be granted such 102 Awards in accordance with the provisions of the Plan and the then prevailing Taxation Route.
            In the event the Committee determines that the Company shall elect one of the Taxation Routes for grants of 102 Awards, all grants of 102 Awards made following such election, shall be subject to the elected Taxation Route and the Company shall be entitled to change such election only following the lapse of one year from the end of the tax year in which 102 Awards are first granted under the then prevailing Taxation Route or following the lapse of any shorter or longer period, if provided by law; and
        (b)    With respect to the grant of 102(c) and 3(i) Awards - whether or not such Awards shall be granted to a trustee in accordance with the terms and conditions of the Plan, and the identity of the trustee who shall be granted such Awards in accordance with the provisions of the Plan.
    3.2    Notwithstanding the aforesaid, the Committee may, from time to time and at any time, grant 102(c) Awards.
4.    Grant of Awards and Issuance of Shares:
     Subject to the provisions of the Tax Ordinance and applicable law:
        (a)    All grants of Awards to Israeli taxpayer Employees (including a director or other office holder of the Company’s Israeli resident Affiliate), other than to a Controlling Shareholder, shall be of 102 Awards; and
        (b)    All grants of Awards to Israeli Consultants, contractors or Controlling Shareholders of the Company shall be of 3(i) Awards.
5.    Trust:
    5.1    General.
        (a)    In the event Awards are deposited with a Trustee, the Trustee shall hold each such Award and any exercised Shares in Trust for the benefit of the Beneficial Participant (or such Award or Shares shall be subject to a supervisory trustee arrangement if approved by the ITA).
        (b)    In accordance with Section 102, the tax benefits afforded to 102 Awards (and any exercised Shares) in accordance with the Ordinary Income Route or Capital Gains Route, as applicable, shall be contingent upon the Trustee holding such 102 Awards for the applicable Minimum Trust Period.
(c)    With respect to 102 Awards granted to the Trustee, the following shall apply:
(i)    A Participant granted 102 Awards shall not be entitled to sell the exercised Shares or to transfer such exercised Shares (or such 102 Awards) from the Trust prior to the lapse of the Minimum Trust Period; and
(ii)    Any and all Rights shall be issued to the Trustee and held thereby until the lapse of the Minimum Trust Period, and such Rights shall be subject to the Taxation Route which is applicable to such exercised Shares.

(d)    Notwithstanding the aforesaid, exercised Shares or Rights may be sold or transferred, and the Trustee may release such exercised Shares or Rights from Trust, prior to the lapse of the Minimum Trust Period, provided however, that tax is paid or withheld in accordance with Section 102 of the Tax Ordinance and Section 7 of the 102 Rules, and any other provision in any other section of the Tax Ordinance and any regulation, ruling, procedure and clarification promulgated thereunder, that will be relevant, from time to time.
(e)    The Company shall register the exercised Shares issued to the Trustee pursuant to the Plan, in the name of the Trustee for the benefit of the Israeli Participants, in accordance with any applicable laws, rules and regulations, until such time that such Shares are released from the Trust as herein provided.
If the Company shall issue any certificates representing exercised Shares deposited with the Trustee under the Plan, then such certificates shall be deposited with the Trustee, and shall be held by the Trustee until such time that such exercised Shares are released from the Trust as herein provided.
        (f)    Subject to the terms hereof, at any time after the Awards are exercised or vested, with respect to any exercised Shares the following shall apply:
            (i)    Upon the written request of any Beneficial Participant, the Trustee shall release from the Trust the exercised Shares issued, on behalf of such Beneficial Participant, by executing and delivering to the Company such instrument(s) as the Company may require, giving due notice of such release to such Beneficial Participant, provided, however, that the Trustee shall not so release any such exercised Shares to such Beneficial Participant unless the latter, prior to, or concurrently with, such release, provides the Trustee with evidence, satisfactory in form and substance to the Trustee, that payment of all taxes, if any, required to be paid upon such release has been secured.
            (ii)    Alternatively, subject to the terms hereof, upon the written instructions of the Beneficial Participant to sell any exercised Shares, the Company and/or the Trustee shall use their reasonable efforts to effect such sale and shall transfer such Shares to the purchaser thereof concurrently with the receipt of, or after having made suitable arrangements to secure, the payment of the proceeds of the purchase price in such transaction. The Company and/or the Trustee, as applicable, shall withhold from such proceeds any and all taxes required to be paid in respect of such sale, shall remit the amount so withheld to the appropriate tax authorities and shall pay the balance thereof directly to the Beneficial Participant, reporting to such Beneficial Participant the amount so withheld and paid to said tax authorities.
    5.2    Voting Rights. Unless determined otherwise by the Committee, as long as the Trustee holds the exercised Shares, the voting rights at the Company’s general meeting attached to such exercised Shares will remain with the Trustee. However, the Trustee shall not be obligated to exercise such voting rights at general meetings nor notify the Participant of any Shares held in the Trust, of any meeting of the Company’s shareholders.
        Without derogating from the above, with respect to 102 Awards, such Shares shall be voted in accordance with the provisions of Section 102 and any rules, regulations or orders promulgated thereunder.
    5.3    Dividends. Subject to any applicable law, tax ruling or guidelines of the ITA, as applicable, for so long as Shares deposited with the Trustee on behalf of a Beneficial Participant are held in Trust (or are subject to a supervisory trustee arrangement if approved by the ITA), the cash dividends paid or distributed with respect thereto shall be distributed directly to such Beneficial Participant, subject further to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102 of the Tax Ordinance, the 102 Rules and the regulations or orders promulgated thereunder.
    5.4    Bonus Shares. If the Company distributes bonus shares to all its shareholders and the date of distribution of such bonus shares or the record date for determining the right to receive such bonus shares is after the date on which exercised Shares are registered in the name of the Trustee for the Beneficial Participant, the Company will transfer to the Trustee the type of bonus shares and such number of bonus shares calculated according to the number of exercised Shares then-registered in the name of the Trustee for the benefit of the Beneficial Participant on the date of the distribution or the record date (as applicable), and the Trustee will hold the bonus shares in Trust for the Beneficial Participants (or they shall be subject to a supervisory trustee arrangement if approved by the ITA). In the event exercised Shares have been transferred from the Trustee to a Beneficial Participant and/or sold by the Company or the Trustee at the Beneficial Participant’s request between the record date for determining the right to receive such bonus shares and the date of distribution of the bonus shares, the Company will transfer bonus shares in respect of such Shares directly to such Beneficial Participant. Each such Participant will be entitled to Shares in the same number and class to which he/she would have been entitled had the Shares been held by him/her prior to the record date for determining the right to receive the bonus shares.

    5.5    Notice of Exercise. With respect to a 102 Award held in the Trust, a copy of any notice of exercise shall be provided to the Trustee, in such form and method as may be determined by the Trustee in accordance with the requirements of Section 102 of the Tax Ordinance.
6.    Notice of Grant:
    6.1    The notice of grant shall state, inter alia, whether the Awards granted to Israeli Participants are 102 Awards (and in particular whether the 102 Awards are granted under the Ordinary Income Route, the Capital Gains Route or as 102(c) Awards), or 3(i) Awards. Each notice of grant evidencing a 102 Award shall be subject to the provisions of the Tax Ordinance applicable to such awards.
    6.2    Furthermore, each Participant of a 102 Award under a Taxation Route shall be required: (i) to execute a declaration stating that he or she is familiar with the provisions of Section 102 of the Tax Ordinance and the applicable Taxation Route; and (ii) to undertake not to sell or transfer the Awards and/or the exercised Shares prior to the lapse of the applicable Minimum Trust Period, unless he or she pays all taxes that may arise in connection with such sale and/or transfer.
7.    Corporate Transaction:
    In the event of a Corporate Transaction described in Section 21 of the Plan, with respect to Shares held in Trust (including Shares that are subject to a supervisory trustee arrangement if approved by the ITA), the following procedure will be applied: the Trustee will transfer the Shares held in Trust and sign any document in order to effectuate the transfer of Shares, including share transfer deeds, provided, however, that the Trustee receives a notice from the Board, specifying that: (i) all or substantially all of the issued outstanding share capital of the Company is to be sold, and therefore the Trustee is obligated to transfer the Shares held in Trust under the provisions of Section 21 of the Plan; and (ii) the Company is obligated to withhold at the source all taxes required to be paid upon release of the Shares from the Trust and to provide the Trustee with evidence, satisfactory to the Trustee, that such taxes indeed have been paid; and (iii) the Company is obligated to transfer the consideration for the Shares (less applicable tax and compulsory payments) directly to the Participants. With respect to this Section, in any case of contradiction with respect to Awards granted to Israeli Participants, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions set out in the Plan shall prevail.
8.    Limitations of Transfer:
    In addition to the provisions of Section 14 of the Plan, as long as Awards and/or Shares are held by the Trustee on behalf of the Participant, all rights of the Participant over the Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or pursuant to the laws of descent and distribution.
9.    Taxation:
9.1    Without derogating from the provisions of Section 13 of the Plan, the provisions of Section 13 of the Plan shall apply also to actions taken by the Trustee. Accordingly, without derogating from the provisions of Section 13 of the Plan, the Participant shall indemnify the Trustee and hold it harmless against and from any and all liability for any such Tax-Related Items, including without limitation, monetary liabilities relating to the necessity to withhold, or to have withheld, any such Tax from any payment made to the Participant. In addition, the Company does not represent or undertake that an Award shall qualify for or comply with the requisites of any particular tax treatment (such as the Capital Gains Route), nor shall the Company, its Affiliates, the Trustee or their assignees or successors be required to take any action for the qualification of any Award under such tax treatment.
9.2    The Trustee shall not be required to release any Share (or Share certificate) to a Participant until all required payments with respect to Tax-Related Items have been fully made or secured. With respect to Awards granted under the Capital Gains Route, the provisions of Section 102(b)(3) of the Tax Ordinance shall apply with respect to the Israeli tax rate applicable to such Awards.
9.3    With regards to 102 Awards, any provision of Section 102 of the Tax Ordinance, the 102 Rules and the regulations or orders promulgated thereunder, which is necessary in order to receive and/or to preserve any tax treatment pursuant to Section 102 of the Tax Ordinance, which is not expressly specified in the Plan or in this Sub-Plan, shall be considered binding upon the Company and the Israeli Participant. Should any provision in the Plan and/or the Sub-Plan disqualify the Plan and/or the Sub-Plan and/or any Award granted under the Capital Gains Route from the beneficial tax treatment pursuant to the provisions of Section 102, such provision shall not apply to such Awards and the underlying Shares unless the ITA provides approval of compliance with Section 102.
9.    To avoid doubt: (i) notwithstanding anything to the contrary in the Plan, including without limitation Sections 11 and 17 thereof, payment upon exercise or purchase of Awards granted under the Capital Gains Route may only be paid by cash or check, and not by cancellation of indebtedness, surrender of Shares, promissory notes, waiver of compensation, reduction of Shares pursuant to a cashless exercise or net exercise or other forms of payment, unless and to the extent permitted under Section 102 and as authorized by the ITA (as applicable); (ii) notwithstanding anything to the contrary in the Plan, early exercise provisions shall not apply to 102 Awards; (iii) notwithstanding anything to the contrary in the Plan, including without limitation Sections 2.6, 15.1 and 18 thereof, certain adjustments and amendments to the terms of 102 Awards, including pursuant to recapitalization events, dividend equivalents, share exchange programs, repricings, dividend adjustments and so forth, may disqualify the Awards from benefitting from the tax benefits under the Capital Gains Route, unless and to the extent permitted under Section 102 and as authorized by the ITA or the prior approval of the ITA is obtained (as applicable); (iv) notwithstanding anything to the contrary in the Plan, Awards granted under the Capital Gains Route as Performance Awards must include objective milestones as the Performance Factors and must clearly define the maximum number of Shares to be issued upon vesting of the Award; (v) notwithstanding anything to the contrary in the Plan, Stock Appreciation Rights may not be granted as Awards granted under the Capital Gains Route unless permitted under Section 102 and as authorized by the ITA (as applicable); (vi) notwithstanding anything to the contrary in the Plan, the Company and/or the Trustee may require actual written signatures on certain documents for compliance with Section 102 requirements; (vii) notwithstanding anything to the contrary in the Plan, including without limitation Section 27 thereof, implementation of a clawback or recoupment policy with respect to Awards granted under the Capital Gains Route is subject to compliance with the requirements of Section 102; and (viii) notwithstanding anything to the contrary in the Plan, Awards granted under the Capital Gains Route may only be settled in Shares and not in cash.
9.5    In the event a 102(c) Award is granted to a Participant, if the Participant’s employment or service is terminated, for any reason, such Participant shall provide the Company, to its full satisfaction, with a guarantee or collateral securing the future payment of all Taxes required to be paid upon the sale of the exercised Shares received upon exercise of such 102(c) Award, all in accordance with the provisions of Section 102 of the Tax Ordinance, the 102 Rules and the regulations or orders promulgated thereunder.
10.    Termination of Service:
    It is hereby clarified that the termination of Service of an Israeli Participant who is an Employee shall mean the termination of the employee-employer relationship between the Israeli Participant and the Company or its Israeli resident Affiliate.
GITLAB INC.
2021 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD [IN EXCHANGE FOR STOCK OPTIONS]
FOR ISRAELI PARTICIPANT UNDER CAPITAL GAINS ROUTE

You (the “Participant”) have been granted an award of Restricted Stock Units (“RSUs”) under the GitLab Inc. (the “Company”) 2021 Equity Incentive Plan, the Sub-Plan to the 2021 Equity Incentive Plan for Israeli Participants (the “Sub-Plan” and jointly with the 2021 Equity Incentive Plan, the “Plan”, except where the context otherwise requires) subject to the terms and conditions of the Plan, this Global Notice of Restricted Stock Unit Award (this “Notice”), and the attached Global Restricted Stock Unit Award Agreement (the “Agreement”), including any applicable country-specific provisions in the appendix attached hereto (the “Appendix”), which constitutes part of the Agreement, Section 102(b) of the “Tax Ordinance”, the “102 Rules”, the trust agreement entered into between the “Trustee” and the Company and/or its “Affiliate” (the “Trust Agreement”), any applicable “ITA” (each as defined in the Sub-Plan) rulings or guidelines and the Company procedures in connection with the grant of RSUs.
The grant of the RSUs pursuant to this Agreement is made in exchange for Participant’s stock options, as set forth in the Optionholder Acknowledgement letter entered into between the Company and Participant (“Optionholder Acknowledgement”) and in the Share Purchase Agreement (as defined in the Optionholder Acknowledgement).
Unless otherwise defined herein, the terms defined in the Plan will have the same meanings in this Notice and the electronic representation of this Notice established and maintained by the Company or a third party designated by the Company.
Name:
Address:
Grant Number:

Number of RSUs:
Type of RSUs:    Award granted under Capital Gains Route (as defined in the Sub-Plan)
Date of Grant:
Employment Start Date:
Expiration Date:    The earlier to occur of: (a) the date on which settlement of all RSUs granted hereunder occurs, and (b) the tenth anniversary of the Date of Grant. This RSU expires earlier if Participant’s Service terminates earlier, as described in the Agreement.
Vesting Schedule:     Subject to the limitations set forth in this Notice, the Plan, and the Agreement, the RSUs will vest in accordance with the following schedule: For so long as Participant provides continuous Service through each applicable date, (i) twelve and one-half percent (12.5%) of the RSUs subject to this award will vest on the first Vesting Date following the six-month anniversary of Participant’s Employment Start Date (the “First Vesting Date”), and (ii) an additional 6.25% of the RSUs will vest on each third Vesting Date following the First Vesting Date. For purposes of this paragraph, a “Vesting Date” is the fifteenth (15th) of the middle month of each fiscal quarter.
By accepting (whether in writing, electronically or otherwise) the RSUs, Participant acknowledges and agrees to the following:

1)Participant understands that Participant’s Service is for an unspecified duration, can be terminated at any time, except where otherwise prohibited by applicable law, and that nothing in this Notice, the Agreement, or the Plan changes the nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice is subject to Participant’s continuing Service. To the extent permitted by applicable law, Participant agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Participant’s Service status changes between full- and part-time and/or in the event the Participant is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of Awards or as determined by the Committee.
2)This grant is made under and governed by the Plan, the Agreement, and this Notice, and this Notice is subject to the terms and conditions of the Agreement and the Plan, both of which are incorporated herein by reference, Sections 102(b)(2) and 102(b)(3) of the Tax Ordinance, the 102 Rules, the Trust Agreement, any applicable ITA rulings or guidelines and the Company procedures in connection with the grants of RSUs. Participant has read the Notice, the Agreement, and the Plan, and the Trust Agreement has been provided to Participant or made available for Participant’s review.
3)Participant agrees that the RSUs and/or the underlying Shares shall be issued to the Trustee (or shall be subject to a supervisory trustee arrangement if approved by the ITA) to hold on Participant’s behalf pursuant to the terms of the Tax Ordinance, the 102 Rules and the Trust Agreement. Furthermore, Participant confirms that Participant is familiar with the terms and provisions of Section 102(b) of the Tax Ordinance, particularly the Capital Gains Route described therein (i.e., Sections 102(b)(2) and 102(b)(3) of the Tax Ordinance, and Participant agrees that Participant shall not require the Trustee to release the RSUs or Shares to Participant, or to transfer or sell the RSUs or Shares to a third party during the Minimum Trust Period, as set forth in the Sub-Plan, unless Participant pays all applicable tax with respect to such transfer or sale, subject to the provisions applicable law.
4)Participant has read the Company’s Insider Trading Policy, and agrees to comply with such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities.
5)By accepting the RSUs, Participant consents to electronic delivery and participation as set forth in the Agreement.

PARTICIPANT    GITLAB INC.

Signature:             By:
Print Name:             Its:

By providing an additional signature below, Participant declares that he or she expressly agrees with the data processing practices described in Section 9 of the RSU Agreement (the “Data Privacy Section”) and consents to the collection, processing and use of Data (as defined in the Data Privacy Section) by the Company and the transfer of Data to the recipients mentioned in the Data Privacy Section, including recipients located in countries which do not provide an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described in the Data Privacy Section. Participant understands that, as a condition of receiving this award of RSUs, Participant must provide his or her signature below, otherwise the Company may forfeit this award of RSUs. Participant understands that he or she may withdraw consent at any time with future effect for any or no reason as described in the Data Privacy Section.
Participant:
Participant Signature:
Participant’s Name:

GITLAB INC.
2021 EQUITY INCENTIVE PLAN
GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined in this Global Restricted Stock Unit Award Agreement (this “Agreement”), any capitalized terms used herein will have the same meaning ascribed to them in the GitLab Inc. 2021 Equity Incentive Plan (the “Plan”).
Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions, and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”), and this Agreement, including any applicable country-specific provisions in the appendix attached hereto (the “Appendix”), which constitutes part of this Agreement. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of the Notice or this Agreement, the terms and conditions of the Plan will prevail.
1.Settlement. Settlement of RSUs shall be made in the same calendar year as the applicable date of vesting under the vesting schedule set forth in the Notice; provided, however, that if a vesting date under the vesting schedule set forth in the Notice occurs in December, then settlement of any RSUs that vest in December shall be made within 30 days of vesting. Settlement of RSUs shall be in Shares. Settlement means the delivery to Participant of the Shares vested under the RSUs. No fractional RSUs or rights for fractional Shares will be created pursuant to this Agreement.
2.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant will have no ownership of the Shares allocated to the RSUs and will have no rights to dividends or to vote such Shares.
3.Dividend Equivalents. Dividend equivalents, if any (whether in cash or Shares), will not be credited to Participant, except as permitted by the Committee.
4.Non-Transferability of RSUs. The RSUs and any interest therein will not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or court order or unless otherwise permitted by the Committee on a case-by-case basis.
5.Termination; Leave of Absence; Change in Status. If Participant’s Service terminates for any reason, all unvested RSUs will be forfeited to the Company immediately, and all rights of Participant to such RSUs automatically terminate without payment of any consideration to Participant. Participant’s Service will be considered terminated as of the date Participant is no longer providing services (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any) and will not, subject to the laws applicable to Participant’s Award, be extended by any notice period mandated under local laws (e.g., Service would not include a period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any). Participant acknowledges and agrees that the Vesting Schedule may change prospectively in the event Participant’s service status changes between full- and part-time status and/or in the event Participant is on an approved leave of absence in accordance the Company’s policies relating to work schedules and vesting of awards or as determined by the Committee. Participant acknowledges that the vesting of the Shares pursuant to this Notice and Agreement is subject to Participant’s continued Service. In case of any dispute as to whether termination of Service has occurred, the Committee will have sole discretion to determine whether such termination of Service has occurred and the effective date of such termination (including whether Participant may still be considered to be providing services while on an approved leave of absence).

6.Taxes.
a.Responsibility for Taxes. Participant acknowledges that, to the extent permitted by applicable law, regardless of any action taken by the Company or, if different, a Parent, Subsidiary or Affiliate employing or retaining Participant (the “Service Recipient”), the ultimate liability for all applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items (“Tax-Related Items”) related to Participant’s participation in the Plan and legally applicable to Participant is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient, if any. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs and the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. PARTICIPANT SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH PARTICIPANT RESIDES OR IS SUBJECT TO TAXATION.
b.Withholding. Prior to any relevant taxable or tax withholding event, to the extent permitted by applicable law and as applicable, Participant agrees to make arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any withholding obligations for Tax-Related Items by one or a combination of the following:
(1)withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient; or
(2)withholding from proceeds of the sale of Shares acquired upon settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization and without further consent);
(3)withholding Shares to be issued upon settlement of the RSUs, provided the Company only withholds the number of Shares necessary to satisfy no more than the maximum applicable statutory withholding amounts;
(4)Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or
(5)any other arrangement approved by the Committee and permitted under applicable law;
all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be a mandatory sale (unless the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish an alternate method prior to the taxable or withholding event).
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory rate for Participant’s tax jurisdiction(s) in which case Participant will have no entitlement to the equivalent amount in Shares and will receive a refund of any over-withheld amount in cash in accordance with applicable law. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Service Recipient. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of satisfying the withholding obligation for Tax-Related Items.
Finally, Participant agrees to pay to the Company and/or the Service Recipient any amount of Tax-Related Items that the Company and/or the Service Recipient may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company has no obligation to deliver Shares or proceeds from the sale of Shares to Participant until Participant has satisfied the obligations in connection with the Tax-Related Items as described in this Section.
7.Nature of Grant. By accepting the RSUs, Participant acknowledges, understands and agrees that:
a.the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
b.the grant of the RSUs is exceptional, voluntary, and occasional, and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past;
c.all decisions with respect to future RSUs or other grants, if any, will be at the sole discretion of the Company;
d.Participant is voluntarily participating in the Plan;
e.the RSUs and Participant’s participation in the Plan will not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company or the Service Recipient and will not interfere with the ability of the Company or the Service Recipient, as applicable, to terminate Participant’s employment or service relationship (if any);
f.the RSUs and the Shares subject to the RSUs, and the income and value of same, are not intended to replace any pension rights or compensation;
g.the RSUs and the Shares subject to the RSUs, and the income and value of same, are not part of normal or expected compensation for purposes of, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement, or welfare benefits or similar payments;
h.unless otherwise agreed with the Company, the RSUs, and the Shares subject to the RSUs, and the income and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Parent, Subsidiary, or Affiliate;
i.the future value of the underlying Shares is unknown, indeterminable, and cannot be predicted with certainty;
j.no claim or entitlement to compensation or damages will arise from forfeiture of the RSUs resulting from Participant’s termination of Service (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and in consideration of the grant of the RSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Service Recipient, the Company, and any Parent, Subsidiary or Affiliate; waives his or her ability, if any, to bring any such claim; and releases the Service Recipient, the Company, and any Parent, Subsidiary, or Affiliate from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant will be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;
k.unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares; and
l.neither the Company, the Service Recipient nor any Parent or Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement.
8.No Advice Regarding Grant. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant acknowledges, understands and agrees he or she should consult with his or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
9.Data Privacy.
a.Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about Participant, including, but not limited to, Participant’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Awards granted under the Plan or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the legitimate purpose of implementing, administering and managing the Plan. Where required, the legal basis for the collection and processing of Data is Participant’s consent.
b.Stock Plan Administration and Service Providers. Participant understands that the Company may transfer Data to E*TRADE or another third-party stock plan administrator/broker (“Service Provider”), which assists the Company, presently or in the future, with the implementation, administration and management of the Plan. Participant may be asked to agree on separate terms and data processing practices with the Service Provider, with such agreement being a condition to the ability to participate in the Plan. Where required, the legal basis for the transfer of Data to the Service Provider is Participant’s consent.
c.International Data Transfers. The Company is, and the Service Provider may be based in the United States. Participant’s country or jurisdiction may have different data privacy laws and protections than the United States. Where required, the Company’s legal basis for the transfer of Data is Participant’s consent.
d.Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities and labor laws. This may mean Data is retained until after Participant’s Service ends.
e.Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and Participant is providing the consents herein on a voluntary basis. Participant understands that Participant may request to stop the transfer and processing of Participant’s Data for purposes of Participant’s participation in the Plan and that Participant’s compensation from or Service with the Service Recipient will not be affected. The only consequence of refusing or withdrawing consent is that the Company would not be able to allow Participant to participate in the Plan. Participant understands that Participant’s Data will still be processed in relation to his or her Service for record-keeping purposes.
f.Data Subject Rights. Participant may have a number of rights under data privacy laws in Participant’s jurisdiction. Depending on where Participant is based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) lodge complaints with competent authorities in Participant’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, Participant can contact Participant’s local human resources representative.

10.Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Agreement. Furthermore, if Participant has received this Agreement or any other document related to the RSU and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
11.Appendix. Notwithstanding any provisions in this Agreement, the RSUs will be subject to any special terms and conditions set forth in any appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
12.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
13.Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement, and the Plan (incorporated herein by reference). Participant: (a) acknowledges receipt of a copy of the Plan and the Plan prospectus, (b) represents that Participant has carefully read and is familiar with their provisions, and (c) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
14.Entire Agreement; Enforcement of Rights. This Agreement, the Plan, and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments, or negotiations concerning the purchase of the Shares hereunder are superseded. No adverse modification of or adverse amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties to this Agreement (which writing and signing may be electronic). The failure by either party to enforce any rights under this Agreement will not be construed as a waiver of any rights of such party.
15.Compliance with Laws and Regulations. The issuance of Shares and the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal, local and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Common Stock with any state, federal, or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company will have unilateral authority to amend the Plan and this RSU Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this RSU Agreement will be endorsed with appropriate legends, if any, determined by the Company.
16.Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision will be excluded from this Agreement, (b) the balance of this Agreement will be interpreted as if such provision were so excluded and (c) the balance of this Agreement will be enforceable in accordance with its terms.

17.Governing Law and Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed, and interpreted in accordance with the laws of the State of Delaware, without giving effect to such state’s conflict of laws rules.
Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Agreement, will be brought and heard exclusively in the United States District Court for the District of Northern California or the San Francisco Superior Court. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning, or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning, or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.
18.No Rights as Employee, Director or Consultant. Nothing in this Agreement shall create a right to employment or other Service or be interpreted as forming or amending an employment, service contract or relationship with the Company and this Agreement shall not affect in any manner whatsoever any right or power of the Company, or a Parent, Subsidiary or Affiliate, to terminate Participant’s Service, for any reason, with or without Cause.
19.Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s acceptance of the Notice (whether in writing or electronically), Participant and the Company agree that the RSUs are granted under and governed by the terms and conditions of the Plan, the Notice, and this Agreement. Participant has reviewed the Plan, the Notice, and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and Agreement, and fully understands all provisions of the Plan, the Notice, and this Agreement. Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice, and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address. By acceptance of the RSUs, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements), or other communications or information related to the RSUs and current or future participation in the Plan. Electronic delivery may include the delivery of a link to the Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail, or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service, or electronic mail to stockadmin@gitlab.com. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service, or electronic mail to stockadmin@gitlab.com. Finally, Participant understands that Participant is not required to consent to electronic delivery if local laws prohibit such consent.
20.Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, depending on Participant’s country of residence, the broker’s country, or the country in which the Shares are listed, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to, directly or indirectly, acquire or sell the Shares or rights to Shares under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in or regulations in the applicable jurisdiction). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before possessing the inside information. Furthermore, Participant may be prohibited from (i) disclosing the inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions and understands that Participant should consult his or her personal legal advisor on such matters. In addition, Participant acknowledges that he or she read the Company’s Insider Trading Policy, and agrees to comply with such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities.
21.Foreign Asset/Account, Exchange Control and Tax Reporting. Participant may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of Shares or cash resulting from his or her participation in the Plan. Participant may be required to report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in Participant’s country and/or repatriate funds received in connection with the Plan within certain time limits or according to specified procedures. Participant acknowledges that he or she is responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult his or her personal legal and tax advisors on such matters.
22.Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this RSU Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment will not be made or commence until the earlier of (a) the expiration of the six (6) month period measured from Participant’s separation from service to the Service Recipient or the Company, or (b) the date of Participant’s death following such a separation from service; provided, however, that such deferral will only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this RSU Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment will be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
23.Award Subject to Company Clawback or Recoupment. To the extent permitted by applicable law, the RSUs will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other Service that is applicable to Participant. In addition to any other remedies available under such policy and applicable law, the Company may require the cancellation of Participant’s RSUs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s RSUs.
24.Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Participant hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration), except pursuant to a transfer for no consideration in accordance with Section 4 above, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided however that, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any Financial Industry Regulatory Authority rules, the restrictions imposed by this Section shall continue to apply until the end of the third trading day following the expiration of the fifteen (15)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond two hundred sixteen (216) days after the effective date of the registration statement.
BY ACCEPTING THIS AWARD OF RSUS, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

APPENDIX
GITLAB INC.
2021 EQUITY INCENTIVE PLAN
GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT

COUNTRY SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S.

Terms and Conditions
At such time as the Committee issues an RSU under the Plan to a Participant who resides and/or works outside of the United States, the Committee may adopt and include in this Appendix additional terms and conditions that govern such RSU. This Appendix forms part of the Agreement. Any capitalized term used in this Appendix without definition will have the meaning ascribed to it in the Notice, the Agreement or the Plan, as applicable.
If Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency between countries after the Date of Grant, the Company will, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances.
Notifications
This Appendix also includes information relating to exchange control, securities laws, foreign asset/account reporting and other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control, foreign asset/account reporting and other laws in effect in the respective countries as of August 2023, and February 2024 for Israel. Such laws are complex and change frequently. As a result, Participant should not rely on the information herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time that Participant vests in the RSUs, sells Shares acquired under the Plan or takes any other action in connection with the Plan.
In addition, the information is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.
Finally, if Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working and/or residing, or Participant transfers employment and/or residency after the Date of Grant, the information contained herein may not apply to Participant in the same manner.

ANGOLA
Notifications
Securities Law Information. The offer of RSUs is a private offer that is available only to Employees or other service providers of the Company or its Subsidiaries or Affiliates. The offer does not constitute a public offering of securities for purposes of Angolan securities law (Law No. 22/15, of 31 August 2015) and is not subject to prospectus or registration requirements under Angolan law.
Exchange Control Information. Angolan foreign exchange residents are required to obtain approval from the Angolan Central Bank prior to (i) acquiring securities of a foreign company, or (ii) opening or maintaining a foreign bank or brokerage account for purposes of holding such securities or any cash amounts realized under the Plan related to the securities.
Participant will be considered a foreign exchange resident in Angola if Participant (i) is an Angolan citizen, (ii) habitually resides in Angola, or (iii) is an Angolan citizen or resident who has left Angola, but who has left (or will leave) Angola for a period of less than one year for purposes of training, education or other reasons.
Participant is solely responsible for complying with applicable exchange control rules in Angola. Exchange control rules in Angola are complex and subject to change. Participant should consult his or her personal legal advisor to ensure compliance with the applicable requirements.
ARMENIA
There are no country-specific provisions.
ARGENTINA
Terms and Conditions
Nature of Award. This provision supplements Section 7 (“Nature of Grant”) of the Agreement:
In accepting the RSUs, Participant acknowledges and agrees that the RSUs are granted by the Company (not the his or her employer) in its sole discretion and that the value of the RSUs or any Shares acquired under the Plan shall not constitute salary or wages for any purpose under Argentine labor law, including, but not limited to, the calculation of (i) any labor benefits including, but not limited to, vacation pay, thirteenth-month salary, compensation in lieu of notice, annual bonus, disability, and leave of absence payments, etc., or (ii) any termination or severance indemnities or similar payments.
If, notwithstanding the foregoing, any benefits under the Plan are considered for purposes of calculating any termination or severance indemnities under Argentine labor law, Participant acknowledges and agrees that such benefits shall not accrue more frequently than on an annual basis.
Notifications
Securities Law Information. Neither the RSUs nor the underlying Shares are publicly offered or listed on any stock exchange in Argentina and, as a result, have not been and will not be registered with the Argentine Securities Commission (Comisión Nacional de Valores, “CNV”). Neither this nor any other offering material related to the RSUs nor the underlying Shares may be utilized in connection with any general offering to the public in Argentina. Argentine residents who acquire Shares under the Plan do so according to the terms of a private offering made from outside Argentina.
Exchange Control Information. Exchange control regulations in Argentina are subject to frequent change. It is Participant’s responsibility to comply with any and all Argentine currency exchange restrictions, approvals, and reporting requirements in connection with the RSUs. Participant should consult with a personal legal advisor to ensure compliance with the applicable requirements.

Foreign Asset/Account Reporting Information. If Participant is an Argentine tax resident, Participant must report any Shares acquired under the Plan and held by Participant on December 31 of each year on his or her annual tax return for that year. Participant should consult a personal legal advisor to ensure compliance with the applicable requirements.
AUSTRALIA
Notifications
Securities Law Information. This offer is being made under Division 1A, Part 7.12 of the Corporations Act 2001 (Cth). Please note that if Participant offers the Shares acquired under Plan for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant should obtain legal advice on Participant’s disclosure obligations prior to making any such offer.
AUSTRIA
Notifications
Exchange Control Information. If Participant holds Shares acquired under the Plan outside of Austria, he or she may be required to submit a report to the Austrian National Bank. An exemption applies if the value of the Shares does not meet or exceed EUR 5 million as of December 31 of any given year. If the former threshold is exceeded, quarterly reporting obligations are imposed, whereas if the latter threshold is exceeded, annual reporting obligations are imposed. The deadline for filing the annual report is January 31 of the following year.
When Participant sells Shares acquired under the Plan or receives a cash dividend, there may be exchange control obligations if the cash proceeds are held outside of Austria. If the transaction volume of all of Participant’s cash accounts abroad exceeds EUR 10 million, the movements and balances of all accounts (as of the last day of the month) must be reported monthly by the 15th day of the following month, on a prescribed form. If the transaction value of all cash accounts abroad is less than EUR 10 million, no reporting requirements apply.
BELARUS
Terms and Conditions
Settlement. This provision supplements Section 1 of the Agreement.
The Company reserves the right to force the immediate sale of the Shares to be issued upon vesting and settlement of the RSUs. If applicable, Participant agrees that the Company is authorized to instruct its broker to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization) and Participant expressly authorizes the Company’s broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of Shares at any particular price. Upon the sale of Shares, the Company agrees to pay Participant the cash proceeds from the sale of Shares, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items. Participant acknowledges that he or she is not aware of any material non-public information with respect to the Company or any securities of the Company as of the date of the Agreement.
Notifications
Exchange Control Information. Belarusian citizens or permanent residents may be required to repatriate any funds received in connection with the RSUs (e.g., proceeds from the sale of Shares acquired under the Plan) to Belarus. Participant is responsible for ensuring compliance with all exchange control laws in Belarus in connection with his or her participation in the Plan.

BELGIUM
Notifications
Foreign Asset/Account Reporting Information. Belgian residents are required to report any securities held (including Shares) or bank accounts opened outside Belgium in their annual tax return. In a separate report, Belgian residents are required to provide the National Bank of Belgium with the account details of any such foreign accounts (including the account number, bank name and country in which such account was opened). The forms to complete this report are available on the National Bank of Belgium website.
Stock Exchange Tax Notification. A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax likely will not apply when the RSUs vest, but likely will apply when Shares are sold. Participant should consult with a personal tax or financial advisor for additional details on Participant’s obligations with respect to the stock exchange tax.
Annual Securities Accounts Tax. If the value of securities held in a Belgian or foreign securities account exceeds EUR1 million, a new “annual securities accounts tax” applies. Belgian residents should consult with a personal tax advisor regarding the new tax.
BOSNIA & HERZEGOVINA
There are no country specific provisions.
BRAZIL
Terms and Conditions
Compliance with the Law. By accepting the RSUs, Participant acknowledges his or her agreement to comply with applicable Brazilian laws and to pay any and all applicable Tax-Related Items.
Nature of Award. This provision supplements Section 7 (“Nature of Grant”) of the Agreement:
By accepting the RSUs, Participant agrees that (i) Participant is making an investment decision and (ii) the value of the underlying Shares is not fixed and may increase or decrease over the vesting and holding periods without compensation to Participant.
Further, Participant acknowledges and agrees that, for all legal purposes, (i) any benefits provided to Participant under the Plan are unrelated to his or her employment or service; (ii) the Plan is not a part of the terms and conditions of Participant’s employment or service; and (iii) the income from Participant’s participation in the Plan, if any, is not part of his or her remuneration from employment or service.
Notifications
Exchange Control Information. Participant may be required to submit a declaration of assets and rights held outside Brazil to the Central Bank of Brazil. If the aggregate value of such assets and rights exceeds USD 1,000,000, the declaration is required on an annual basis. If the aggregate value of such assets and rights exceeds USD 100,000,000, the declaration is required on a quarterly basis. Assets and rights that must be reported include Shares acquired under the Plan. This requirement and the applicable thresholds are subject to change on an annual basis.
Tax on Financial Transaction (IOF). Payments to foreign countries and the repatriation of funds into Brazil and the conversion between the Brazilian Real and the United States Dollar associated with such fund transfers may be subject to the IOF (i.e., tax on financial transactions). Participant is solely responsible for complying with any applicable IOF arising from Participant’s participation in the Plan. Participant should consult with a personal tax advisor for additional details.
BULGARIA
Notifications

Foreign Asset/Account Reporting Information. Participant will be required to file statistical forms with the Bulgarian National Bank annually regarding his or her receivables in bank accounts abroad as well as securities held abroad (e.g., Shares acquired under the Plan) if the total sum of all such receivables and securities equals or exceeds BGN 50,000 as of the previous calendar year-end.  The reports are due by March 31. Participant should contact his or her bank in Bulgaria for additional information regarding these requirements.
CAMBODIA
Terms and Conditions
Settlement. Notwithstanding Section 1 of the Agreement, due to regulatory restrictions in Cambodia, Participant is not entitled to receive any Shares upon settlement of the RSUs. Instead, Participant will receive through local payroll a cash payment equal to the Fair Market Value of the Shares subject to the vested RSUs, subject to any obligation to satisfy Tax-Related Items. Any references to the issuance of Shares shall not apply to Participant.
CANADA
Terms and Conditions
Termination; Leave of Absence; Change in Status. The following provision supplements Section 5 (“Termination; Leave of Absence; Change in Status”) of the Agreement:
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, Participant’s right to vest in the RSUs, if any, will terminate effective as of the last day of the Participant’s minimum statutory notice period, but the Participant will not earn or be entitled to pro-rated vesting if the Vesting Date falls after the end of the Participant’s statutory notice period, nor will the Participant be entitled to compensation for lost vesting.
Data Privacy. The following provision supplements Section 9 (“Data Privacy”) for Participants resident in Quebec:
Participant authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company, any Subsidiary, and the administrator of the Plan to disclose and discuss the Plan with their advisors. Participant acknowledges and agrees that their personal information, including sensitive personal information, may be transferred or disclosed outside the Province of Quebec, including to the United States. Participant authorizes the Company and any Subsidiary to record such information and to keep such information in their employee file. Participant also acknowledges and authorizes the Company and other parties involved in the administration of the Plan to use technology for profiling purposes and to make automated decisions that may have an impact on Participant or the administration of the Plan.
Notifications
Securities Law Information. Participant is permitted to sell Shares acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed. The Shares are currently listed on the Nasdaq.
Foreign Asset/Account Reporting Information. Specified foreign property, including Shares acquired under the Plan and other rights to receive shares (e.g., RSUs) of a non-Canadian company held by a

Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the specified foreign property exceeds CAD 100,000 at any time during the year. Thus, such RSUs must be reported – generally at a nil cost – if the CAD 100,000 cost threshold is exceeded because other specified foreign property is held by Participant. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares. The ACB would ordinarily equal the fair market value of the shares at the time of acquisition, but if Participant owns other shares of the same company, this ACB may have to be averaged with the ACB of the other shares. Participant should consult with a personal advisor to ensure Participant complies with the applicable reporting obligations.
CHILE
Notifications
Securities Law Information. The offer of RSUs constitutes a private offering of securities in Chile effective as of the Date of Grant. This offer of RSUs is made subject to general ruling N° 336 of the Chilean Commission of the Financial Market (“CMF”). The offer refers to securities not registered at the Securities Registry or at the Foreign Securities Registry of the CMF and, therefore, such securities are not subject to the oversight of the CMF. Given that the RSUs are not registered in Chile, the Company is not required to provide public information about the RSUs or the Shares in Chile. Unless the RSUs and/or the Shares are registered with the CMF, a public offering of such securities cannot be made in Chile.
Exchange Control Information. Participant may receive foreign currency abroad as a result of the acquisition of Shares and freely decide whether to repatriate such currency to Chile or keep it abroad. However, if Participant repatriates currency, and such amounts exceed USD 10,000, the proceeds must be remitted using the formal exchange market. It is not necessary to convert the repatriated funds into Chilean currency. Participant is responsible for ensuring compliance with all exchange control laws in Chile in connection with his or her participation in the Plan.
Foreign Asset/Account Reporting Information. The Chilean Internal Revenue Service (the “CIRS”) requires all taxpayers to provide information annually regarding (i) the results of investments held abroad and (ii) any taxes paid abroad which taxpayers will use as a credit against Chilean income tax. The sworn statements disclosing this information (or Formularios) must be submitted electronically through the CIRS website, www.sii.cl, using Form 1929, which is due on July 1 each year.
COLOMBIA
Terms and Conditions
Nature of Award. This provision supplements Section 7 (“Nature of Grant”) of the Agreement:
By accepting the grant of the RSUs and pursuant to Article 128 of the Colombian Labor Code, Participant expressly acknowledges, understands and agrees that the RSUs and related benefits are granted by the Company entirely on a discretionary basis, do not exclusively depend upon Participant’s performance with the Service Recipient, and do not constitute a component of Participant’s “salary” for any legal purpose. Therefore, the RSUs and related benefits will not be included and/or considered for purposes of calculating any and all labor benefits, such as legal/fringe benefits, vacations, indemnities, payroll taxes, social insurance contributions and/or any other labor-related amount which may be payable, subject to any limitations as may be imposed under local law.
Notifications

Securities Law Information. The Shares are not and will not be registered with the Colombian registry of publicly traded securities (Registro Nacional de Valores y Emisores) and therefore the Shares may not be offered to the public in Colombia. Nothing in the Agreement should be construed as the making of a public offer of securities in Colombia.
Exchange Control Information. Investments in assets located outside Colombia (including Shares) are subject to registration with the Central Bank (Banco de la República), as foreign investments held abroad, regardless of value. In addition, all payments related to the liquidation of such investments must be transferred through the Colombian foreign exchange market (e.g., local banks), which includes the obligation of correctly completing and filing the appropriate foreign exchange form (declaración de cambio). Participant should consult with Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations Participant may have in connection with Participant’s participation in the Plan.
Foreign Asset/Account Reporting Information. An annual informative return must be filed with the Colombian Tax Office detailing any assets held abroad (including the Shares acquired under the Plan). If the individual value of any of these assets exceeds a certain threshold, each asset must be described (e.g., its nature and its value) and the jurisdiction in which it is located must be disclosed. Participant acknowledges that Participant personally is responsible for complying with this tax reporting requirement. Participant should consult with Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations Participant may have in connection with Participant’s participation in the Plan.
COSTA RICA
There are no country specific provisions.
CZECH REPUBLIC
Notifications
Exchange Control Information. The Czech National Bank (“CNB”) may require Participant to fulfill certain notification duties in relation to the RSUs and the opening and maintenance of a foreign account (e.g., may be required to report foreign direct investment, financial credits from abroad, investment in foreign securities and associated collections and payments). However, because exchange control regulations may change without notice, Participant should consult his or her personal legal advisor prior to the vesting of the RSUs and sale of Shares to ensure compliance with current regulations. It is Participant’s responsibility to comply with applicable Czech exchange control laws.
DENMARK
Terms and Conditions
Nature of Award. This provision supplements Section 7 (“Nature of Grant”) of the Agreement:
By accepting the RSUs, Participant acknowledges, understands and agrees that they relate to future services to be performed and are not a bonus or compensation for past services.
Stock Option Act. By participating in the Plan, Participant acknowledges having received an Employer Statement translated into Danish, which is being provided to comply with the Danish Stock Option Act (the “Act”). The Act applies only to “employees” as that term is defined in Section 2 of the Act. If Participant is a member of the registered management of a Subsidiary or Affiliate in Denmark or otherwise does not satisfy the definition of employee, Participant is not subject to the Act and the Employer Statement will not apply to Participant. The form which should be used to report these accounts can be obtained from a local bank.

Notifications
Foreign Asset/Account Reporting Information. Foreign bank and brokerage accounts and deposits and shares held in such accounts must be reported on the annual tax return under the section on foreign affairs and income.
DOMINICAN REPUBLIC
There are no country-specific provisions.
ECUADOR
There are no country-specific provisions.
EGYPT
Notifications
Exchange Control Information. If Participant has a permanent domicile in Egypt and he or she transfers funds into Egypt in connection with the RSUs, Participant may be required to transfer the funds through a registered bank in Egypt.
FINLAND
There are no country-specific provisions.
FRANCE
Terms and Conditions
Nature of Award. The RSUs are not intended to qualify for special tax and social security treatment applicable to RSUs granted under Section L.225-197-1 to L.225-197-5 and Sections L 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended.
Language Consent. By accepting the grant of the RSUs, Participant confirms having read and understood the documents related to the grant (the Agreement and the Plan), which were provided in the English language. Participant accepts the terms of those documents accordingly.
Consentement Relatif à la Langue. En acceptant l’attribution des Droits (« RSUs »), le Participant confirme avoir lu et compris les documents relatifs à l’attribution (le Contrat et le Plan), qui ont été remis en langue anglaise. Le Participant accepte les termes de ces documents en connaissance de cause.
Notifications
Foreign Asset/Account Reporting Information. French residents must declare all foreign accounts, whether open, current, or closed, in their income tax returns. Participant should consult with a personal tax advisor to ensure compliance with applicable reporting obligations.
GERMANY
Notifications
Exchange Control Information. Cross-border payments in excess of EUR 12,500 (must be reported monthly to the German Federal Bank (Bundesbank). If the Shares issued upon vesting of RSUs or the payment received by the Participant in connection with the sale of Shares via a foreign broker, bank or service provider are in excess of EUR 12,500, Participant must report the payment to Bundesbank, either electronically using the “General Statistics Reporting Portal” (Allgemeines Meldeportal Statistik) available via Bundesbank’s website or via such other method (e.g., by email or telephone) as is permitted or required by Bundesbank. The report must be submitted monthly or within such other timing as is permitted or required by Bundesbank.

Foreign Asset/Account Reporting Information. If Participant’s acquisition of Shares under the Plan leads to a qualified participation at any point during the calendar year, Participant may need to report the acquisition when he or she files his or her tax return for the relevant year. A qualified participation occurs if (i) Participant owns at least 1% of the Company and the value of the Shares acquired exceeds EUR 150,000 or (ii) Participant holds Shares exceeding 10% of the Company’s total Common Stock.

GREECE
There are no country-specific provisions.
HUNGARY
Terms and Conditions
Settlement. This provision supplements Section 1 of the Agreement.
The Company reserves the right to force the immediate sale of the Shares to be issued upon vesting and settlement of the RSUs. If applicable, Participant agrees that the Company is authorized to instruct its broker to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization) and Participant expressly authorizes the Company’s broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of Shares at any particular price. Upon the sale of Shares, the Company agrees to pay Participant the cash proceeds from the sale of Shares, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items. Participant acknowledges that he or she is not aware of any material non-public information with respect to the Company or any securities of the Company as of the date of the Agreement.
INDIA
Notifications
Exchange Control Information. Indian residents must repatriate any proceeds from the sale of Shares acquired under the Plan or the receipt of dividends paid on such Shares to India within the time frame prescribed under applicable Indian exchange control laws as may be amended from time to time. Participant will receive a foreign inward remittance certificate (“FIRC”) from the bank where he or she deposits the foreign currency. Participant should maintain the FIRC as evidence of the repatriation of the proceeds in the event the Reserve Bank of India or the Service Recipient requests proof of repatriation. Participant is also responsible for complying with any other exchange control laws in India that may apply to the RSUs or the Shares acquired under the Plan.
Foreign Asset/Account Reporting Information.  Participant is required to declare any foreign bank accounts and any foreign financial assets (including Shares acquired under the Plan) in Participant’s annual tax return. Participant should consult with his or her personal tax advisor to determine Participant’s reporting requirements.

INDONESIA
Terms and Conditions
Language Consent. By accepting the RSUs, Participant (i) confirms having read and understood the documents relating to this grant (i.e., the Plan and this Agreement) which were provided in the English language, (ii) accepts the terms of those documents accordingly, and (iii) agrees not to challenge the validity of this document based on Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem or the implementing Presidential Regulation (when issued).

Persetujuan dan Pemberitahuan Bahasa. Dengan menerima unit saham, anda (i) mengkonfirmasi bahwa anda telah membaca dan mengerti isi dokumen yang terkait dengan pemberian ini (yaitu, Program dan Perjanjian) yang diberikan dalam Bahasa Inggris, (ii) menerima syarat dari dokumen-dokumen tersebut, dan (iii) setuju untuk tidak mengajukan keberatan atas keberlakuan dokumen ini berdasarkan Undang-Undang No. 24 Tahun 2009 tentang Bendera, Bahasa dan Lambang Negara serta Lagu Kebangsaan atau Peraturan Presiden pelaksana (ketika diterbitkan).
Notifications
Exchange Control Information. If Participant remits funds into Indonesia (e.g., proceeds from the sale of Shares), the Indonesian Bank through which the transaction is made will submit a report of the transaction to the Bank of Indonesia for statistical reporting purposes. For transactions of USD 10,000 or more, a description of the transaction must be included in the report and Participant may be required to provide information about the transaction (e.g., the relationship between Participant and the transferor of the funds, the source of the funds, etc.) to the bank in order for the bank to complete the report.
In addition, Participant may be required to provide Bank Indonesia with information on foreign exchange activities, which may include Shares held outside Indonesia, on a monthly basis. The reporting should be completed online through Bank Indonesia’s website, by no later than the 15th day of the following month.
IRELAND
There are no country-specific provisions.
ISRAEL
Terms and Conditions
Award under the Provisions of the Capital Gains Route and Trust Arrangement.

The RSUs are designated as an Award under the Capital Gains Route and shall be subject to the terms and conditions of the Plan, Sections 102(b)(2) and 102(b)(3) of the Tax Ordinance where applicable, the 102 Rules, the Trust Agreement, any applicable ITA rulings (including the Options Tax Ruling, as defined in the Share Purchase Agreement) or guidelines, and the Company’s procedures in connection with the grants of RSUs.
References to the Plan for purposes of the RSUs shall be deemed to include the Sub-Plan to the 2021 Equity Incentive Plan for Israeli Participants (the “Sub-Plan”) except where the context otherwise requires, and capitalized terms used herein shall have the same meaning ascribed to them in the Sub-Plan.
As an Award under the Capital Gains Route, the RSUs and/or the underlying Shares shall be deposited with the Trustee as required by law to qualify under Sections 102(b)(2) and 102(b)(3) of the Tax Ordinance, where applicable, for Participant’s benefit (or shall be subject to a supervisory trustee arrangement if approved by the ITA). Participant shall comply with the Tax Ordinance, the 102 Rules and the terms and conditions of the Trust Agreement. The Trustee shall hold the RSUs or the Shares issued upon vesting of the RSUs (or they shall be subject to a supervisory trustee arrangement if approved by the ITA) for at least the Minimum Trust Period, as set forth in the Sub-Plan. It is acknowledged that as long as the Shares are held by the Trustee, the Trustee shall be the registered shareholder of the Shares, and hold such Shares for Participant’s benefit (or the Shares shall be subject to a supervisory trustee arrangement if approved by the ITA).

If the underlying Shares are sold or transferred on or after the expiration of the Minimum Trust Period, Participant shall be eligible to the preferential tax treatment under Sections 102(b)(2) and 102(b)(3) of the Tax Ordinance, where applicable, subject to compliance with all Capital Gains Route and applicable ITA requirements.
In the event Participant disposes of any Shares underlying the RSUs prior to the expiration of the Minimum Trust Period, Participant acknowledges and agrees that any gains from the sale of such Shares shall not qualify for the tax treatment under the Capital Gains Route and shall be subject to taxation in Israel in accordance with ordinary income tax principles. Participant further acknowledges and agrees that in such instance Participant shall be liable for National Insurance payments (to the extent such payments are required), health tax contributions or other compulsory payments.
Upon the vesting of the RSUs, the Company shall notify the Trustee of such vesting, whereupon the Shares issued upon the vesting of the Award shall be issued in the name of the Trustee, and held in trust on Participant’s behalf by the Trustee (or shall be subject to a supervisory trustee arrangement if approved by the ITA). In the event that Participant elects to have the Shares transferred to Participant or a third party without selling such Shares, Participant shall become liable to pay taxes immediately in accordance with the provisions of the Tax Ordinance.
Notwithstanding anything to the contrary in Agreement, the Company and/or the Trustee may require Participant’s actual written signatures on certain documents relating to the RSUs for compliance with requirements of Section 102 of the Tax Ordinance.
For RSUs issued in substitution for stock options - the taxation of the RSUs shall also be subject to the provisions of the Options Tax Ruling, if obtained. The Options Tax Ruling may determine that the date of grant of the original stock options that were substituted by the RSUs shall be deemed as the Date of Grant of the RSUs for tax purposes and that the said substitution is not a tax event.
Taxes and Withholding.
References to the Company and/or the Service Recipient in Sections 6(a) and 6(b) of the Agreement with respect to the ultimate liability for all Tax-Related Items remaining with Participant, the authority to withhold taxes to satisfy Tax-Related Items and otherwise, shall include the Trustee.
Data Privacy.
This provision supplements Section 9 of the Agreement:
Participant hereby consents that the Data Privacy provisions stating that Participant understands that Data may be transferred to the Company’s broker, or another Service Provider which assists the Company, presently or in the future with the implementation, administration and management of the Plan, includes specifically the Trustee as a recipient and in general, includes any possible further transfers of the Data thereafter.
Securities Law Compliance.
This provision supplements Section 15 of the Agreement:
Participant agrees that the RSUs and any underlying Shares shall be subject to compliance with the Israeli Securities Law, 1968, and the rules and regulations promulgated thereunder, to the extent applicable.
Clawback or Recoupment.
This provision supplements Section 23 of the Agreement:
Participant consents that implementation of a clawback or recoupment policy with respect to the RSUs and the underlying Shares is subject to compliance with the requirements of Section 102 of the Tax Ordinance.

ITALY
Terms and Conditions
Plan Document Acknowledgement. In accepting the RSUs, Participant acknowledges a copy of the Plan was made available to Participant, and that Participant has reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understands and accepts all provisions of the Plan, and the Agreement.
Participant further acknowledges that he or she has read and specifically and expressly approves the following provision in the Notice: Vesting Schedule and the following provisions in the Agreement: Section 5 (“Termination; Leave of Absence; Change in Status”); Section 6 (“Taxes”); Section 7 (“Nature of Grant”); Section 9 (“Data Privacy”); Section 10 (“Language”); and Section 12 (“Imposition of Other Requirements”).
Notifications
Foreign Asset/Account Reporting Information. If Participant holds investments abroad or foreign financial assets (e.g., cash, Shares, RSUs) that may generate income taxable in Italy, Participant must report them on his or her annual tax return or on a special form if no tax return is due, irrespective of their value. The same reporting duties apply if Participant is a beneficial owner of the investments, even if he or she does not directly hold investments abroad or foreign assets.
Foreign Financial Asset Tax Notification. The value of any Shares (and certain other foreign assets) an Italian resident holds outside Italy may be subject to a foreign financial assets tax. The taxable amount is equal to the fair market value of the Shares on December 31 or on the last day the Shares were held (the tax is levied in proportion to the number of days the Shares were held over the calendar year). The value of financial assets held abroad must be reported in Form RM of the annual tax return. Participant should consult a personal tax advisor for additional information about the foreign financial assets tax.
JAPAN
Notifications
Exchange Control Information. If Participant acquires Shares valued at more than JPY 100,000,000 in a single transaction, he or she must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days after the acquisition of the Shares upon settlement of the RSUs.
Foreign Asset/Account Reporting Information. Details of any assets held outside Japan (including Shares acquired under the Plan) as of December 31 of each year must be reported to the tax authorities on an annual basis, to the extent such assets have a total net fair market value exceeding JPY 50,000,000. Such report is due by March 15 each year. Participant should consult a personal tax advisor to determine if the reporting obligation applies to Participant and whether Participant will be required to include details of Participant’s outstanding RSUs or Shares in the report.
KENYA
There are no country-specific provisions.
KOREA
Notifications
Foreign Asset/Account Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts if the monthly balance of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency) on any month-end date during the calendar year. Participant should consult a personal tax advisor regarding reporting requirements in Korea, including whether or not there is an applicable inter-governmental agreement between Korea and any other country where Participant may hold Shares or cash acquired in connection with the Plan.

Securities/Exchange Control Information. Korean residents are not permitted to sell foreign securities (such as the Shares) through non-Korean brokers (such as E*TRADE) or depositing funds resulting from the sale of Shares in an overseas financial institution. Therefore, prior to selling the Shares acquired under the Plan, Participant will be required to transfer the Shares to a domestic investment broker. Participant is solely responsible for engaging such domestic broker. Because the exchange control regulations may change without notice, Participants should consult with a legal advisor to ensure compliance with any exchange control regulations applicable to any aspect of their participation in the Plan.
LATVIA
There are no country-specific provisions.
LITHUANIA
There are no country-specific provisions.
LUXEMBOURG
Terms and Conditions
This provision supplements Section 7 (“Nature of Grant”) of the Agreement:
By accepting the RSUs, Participant consents to participation in the Plan and acknowledges that he or she has received a copy of the Plan.
Participant further understands that the Company has unilaterally, gratuitously and discretionally decided to grant the RSUs under the Plan to service providers of the Company or any of its Subsidiaries or Affiliates throughout the world. The decision to grant the RSUs is a limited decision and is entered into upon the express assumption and condition that any Award granted under the Plan will not economically or otherwise bind the Company or any of its Subsidiaries or Affiliates on an ongoing basis other than as set forth in the Agreement. Consequently, Participant understands that any grant is given on the assumption and condition that it shall not become a part of any employment or service contract (either with the Company or any Subsidiary or Affiliate) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Further, Participant understands and freely accepts that there is no guarantee that any benefit shall arise from any gratuitous and discretionary grant since the future value of the RSUs and Shares is unknown and unpredictable.
Notifications
Exchange Control Information. Participant must report any inward remittance of funds associated with the RSUs to the Banque Central de Luxembourg and/or the Service Central de La Statistique et des Études Économiques within fifteen (15) working days following the month during which the transaction occurred. If a Luxembourg financial institution is involved in the transaction, such financial institution typically will fulfill the reporting obligation on behalf of Participant. However, if the Luxembourg financial institution does not report the transaction, Participant personally is responsible for satisfying the reporting obligation. Participant should consult with Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations Participant may have in connection with Participant’s participation in the Plan.
MALAYSIA
There are no country-specific provisions.

MALTA
Notifications
Securities Law Information. The Plan, the Agreement and all other materials Participant may receive regarding participation in the Plan do not constitute advertising of securities in Malta and are deemed accepted by Participant upon receipt of Participant’s electronic or written acceptance in the United States. The issuance of the Shares under the Plan has not and will not be registered in Malta and, therefore, the Shares described in any Plan documents may not be offered or placed in public circulation in Malta.
MEXICO
Terms and Conditions
Labor Law Acknowledgement. The following provision applies if Participant resides in Mexico and receives the RSUs from the Company:
(i)    Participant’s participation in the Plan does not constitute an acquired right;
(ii)    The Plan and Participant’s participation in it are offered by the Company on a wholly discretionary basis;
(iii)    Participant’s participation in the Plan is voluntary;
(iv)    The Company and its affiliates are not responsible for any decrease in the value of any Shares acquired under the Plan;
(v)    By accepting the RSUs, Participant acknowledges that the Company, with registered offices in the U.S., is solely responsible for the administration of the Plan. Participant further acknowledges that his or her participation in the Plan, the grant of this RSU and any acquisition of Shares under the Plan do not constitute a service agreement and does not guarantee Participant the right to continue his or her service with the Company or the contracting entity because Participant is participating in the Plan on a wholly commercial basis. Based on the foregoing, Participant expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between Participant and the Company, and do not form part of any service agreement between Participant and the Company or the contracting entity, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Participant’s service agreement, if any;
(vi)    Participant further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue Participant’s participation in the Plan at any time, without any liability to Participant; and
(vii)    Finally, Participant hereby declares that he or she does not reserve to him or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, its Subsidiaries, Affiliates, branches, representation offices, shareholders, officers, agents or legal representatives, with respect to any claim that may arise.
Términos y Condiciones

Reconocimiento del Derecho Laboral. Las siguientes disposiciones aplican en caso de que el Participante sea residente en México y reciba las Unidades de Acción Restringida (“RSUs”) de la Compañía:
(i)    La participación del Participante en el Plan no constituye un derecho adquirido;
(ii)    El Plan y la participación del Participante en él es ofrecido por la Compañía de manera completamente discrecional;
(iii)    La participación del Participante en el Plan es voluntaria;
(iv)    La Compañía y sus afiliadas no son responsables por ninguna disminución en el valor de las Acciones de adquiridas en términos del Plan;
(v)    Al aceptar el otorgamiento, el Participante reconoce que la Compañía, con oficinas registradas en EE.UU., es la única responsable de la administración del Plan. Además, el Participante reconoce que su participación en el Plan, RSUs y cualquier adquisición de Acciones de conformidad con el Plan no constituyen un contrato de servicios y no garantizan el derecho del Partícipante de continuar prestando sus servicios a la Compañía, ya que el Partícipante está participando en el Plan enuna base exclusivamente comercial. Con base en lo anterior, el Participante expresamente reconoce que el Plan y los beneficios que le deriven de la participación en el Plan no establecen derecho alguno entre el Participante y la Compañía y no forman parte de ningún contrato de servicios celebrado entre el Participante y la Compañía, y cualquier modificación del Plan o su terminación no constituirá un cambio o deterioro de los términos y condiciones del contrato de servicios del Participante, en su caso;
(vi)    Además, el Participante comprende que su participación en el Plan es el resultado de una decisión discrecional y unilateral de la Compañía, por lo que la Compañía se reserva el derecho absoluto de modificar y/o suspender la participación del Participante en el Plan en cualquier momento, sin responsabilidad alguna frente al Participante; y
(vii)    Finalmente, el Participante manifiesta que no se reserva acción o derecho alguno que origine una demanda en contra de la Compañía por cualquier indemnización o daño relacionado con las disposiciones del Plan o de los beneficios otorgados en el mismo, y en consecuencia el Participante libera de la manera más amplia y total de responsabilidad a la Compañía, sus subsidiarias, empresas matriz, Afiliadas, sucursales, oficinas de representación, sus accionistas, directores, agentes y representantes legales de cualquier demanda que pudiera surgir.
Notifications
Securities Law Information. The RSUs and the Shares offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the Agreement and any other document relating to the RSUs may not be publicly distributed in Mexico. These materials are addressed to Participant only because of Participant’s existing relationship with the Company and the Service Recipient and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are present Employees of the Company’s Mexican Subsidiary(ies) made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred.
MOLDOVA
There are no country-specific provisions.

MOROCCO
Terms and Conditions
Settlement. Notwithstanding Section 1 of the Agreement, due to exchange control regulations in Morocco, Participant is not entitled to receive any Shares upon settlement of the RSUs. Instead, Participant will receive through local payroll a cash payment equal to the Fair Market Value of the Shares subject to the vested RSUs, subject to any obligation to satisfy Tax-Related Items. Any references to the issuance of Shares shall not apply to Participant.
NETHERLANDS
There are no country-specific provisions.
NEW ZEALAND
Notifications
Securities Law Information. Warning: This is an offer of RSUs, which upon vesting in accordance with the terms of the Plan and the Agreement, including this Appendix, will be converted into Shares. The Shares give Participant a stake in the ownership of the Company. Participant may receive a return if dividends are paid on the Shares.
If the Company runs into financial difficulties and is wound up, Participant will be paid only after all creditors have been paid. Participant may lose some or all of his or her investment.
New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision.
The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, Participant may not be given all the information usually required. Participant will also have fewer other legal protections for this investment.
Participant should ask questions, read all documents carefully, and seek independent financial advice before committing him- or herself.
In addition, Participant is hereby notified that the documents listed below are available for review on the Company’s “Investor Relations” website at https://ir.gitlab.com, and through Participant’s online E*TRADE account:
•this Agreement, which together with the Plan, sets forth the terms and conditions of participation in the Plan;
•a copy of the Company’s most recent annual report (i.e., Form 10-K);
•a copy of the Company’s most recent published financial statements;
•a copy of the Plan; and
•a copy of the Plan Prospectus.

A copy of the above documents will be sent to Participant free of charge on written request via email at stockadmin@gitlab.com.
As noted above, Participant is advised to carefully read the materials provided before making a decision whether to participate in the Plan. Participant also is encouraged to contact a personal tax advisor for specific information concerning Participant’s personal tax situation with regard to Plan participation.
NORWAY
There are no country-specific provisions.
PAKISTAN
Terms and Conditions

Settlement. This provision supplements Section 1 of the Agreement.
The Company reserves the right to force the immediate sale of the Shares to be issued upon vesting and settlement of the RSUs. If applicable, Participant agrees that the Company is authorized to instruct its broker to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization) and Participant expressly authorizes the Company’s broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of Shares at any particular price. Upon the sale of Shares, the Company agrees to pay Participant the cash proceeds from the sale of Shares, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items. Participant acknowledges that he or she is not aware of any material non-public information with respect to the Company or any securities of the Company as of the date of the Agreement.
Notifications
Exchange Control Information. Participant is required to immediately repatriate to Pakistan the proceeds from the sale of Shares as described above. The proceeds must be converted into local currency and the receipt of proceeds must be reported to the State Bank of Pakistan (the “SBP”) by filing a “Proceeds Realization Certificate” issued by the bank converting the proceeds with the SBP. The repatriated amounts cannot be credited to a foreign currency account. Please consult a personal tax advisor prior to vesting and settlement of the RSUs and sale of Shares to ensure compliance with the applicable exchange control regulations in Pakistan, as such regulations are subject to frequent change. Participant is responsible for ensuring compliance with all exchange control laws in Pakistan.
PANAMA
Securities Law Information. Neither the RSUs nor the Shares that Participant may acquire under the Plan constitute a public offering of securities, as they are available only to eligible service providers of the Company and its Subsidiaries and Affiliates.
PARAGUAY
There are no country-specific provisions.
PHILIPPINES
Terms and Conditions
Settlement Conditioned on Satisfaction of Regulatory Obligations. Vesting/settlement of the RSUs is conditioned upon the Company determining that an exemption exists or the Company securing and maintaining all necessary approvals from the Philippines Securities and Exchange Commission to permit the operation of the Plan in the Philippines, as determined by the Company in its sole discretion. If or to the extent the Company is unable to determine that a satisfactory exemption applies or the Company is unable to secure and maintain all necessary approvals, no Shares subject to the RSUs for which an exemption cannot be obtained or a registration cannot be completed or maintained shall be issued. In this case, the Company retains the discretion to settle any RSUs in cash in an amount equal to the Fair Market Value of the Shares subject to the RSUs less any Tax-Related Items.

Notifications

Securities Law Information. The risks of participating in the Plan include (without limitation), the risk of fluctuation in the price of the Shares and the risk of currency fluctuations between the United States Dollar and Participant’s local currency. The value of any Shares Participant may acquire under the Plan may decrease below the value of the Shares at settlement (on which Participant may be required to pay taxes) and fluctuations in foreign exchange rates between Participant’s local currency and the United States Dollar may affect the value of any amounts due to Participant pursuant to the subsequent sale of any Shares acquired upon settlement of the RSUs. The Company is not making any representations, projections or assurances about the value of the Shares now or in the future.

Participant is permitted to sell Shares acquired under the Plan through the Company’s broker (or such other broker to whom Participant may transfer the Shares), provided that such sale takes place outside of the Philippines.

POLAND
Notifications
Exchange Control Information. Polish residents holding cash and foreign securities (including Shares) in bank or brokerage accounts outside of Poland must report information to the National Bank of Poland on transactions and balances in such accounts if the value of such cash and securities exceeds PLN 7 million. If required, such reports must be filed on special forms available on the website of the National Bank of Poland. Participant should consult with a personal legal advisor to determine whether Participant will be required to submit reports to the National Bank of Poland.
Further, any transfer of funds in excess of EUR 15,000 (or if such transfer of funds is connected with business activity of an entrepreneur, a lower threshold) into or out of Poland must be effected through a bank account in Poland. All documents connected with any foreign exchange transactions must be retained for a period of five years from the end of the year in which the transaction occurred.
Foreign Asset/Account Reporting Information. If Participant maintains bank or brokerage accounts holding cash and foreign securities (including Shares) outside of Poland, Participant will be required to report information to the National Bank of Poland on transactions and balances in such accounts if the value of such cash and securities exceeds certain thresholds. If required, such reports must be filed on special forms available on the website of the National Bank of Poland. Participant should consult with a personal legal advisor to determine whether Participant will be required to submit reports to the National Bank of Poland.
PORTUGAL
Terms and Conditions
Language Consent. Participant hereby expressly declares that he or she has full knowledge of the English language and has read, understood and fully accepted and agreed with the terms and conditions established in the Plan and the Agreement.
Conhecimento da Língua. Pela presente, o Participante declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidas no Plano e no Acordo de Atribuição (Agreement em inglês).
Notifications
Exchange Control Information. If Participant holds Shares issued upon settlement of the RSUs, the acquisition of Shares should be reported to the Banco de Portugal for statistical purposes. If the Shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report on Participant’s behalf. If the Shares are not deposited with a commercial bank or financial intermediary in Portugal, Participant is responsible for submitting the report to the Banco de Portugal.

ROMANIA
Terms and Conditions
Language Consent. By accepting the grant of RSUs, Participant acknowledges that he or she is proficient in reading and understanding English, and fully understands the terms of the documents related to the grant (the RSU Agreement and the Plan), which were provided in the English language. Participant accepts the terms of those documents accordingly.
Consimtamant cu privire la limba. Prin acceptarea grantului RSU-urilor, Participantul recunoaște că este priceput la citirea și înțelegerea limbii engleze și înțelege pe deplin termenii documentelor legate de grant (Acordul RSU și Planul), care au fost furnizate în limba engleză. . Participantul acceptă termenii acestor documente în consecință.
Notifications
Exchange Control Information. If Participant deposits the proceeds from the sale of Shares acquired under the Plan into a bank account in Romania, Participant may be required to provide the Romanian bank with appropriate documentation explaining the source of the funds. Participant understands that Participant should consult with Participant’s personal legal advisor to determine whether Participant will be required to submit such documentation to the Romanian bank.
SERBIA
Notifications
Securities Law Information. The grant of the RSUs and the issuance of any Shares in settlement of the RSUs is not subject to the regulations governing public offerings and private placements under the Law on Capital Markets.
Exchange Control Information. Pursuant to the Law on Foreign Exchange Transactions, Serbian residents may freely acquire Shares under the Plan. However, the National Bank of Serbia generally requires residents to report the acquisition of Shares, the value of the Shares at vesting and, on a quarterly basis, any changes in the value of the underlying Shares.  An exemption from this reporting obligation may apply on the basis that the Shares are acquired for no consideration. Participant should consult with Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations Participant may have in connection with Participant’s participation in the Plan.
SINGAPORE
Terms and Conditions
Restrictions on Sale and Transferability. Participant agrees that any Shares acquired pursuant to the RSUs will not be offered for sale in Singapore prior to the six-month anniversary of the Date of Grant, unless such sale or offer is made pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) or pursuant to, and in accordance with the conditions of, any other applicable provision(s) of the SFA.
Notifications
Securities Law Information. The RSUs are being granted pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the SFA and is not made with a view to the underlying Shares being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.

Director Notification Obligation. If Participant is a director, associate director, or shadow director of a Singapore Subsidiary, Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singaporean Subsidiary in writing when Participant receives an interest (e.g., RSUs, Shares) in the Company or any related companies. In addition, Participant must notify the Singapore Subsidiary when Participant sells Shares of the Company or any related company (including when Participant sells Shares acquired through the vesting of the RSUs). These notifications must be made within two (2) business days of acquiring or disposing of any interest in the Company or any related company. In addition, a notification must be made of Participant’s interests in the Company or any related company within two (2) business days of becoming a director.
SLOVAKIA
There are no country-specific provisions.
SLOVENIA
Language Consent. By accepting the grant of the RSUs, Participant confirms having read and understood the Agreement and the Plan, both of which have been provided in the English language. Participant accepts the terms of those documents accordingly, and both the Company and Participant acknowledge and agree that it is their express intent that in addition to the Agreement and the Plan, all documents, notices and legal proceedings relating to the RSUs shall be prepared and conducted in English.
Soglasje za Uporabo Angleškega Jezika. S sprejetjem odobritve RSU udeleženec potrjuje, da je prebral in razumel pogodbo in načrt, ki sta bila zagotovljena v angleškem jeziku. Udeleženec v skladu s tem sprejema pogoje teh dokumentov, podjetje in udeleženec pa potrjujeta in se strinjata, da je njun izrecni namen, da se poleg sporazuma in načrta pripravijo vsi dokumenti, obvestila in pravni postopki v zvezi z RSUs in poteka v angleškem jeziku.
SOUTH AFRICA
Terms and Conditions
Taxes. The following provision supplements Section 6 (“Taxes”) of the Agreement:
By accepting the RSUs, Participant agrees that, immediately upon settlement of the RSUs, Participant will notify the Service Recipient of the amount of any gain realized at vesting. Participant will be solely responsible for paying any difference between the actual liability for Tax-Related Items and the amount withheld.
Deemed Acceptance of RSUs. Pursuant to Section 96 of Companies Act 71 of 2008 (the “Companies Act”), the RSU offer must be finalized within six months following the date the offer is communicated to Participant. If Participant does not want to accept the RSU award, Participant is required to decline the award no later than six months following the date the offer is communicated to Participant. If Participant does not reject the RSU award within six months following the date the offer is communicated to Participant, Participant will be deemed to accept the RSUs.
Notifications
Securities Law Information. Neither the RSUs nor the underlying Shares shall be publicly offered or listed on any stock exchange in South Africa. The offer is intended to be private pursuant to Section 96 of the Companies Act and is not subject to the supervision of any South African governmental authority.
Exchange Control Information. Because exchange control regulations are subject to frequent change, sometimes without notice, Participant should consult his or her personal legal advisor prior to the settlement of the RSUs to ensure compliance with current regulations. Participant is solely responsible for ensuring compliance with all exchange control laws in South Africa.
SPAIN
Terms and Conditions
Nature of Award. This provision supplements Section 7 (“Nature of Grant”) of the Agreement:
By accepting the RSUs, Participant consents to participation in the Plan and acknowledges that he or she has received a copy of the Plan.
Participant understands that the Company has unilaterally, gratuitously and discretionally decided to grant RSUs under the Plan to individuals who may be Participants throughout the world. This decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any of its Subsidiaries or Affiliates other than as expressly set forth in the Agreement. Consequently, Participant understands that the RSUs are granted on the assumption and condition that the RSUs and any Shares issued upon vesting of the RSUs are not a part of any employment or service contract (either with the Company or any of its Subsidiaries or Affiliates) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever.
Further, Participant understands and agrees that, unless otherwise expressly provided for by the Company or set forth in the Plan or the Agreement, any unvested RSUs will be cancelled without entitlement to any Shares underlying the RSUs if Participant’s status as a Participant is terminated for any reason, including, but not limited to: resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a “despido improcedente”), material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, or under Article 10.3 of Royal Decree 1382/1985. The Company, in its sole discretion, shall determine the date when Participant’s status as an Eligible Individual has terminated for purposes of the RSUs.
In addition, Participant understands that this grant would not be made to Participant but for the assumptions and conditions referred to above; thus, Participant acknowledges and freely accepts that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of, or right to, the RSUs shall be null and void.
Notifications
Securities Law Information. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of RSUs under the Plan. Neither the Plan nor the Agreement (which includes this Appendix) have been nor will be registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and they do not constitute a public offering prospectus.
Foreign Asset/Account Reporting Information. Rights or assets held outside of Spain (e.g., Shares or cash held in a foreign bank or brokerage account) with a value in excess of EUR 50,000 per type of right or asset (e.g., Shares, cash, etc.) as of December 31, must be reported on an annual tax return. After such rights and/or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than EUR 20,000 or the assets/rights or sold or otherwise disposed. For purposes of this requirement, shares of Common Stock acquired under the Plan or other equity programs offered by the Company constitute assets, but unvested rights (e.g., RSUs, etc.) are not considered assets or rights.
Exchange Control Information. If Participant holds 10% or more of the share capital of the Company or such other amount that would entitle Participant to join the Board, he or she must declare the acquisition, ownership and disposition of shares in a foreign company (including Shares acquired under the Plan) for statistical purposes to the Direccion General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Industry, Trade and Tourism. Generally, the declaration must be filed in January for Shares owned as of December 31 of each year; however, if the value of the Shares acquired or the amount of the sale proceeds exceeds EUR 1,502,530, the declaration must be filed within one month of the acquisition or sale, as applicable.
In addition, Participant is required to electronically declare to the Bank of Spain any security accounts (including brokerage accounts held abroad), as well as the securities (including shares acquired under the Plan) held in such accounts if the value of the transactions for all such accounts during the prior year or the balances of such accounts as of December 31 of the prior year exceeds EUR 1 million.
Different thresholds and deadlines to file this declaration apply. However, if neither such transactions during the immediately preceding year nor the balances / positions as of December 31 exceed EUR 1 million, no such declaration must be filed unless expressly required by the Bank of Spain. If any of such thresholds were exceeded during the current year, Participant may be required to file the relevant declaration corresponding to the prior year, however, a summarized form of declaration may be available. Participant should consult with his or her personal advisor to determine his or her obligations in this respect.
SWEDEN
Terms and Conditions
Taxes. The following provision supplements Section 6 (“Taxes”) of the Agreement:
Without limiting the Company’s and the Service Recipient’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 6 of the Agreement, by accepting the grant of RSUs, Participant authorizes the Company and/or the Service Recipient to withhold Shares or to sell Shares otherwise deliverable to Participant upon vesting to satisfy Tax-Related Items, regardless of whether the Company and/or the Service Recipient have an obligation to withhold such Tax-Related Items.
SWITZERLAND
Notifications
Securities Law Information. Neither this document nor any other materials relating to the offer of RSUs (i) constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (ii) may be publicly distributed or otherwise made publicly available in Switzerland to any person other than an Employee or other service provider of the Company or any Subsidiary or Affiliate, or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority.
TAIWAN
Notifications
Securities Law Information. The offer of participation in the Plan is available only for Employees or other service providers. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.
Exchange Control Notification. The acquisition or conversion of foreign currency and the remittance of such amounts (including proceeds from the sale of Shares) to Taiwan may trigger certain annual or periodic exchange control reporting. If the transaction amount is TWD 500,000 or more in a single transaction, Participant may be required to submit a Foreign Exchange Transaction Form and provide supporting documentation to the satisfaction of the remitting bank. Participant should consult with a personal legal advisor to ensure compliance with applicable exchange control laws in Taiwan.

TURKEY
Notifications
Securities Law Information. The grant of RSUs under the Plan is only available to service providers of the Company or any of its Subsidiaries or Affiliates, and is intended to be a private offering. Under Turkish law, Participant is not permitted to sell Shares acquired under the Plan in Turkey. Shares are currently traded on the Nasdaq in the U.S. under the ticker symbol “GTLB” and Shares may be sold on this exchange only, which is located outside of Turkey.
Exchange Control Information. Turkish residents are permitted to sell foreign securities (such as the Shares) through intermediary financial institutions that are approved under the Capital Market Law (i.e., banks licensed in Turkey). Therefore, a Turkish financial intermediary may be required in connection with the sale of any Shares acquired under the Plan. Participant is solely responsible for engaging such Turkish financial intermediary. Participant should consult with Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations Participant may have in connection with Participant’s participation in the Plan.
UKRAINE
Notifications
Exchange Control Information. Participant is responsible for complying with all applicable exchange control regulations in Ukraine. Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.
UNITED ARAB EMIRATES
Notifications
Securities Law Information. The RSUs granted under the Plan are being offered only to eligible Employees or Consultants and are in the nature of providing equity incentives to eligible Employees and Consultants of the Company or its Subsidiaries. Any documents related to the RSUs, including the Plan, the Agreement and any other grant documents (“Award Documents”), are intended for distribution only to such eligible Employees or Consultants and must not be delivered to, or relied on by, any other person.
The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any Award Documents or any other incidental communication materials distributed in connection with the RSUs. Further, neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Award Documents or taken steps to verify the information set out in them, and thus, is not responsible for their content.
Participants should, as prospective stockholders, conduct their own due diligence on the securities. If Participant does not understand the contents of the Award Documents, he or she should consult an authorized financial advisor.
UNITED KINGDOM
Terms and Conditions
Taxes and Withholding. The following provision supplements Section 6 (“Taxes”) of the Agreement:
Without limitation to Section 6 of the Agreement, Participant agrees that Participant is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or the Service Recipient or by HM Revenue and Customs (“HMRC”) (or any other tax or relevant authority). Participant also agrees to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax or relevant authority) on Participant’s behalf. For purposes of the Agreement, Tax-Related Items include (without limitation) income tax, National Insurance contributions (“NICs”) and the Health and Social Care levy.
Notwithstanding the foregoing, if Participant is a director or an executive officer of the Company (within the meaning of such terms for purposes of Section 13(k) of the Exchange Act), Participant acknowledges that he or she may not be able to indemnify the Company or the Service Recipient for the amount of any income tax not collected from or paid by Participant, as it may be considered a loan. In this case, the amount of any income tax not collected within 90 days of the end of the U.K. tax year in which the event giving rise to the Tax-Related Item(s) occurs may constitute an additional benefit to Participant on which additional income tax and NICs and Social Care levy may be payable. Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Service Recipient (as appropriate) for the value of any Employee NICs and Employee Health and Social care levy due on this additional benefit, which the Company or the Service Recipient may recover from Participant by any of the means referred to in the Plan or Section 6 of the Agreement.
VIETNAM
Terms and Conditions
Settlement. Notwithstanding Section 1 of the Agreement, due to exchange control regulations in Vietnam, Participant is not entitled to receive any Shares upon settlement of the RSUs. Instead, Participant will receive through local payroll a cash payment equal to the Fair Market Value of the Shares subject to the vested RSUs, subject to any obligation to satisfy Tax-Related Items. Any references to the issuance of Shares shall not apply to Participant.